EXECUTION VERSION DM_US 605062461-16.116680.0023 FINANCING AGREEMENT dated as of November 5, 2026 by and among AIRSCULPT TECHNOLOGIES, INC., as Parent, EBS INTERMEDIATE PARENT LLC, as Intermediate Parent, EBS ENTERPRISES LLC AND EACH OTHER SUBSIDIARY OF PARENT LISTED AS A BORROWER ON THE SIGNATURE PAGES HERETO, as Borrowers, EACH SUBSIDIARY OF PARENT LISTED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO, as Guarantors, THE LENDERS FROM TIME TO TIME PARTY HERETO, as Lenders, and BLUE TORCH FINANCE LLC, as Administrative Agent and Collateral Agent

i DM_US 605062461-16.116680.0023 Table of Contents Page Article I. DEFINITIONS; CERTAIN TERMS ...............................................................................1 Section 1.01. Definitions........................................................................................1 Section 1.02. Terms Generally.............................................................................64 Section 1.03. Certain Matters of Construction.....................................................64 Section 1.04. Accounting and Other Terms. ........................................................65 Section 1.05. Time References. ...........................................................................66 Section 1.06. Rates. ..............................................................................................66 Section 1.07. No Reclassification, Reallocation or Recharacterization. ..............67 Section 1.08. Certain Calculations and Tests.......................................................68 Section 1.09. Divisions. .......................................................................................69 Article II. THE LOANS .................................................................................................................69 Section 2.01. Commitments. ................................................................................69 Section 2.02. Making the Loans. .........................................................................70 Section 2.03. Repayment of Loans; Evidence of Debt. .......................................73 Section 2.04. Interest............................................................................................75 Section 2.05. Reduction of Commitment; Prepayment of Loans. .......................76 Section 2.06. Fees. ...............................................................................................81 Section 2.07. SOFR Option; Suspension of SOFR Option; Benchmark Transition. 83 Section 2.08. Funding Losses. .............................................................................87 Section 2.09. Taxes. .............................................................................................87 Section 2.10. Increased Costs and Reduced Return. ............................................91 Article III. [INTENTIONALLY OMITTED] ................................................................................93 Article IV. APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS .....................................................................93 Section 4.01. Payments; Computations and Statements. .....................................93 Section 4.02. Sharing of Payments. .....................................................................93 Section 4.03. Apportionment of Payments. .........................................................94 Section 4.04. Defaulting Lenders.........................................................................96 Section 4.05. Administrative Borrower; Joint and Several Liability of the Borrowers. 97 Article V. CONDITIONS TO LOANS .........................................................................................98 Section 5.01. Conditions Precedent to Effectiveness...........................................98 Section 5.02. Conditions Precedent to All Loans. .............................................103 Section 5.03. Conditions Subsequent to Effectiveness. .....................................104

ii DM_US 605062461-16.116680.0023 Article VI. REPRESENTATIONS AND WARRANTIES .........................................................105 Section 6.01. Representations and Warranties. ..................................................105 Article VII. COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS .......................................................................................................................118 Section 7.01. Affirmative Covenants. ................................................................118 Section 7.02. Negative Covenants. ....................................................................134 Section 7.03. Financial Covenants. ....................................................................140 Article VIII. CASH MANAGEMENT ARRANGEMENTS AND OTHER COLLATERAL MATTERS ............................................................................................142 Section 8.01. Cash Management Arrangements. ...............................................142 Article IX. EVENTS OF DEFAULT...........................................................................................143 Section 9.01. Events of Default. ........................................................................143 Section 9.02. Cure Right. ...................................................................................148 Article X. AGENTS .....................................................................................................................149 Section 10.01. Appointment. ...............................................................................149 Section 10.02. Nature of Duties; Delegation. ......................................................150 Section 10.03. Rights, Exculpation, Etc. .............................................................151 Section 10.04. Reliance........................................................................................153 Section 10.05. Indemnification. ...........................................................................153 Section 10.06. Agents Individually. .....................................................................153 Section 10.07. Successor Agent. ..........................................................................153 Section 10.08. Collateral Matters.........................................................................154 Section 10.09. Agency for Perfection. .................................................................156 Section 10.10. No Reliance on any Agent’s Customer Identification Program. .......................................................................................156 Section 10.11. No Third Party Beneficiaries. ......................................................157 Section 10.12. No Fiduciary Relationship. ..........................................................157 Section 10.13. Reports; Confidentiality; Disclaimers..........................................157 Section 10.14. Collateral Custodian.....................................................................158 Section 10.15. [Reserved]. ...................................................................................158 Section 10.16. No Other Duties, Etc. ...................................................................158 Section 10.17. Collateral Agent May File Proofs of Claim. ................................158 Section 10.18. Erroneous Payments.....................................................................159 Article XI. GUARANTY .............................................................................................................161 Section 11.01. Guaranty. ......................................................................................161 Section 11.02. Guaranty Absolute. ......................................................................161

iii DM_US 605062461-16.116680.0023 Section 11.03. Waiver. .........................................................................................162 Section 11.04. Continuing Guaranty; Assignments. ............................................163 Section 11.05. Subrogation. .................................................................................163 Section 11.06. Contribution. ................................................................................164 Section 11.07. Subordination of Other Obligations. ............................................165 Article XII. MISCELLANEOUS.................................................................................................165 Section 12.01. Notices, Etc. .................................................................................165 Section 12.02. Amendments, Etc. ........................................................................167 Section 12.03. No Waiver; Remedies, Etc. ..........................................................170 Section 12.04. Expenses; Taxes; Attorneys’ Fees. ..............................................170 Section 12.05. Right of Set-off. ...........................................................................171 Section 12.06. Severability. .................................................................................172 Section 12.07. Assignments and Participations. ..................................................172 Section 12.08. Counterparts. ................................................................................177 Section 12.09. Governing Law. ...........................................................................177 Section 12.10. Consent to Jurisdiction; Service of Process and Venue. ..............177 Section 12.11. Waiver of Jury Trial, Etc. ............................................................178 Section 12.12. Consent by the Agents and Lenders.............................................179 Section 12.13. No Party Deemed Drafter. ...........................................................179 Section 12.14. Reinstatement; Certain Payments. ...............................................179 Section 12.15. Indemnification; Limitation of Liability for Certain Damages. 179 Section 12.16. Records. .......................................................................................180 Section 12.17. Binding Effect. .............................................................................181 Section 12.18. Highest Lawful Rate. ...................................................................181 Section 12.19. Confidentiality. ............................................................................182 Section 12.20. Public Disclosure. ........................................................................183 Section 12.21. Integration. ...................................................................................183 Section 12.22. USA PATRIOT Act. ....................................................................183 Section 12.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ....................................................................184

iv DM_US 605062461-16.116680.0023 SCHEDULE AND EXHIBITS Schedule 1.01(A) Lenders and Lenders’ Commitments Schedule 1.01(B) Facilities; Real Estate; Mortgages Schedule 1.01(C) Immaterial Subsidiaries Schedule 1.01(D) PC Entities Schedule 6.01(e) Capitalization; Subsidiaries Schedule 6.01(f) Litigation Schedule 6.01(i) ERISA Schedule 6.01(l) Nature of Business Schedule 6.01(p) Employee and Labor Matters Schedule 6.01(q) Environmental Matters Schedule 6.01(r) Insurance Schedule 6.01(u) Intellectual Property Schedule 6.01(v) Material Contracts Schedule 7.02(a) Existing Liens Schedule 7.02(b) Existing Indebtedness Schedule 7.02(e) Existing Investments Schedule 7.02(k) Limitations on Dividends and Other Payment Restrictions Schedule 8.01 Cash Management Accounts; PC Entity Accounts Exhibit A Form of Joinder Agreement Exhibit B Form of Assignment and Acceptance Exhibit C Form of Notice of Borrowing Exhibit D Form of SOFR Notice Exhibit E Form of Compliance Certificate Exhibit F Form of Note Exhibit 2.09(d) Forms of U.S. Tax Compliance Certificate

DM_US 605062461-16.116680.0023 FINANCING AGREEMENT This FINANCING AGREEMENT, dated as of November 5, 2026, is entered into by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company, and each other subsidiary of the Parent listed as a “Borrower” on the signature pages hereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” hereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” hereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and, together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). RECITALS The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (a) an initial term loan in the aggregate principal amount of $39,000,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $5,000,000 at any time outstanding. The proceeds of the initial term loan and the loans made under the revolving credit facility shall be used to refinance existing indebtedness of the Borrowers, for general working capital purposes of the Borrowers and to pay fees and expenses related to this Agreement. The Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth. In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows: ARTICLE I. DEFINITIONS; CERTAIN TERMS Section 1.01. Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below: “Account Debtor” means, with respect to any Person, each debtor, customer or obligor in any way obligated on or in connection with any Accounts Receivable of such Person including any Credit Card Issuer. “Accounts Receivable” means, with respect to any Person, any and all rights of such Person to payment for goods sold and/or services rendered, including rights to receive payment in respect of accounts, general intangibles, bank and non-bank credit cards, and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and

2 DM_US 605062461-16.116680.0023 whether or not earned by performance, and whether now or hereafter acquired or arising in the future, and any proceeds arising therefrom or relating thereto. “Acquisition” means the acquisition (whether by means of a merger, consolidation or otherwise) of all of the Equity Interests of any Person or all or substantially all of the assets of (or any division or business line of) any Person. “Action” has the meaning specified therefor in Section 12.12. “Additional Amount” has the meaning specified therefor in Section 2.09(a). “Administrative Agent” has the meaning specified therefor in the preamble hereto. “Administrative Agent’s Accounts” means one or more accounts designated by the Administrative Agent at a bank designated by the Administrative Agent from time to time as the accounts into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents. “Administrative Borrower” has the meaning specified therefor in Section 4.05. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of members of the Board of Directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an “Affiliate” of any Loan Party. “Agent” and “Agents” have the respective meanings specified therefor in the preamble hereto. “Agreement” means this Financing Agreement, including all amendments, restatements, amendments and restatements, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative. “Anti-Corruption Laws” means all Requirements of Law concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act of 2010, and the anti-bribery and anti-corruption laws and regulations of those jurisdictions in which the Loan Parties or any of their Subsidiaries do business. “Anti-Money Laundering Laws” means all Requirements of Law concerning or relating to terrorism or money laundering, including, without limitation, the Money Laundering Control

3 DM_US 605062461-16.116680.0023 Act of 1986 (18 U.S.C. §§ 1956-1957), the USA PATRIOT Act and the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820(b) and §§ 1951-1959) and the rules and regulations thereunder, and any law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B). “Applicable Margin” means, as of any date of determination, with respect to the interest rate of any Revolving Loan or the Term Loan (or any portion thereof): (a) From the Effective Date until the Compliance Certificate is first delivered for the first full fiscal quarter after the Effective Date (the “Initial Applicable Margin Period”), the relevant Applicable Margin shall be set at Level I in the table below. (b) After the Initial Applicable Margin Period, the relevant Applicable Margin shall be set at the respective level indicated below based upon the Leverage Ratio set forth opposite thereto, which ratio shall be calculated as of the end of the most recent Test Period for which a certificate of an Authorized Officer of the Parent is received (or is required to have been received by) by the Agents and the Lenders in accordance with Section 7.01(a)(iv): Level Leverage Ratio Reference Rate Loans SOFR Loans Revolving Loans Term Loans Revolving Loans Term Loans I Greater than or equal to 3.00 to 1:00 6.75% 6.75% 7.75% 7.75% II Less than 3.00 to 1:00 and equal to or greater than 2.00 to 1:00 6.25% 6.25% 7.25% 7.25% IV Less than 2.00 to 1:00 5.75% 5.75% 6.75% 6.75% (c) Subject to clause (d) below, the adjustment of the Applicable Margin (if any) will occur 5 Business Days after the date the Administrative Agent receives the quarterly financial statements and a certificate of an Authorized Officer of the Parent in accordance with Section 7.01(a)(ii) and Section 7.01(a)(iv). (d) Notwithstanding the foregoing: (i) the Applicable Margin shall be set at Level I in the table above (x) upon the occurrence and during the continuation of a Default or Event of Default, or (y) if for any period, the Administrative Agent does not receive the financial statements and certificates described in clause (c) above, for the period commencing on the date such financial statements and certificate were required to be delivered through the date on which such

4 DM_US 605062461-16.116680.0023 financial statements and certificate are actually received by the Administrative Agent and the Lenders; and (ii) in the event that any financial statement or certificate described in clause (c) above is inaccurate (regardless of whether this Agreement or any Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any fiscal period, then the Applicable Margin for such fiscal period shall be adjusted retroactively (to the effective date of the determination of the Applicable Margin that was based upon the delivery of such inaccurate financial statement or certificate) to reflect the correct Applicable Margin, and the Borrowers shall promptly make payments to the Agents and the Lenders to reflect such adjustment. “Applicable Premium” means (a) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (c), (d) or (e) of the definition thereof: (i) during the period from and after the Effective Date up to and including the date that is the first anniversary of the Effective Date (the “First Period”), an amount equal to the Make-Whole Amount plus an amount equal to 3.00% times the sum of (A) the aggregate principal amount of the Term Loans outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of undrawn Revolving Credit Commitments immediately prior to such Applicable Premium Trigger Event; (ii) during the period after the First Period up to and including the date that is the second anniversary of the Effective Date (the “Second Period”), an amount equal to 2.00% times the sum of (A) the aggregate principal amount of the Term Loans outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of undrawn Revolving Credit Commitments immediately prior to such Applicable Premium Trigger Event; (iii) during the period after the Second Period up to and including the date that is the third anniversary of the Effective Date (the “Third Period”), an amount equal to 1.00% times the sum of (A) the aggregate principal amount of the Term Loans outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of undrawn Revolving Credit Commitments immediately prior to such Applicable Premium Trigger Event; (iv) during the period after the Third Period up to and including the date that is the fourth anniversary of the Effective Date (the “Fourth Period”), an amount equal to 0.50% times the sum of (A) the aggregate principal amount of the Term Loans outstanding on the date of such Applicable Premium Trigger Event and (B) the aggregate amount of undrawn Revolving Credit Commitments immediately prior to such Applicable Premium Trigger Event; and (v) thereafter, zero;

5 DM_US 605062461-16.116680.0023 (b) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (a) of the definition thereof: (i) during the First Period, an amount equal to the Make-Whole Amount plus an amount equal to 3.00% times the amount of the permanent reduction of the Total Revolving Credit Commitment on such date; (ii) during the Second Period, an amount equal to 2.00% times the amount of the permanent reduction of the Total Revolving Credit Commitment on such date; (iii) during the Third Period, an amount equal to 1.00% times the amount of the permanent reduction of the Total Revolving Credit Commitment on such date; (iv) during the Fourth Period, an amount equal to 0.50% times the amount of the permanent reduction of the Total Revolving Credit Commitment on such date; and (v) thereafter, zero; and (c) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (b) of the definition thereof: (i) during the First Period, an amount equal Make-Whole Amount plus an amount equal to 3.00% times the amount of the aggregate principal amount of the Term Loans being paid on such date; (ii) during the Second Period, an amount equal to 2.00% times the amount of the aggregate principal amount of the Term Loans being paid on such date; (iii) during the Third Period, an amount equal to 1.00% times the amount of the aggregate principal amount of the Term Loans being paid on such date; (iv) during the Fourth Period, an amount equal to 0.50% times the amount of the aggregate principal amount of the Term Loans being paid on such date; and (v) thereafter, zero. “Applicable Premium Trigger Event” means: (a) any permanent reduction of the Total Revolving Credit Commitment pursuant to Section 2.05 or Section 9.01; (b) any payment by any Loan Party of all, or any part, of the principal balance of any Term Loan for any reason (including, without limitation, any optional prepayment or mandatory prepayment other than (x) any prepayment made pursuant to Section 2.05(c)(i) or Section 2.05(c)(iv) and (y) any regularly scheduled amortization payment made pursuant to the first sentence of Section 2.03(b)) whether before or after (i) the occurrence of an Event of Default, or (ii) the commencement of any Insolvency Proceeding, and notwithstanding any acceleration (for

6 DM_US 605062461-16.116680.0023 any reason) of the Obligations or authorization of Board of Directors of a Loan Party or any of its Subsidiaries to commence an Insolvency Proceeding; (c) the acceleration of the Obligations for any reason, including, without limitation, acceleration in accordance with Section 9.01, including as a result of the commencement of an Insolvency Proceeding and including in the event the Obligations are reinstated pursuant to Section 1124 of the Bankruptcy Code; (d) the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any Insolvency Proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any Insolvency Proceeding to any Agent, for the account of the Lenders in full or partial satisfaction of the Obligations; or (e) the termination of this Agreement for any reason. “Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Collateral Agent (and the Administrative Agent, if applicable), in accordance with Section 12.07 hereof and substantially in the form of Exhibit B hereto or such other form acceptable to the Collateral Agent. “Assignment of Business Interruption Insurance Policy” means that certain Assignment of Business Interruption Insurance Policy as Collateral Security, dated as of the date hereof, made by the Administrative Borrower in favor of the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent. “Authorized Officer” means, with respect to any Person, the chief executive officer, chief operating officer, chief financial officer, controller, director, president, secretary, treasurer or other financial officer performing similar functions, president or executive vice president of such Person. “Availability” means, at any time, the difference between (a) the Total Revolving Credit Commitment and (b) the aggregate outstanding principal amount of all Revolving Loans. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.07. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

7 DM_US 605062461-16.116680.0023 “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.07(h)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent in consultation with the Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar- denominated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment for each applicable Interest Period, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent in consultation with the Administrative Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

8 DM_US 605062461-16.116680.0023 “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (1) the date of the public statement or publication of information referenced therein and (2) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)

9 DM_US 605062461-16.116680.0023 announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(h) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(h). “Beneficial Ownership Certification” has the meaning specified therefor in Section 5.01(n). “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Blue Torch” has the meaning specified therefor in the preamble hereto. “Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Board of Directors” means with respect to (a) any corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) a partnership, the board of directors, board of managers or equivalent governing body of the general partner of the partnership, (c) a limited liability company, the managing member or members or any controlling committee, board of directors or board of managers (or equivalent governing body) of such company or the sole member or the managing member thereof, and (d) any other Person, entity, individual, board or committee of such Person serving a similar function. “Borrower” and “Borrowers” has the respective meanings specified therefor in the preamble hereto. “Business Associate Agreement” means each business associate agreement between a Loan Party and a PC Entity, in form and substance reasonably acceptable to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement. “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in New York, except that, if a determination of a Business Day shall relate to a SOFR Loan, the term “Business Day” also shall exclude any day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

10 DM_US 605062461-16.116680.0023 “Capital Expenditures” means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in “property, plant and equipment” or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed, including all Capitalized Lease Obligations, obligations under synthetic leases and capitalized software costs that are paid or due and payable during such period and (b) to the extent not covered by clause (a) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the Equity Interests of, any other Person. “Capitalized Lease” means, with respect to any Person, any lease of (or other arrangement conveying the right to use) real or personal property by such Person as lessee that is required under GAAP to be capitalized on the balance sheet of such Person. “Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (b) commercial paper, maturing not more than 270 days after the date of issue rated P 1 by Moody’s or A 1 by Standard & Poor’s; (c) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (c) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, which assets are primarily comprised of Cash Equivalents described in another clause of this definition; and (f) marketable tax exempt securities rated A or higher by Moody’s or A+ or higher by Standard & Poor’s, in each case, maturing within 270 days from the date of acquisition thereof. “Cash Management Accounts” means the bank accounts of each Loan Party maintained at one or more Cash Management Banks listed on Schedule 8.01. “Cash Management Bank” has the meaning specified therefor in Section 8.01(a). “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the

11 DM_US 605062461-16.116680.0023 making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means each occurrence of any of the following: (a) [reserved]; (b) an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act and the rules thereunder) other than the Permitted Holder or a Lender Group Member acquires, directly or indirectly, 33% or more of the combined voting power of the Borrower’s outstanding Equity Interests ordinarily having the right to vote at an election of directors; (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Parent (or its direct or indirect ultimate parent holding company) (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Parent (or its direct or indirect ultimate parent holding company) was approved by a vote of at least a majority of the directors of the Parent (or its direct or indirect ultimate parent holding company) then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Parent (or its direct or indirect ultimate parent holding company); (d) the Parent shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting or economic power of the Equity Interests of (x) each Borrower and (y) each other Loan Party and each of its Subsidiaries or, with respect to this subclause (y), such lesser amount that the Parent owns on the Effective Date or, if later, the date such Loan Party or Subsidiary becomes a Loan Party or Subsidiary, as applicable (other than in connection with any transaction permitted pursuant to Section 7.02(c)(i)), free and clear of all Liens; (e) [reserved]; (f) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Parent and its Subsidiaries, taken as a whole, to any Person; or (g) a “Change of Control” (or any comparable term or provision) under or with respect to any of the Equity Interests or Indebtedness of the Parent or any of its Subsidiaries. “Code” means the Internal Revenue Code of 1986, as amended.

12 DM_US 605062461-16.116680.0023 “Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations. “Collateral Agent” has the meaning specified therefor in the preamble hereto. “Collateral Agent Advances” has the meaning specified therefor in Section 10.08(a). “Collateral Assignment of PC Documents” means a collateral assignment of the applicable Management Entity’s interest in the PC Documents in respect of the PC Documents of a given PC Entity, in form and substance reasonably satisfactory to Collateral Agent, which Collateral Assignment of PC Documents shall be made by the applicable Management Entity in favor of Collateral Agent, and shall be acknowledged by the applicable PC Entity and the owner(s) of such PC Entity. “Collateral Document” has the meaning specified therefor in Section 12.02(b)(iii). “Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds). “Commitments” means, with respect to each Lender, such Lender’s Revolving Credit Commitment and Term Loan Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means a Compliance Certificate, substantially in the form of Exhibit E, duly executed by an Authorized Officer of the Parent. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Reference Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.08 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated EBITDA” means, with respect to any Person for any period:

13 DM_US 605062461-16.116680.0023 (a) the Consolidated Net Income of such Person for such period, plus (b) without duplication, the sum of the following amounts for such period to the extent deducted in the calculation of Consolidated Net Income for such period: (i) any provision for United States federal income Taxes or other Taxes measured by net income or, to the extent reflected as a charge in the statement of such Consolidated Net Income (regardless of classification), any Tax Distributions made during, or with respect to, such period, (ii) Consolidated Net Interest Expense, (iii) any loss from extraordinary (as such term was defined under GAAP prior to giving effect to FASB 2015-01) items, (iv) any depreciation and amortization expense, (v) any aggregate net loss on the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, (vi) (A) any other non-cash expenditure, charge or loss for such period (other than any non-cash expenditure, charge or loss relating to write-offs, write-downs or reserves with respect to accounts and Inventory) and (B) non-cash charges for employee compensation plans incurred in the ordinary course of business (provided that, if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be deducted from Consolidated EBITDA for such period to such extent), (vii) costs and expenses incurred during such period in connection with the administration of this Agreement and the other Loan Documents (including any amendments thereto or other modifications thereof); provided, that the aggregate amount added back to Consolidated Net Income pursuant to this clause (vii) for any Test Period, together with any amounts added back pursuant to clauses (viii) and (x) below, shall not exceed (A) for any Test Period ending on or after the Effective Date and prior to November 5, 2027, 20% of Consolidated EBITDA for such Test Period, (B) for any Test Period ending on or after November 5, 2027 and prior to November 5, 2028, 15% of Consolidated EBITDA for such Test Period and (C) for any Test Period ending on or after November 5, 2028, 10% of Consolidated EBITDA for such Test Period (in each case, as calculated without giving effect to any adjustments under clauses (vii), (viii), (ix) and (x) hereof), (viii) business optimization expenses and restructuring and integration expenses (including charges directly attributable to the undertaking or implementation of any strategic initiatives, severance, recruiting, relocation, closing and consolidation of facilities or cost savings initiatives and contract termination costs); provided, that the aggregate amount added back to Consolidated Net Income pursuant to this clause (viii) for any Test

14 DM_US 605062461-16.116680.0023 Period, together with any amounts added back pursuant to clause (vii) above and clause (x) below, shall not exceed (A) for any Test Period ending on or after the Effective Date and prior to November 5, 2027, 20% of Consolidated EBITDA for such Test Period, (B) for any Test Period ending on or after November 5, 2027 and prior to November 5, 2028, 15% of Consolidated EBITDA for such Test Period and (C) for any Test Period ending on or after November 5, 2028, 10% of Consolidated EBITDA for such Test Period (in each case, as calculated without giving effect to any adjustments under clauses (vii), (viii), (ix) and (x) hereof), (ix) reported operating losses or expenses incurred with respect to de novo treatment facilities during the six-month period immediately prior to the opening thereof; provided, that (A) the amount added back to Consolidated Net Income pursuant to this clause (ix) shall not exceed, in the case of any individual de novo treatment facility, an amount in excess of $500,000 in the aggregate during the term of this Agreement, and (B) the aggregate amount added back to Consolidated Net Income pursuant to this clause (ix) for any Test Period shall not exceed 5.0% of Consolidated EBITDA for such Test Period (as calculated without giving effect to any adjustments under clauses (vii), (viii), (ix) and (x) hereof), (x) the amount of (A) any net after tax unusual or non-recurring costs, expenses or charges actually and directly incurred in cash by the Loan Parties and (B) any pro forma “run rate” cost savings, operating expense reductions, cost synergies and operating improvements, in each case of this clause (B), that are projected by the Loan Parties in good faith to be realized within 12 months after the consummation of a Permitted Acquisition or a Permitted Disposition or the undertaking or implementation of any strategic initiatives or cost savings initiatives permitted under the Loan Documents giving rise to such adjustments from actions taken within such period (calculated on a pro forma basis as though such cost savings, operational expense reductions, cost synergies and operating improvements were realized on the first day of such period for which the Consolidated EBITDA is being determined as if such cost savings, operational expense reductions, cost synergies and operating improvements were realized during the entirety of the period), net of the amount of actual benefits realized during such period from such actions; provided that any such amounts added back under this clause (x) are identifiable, factually supportable, reasonably expected to have a continuing impact and directly related to such transaction; provided, further, that each compliance certificate delivered by the Administrative Borrower shall provide reasonable detail (and attach back up documentation and calculations) evidencing the amounts to be added back under this clause (x); provided, further, that (I) the aggregate amount added back to Consolidated Net Income pursuant to this clause (x) for any Test Period shall not exceed 5.0% of Consolidated EBITDA for such Test Period (as calculated without giving effect to any adjustments under clauses (vii), (viii), (ix) and (x) hereof) and (II) the aggregate amount added back to Consolidated Net Income pursuant to this clause (x) for any Test Period, together with any amounts added back pursuant to clauses (vii) and (viii) above, shall not exceed (A) for any Test Period ending on or after the Effective Date and prior to November 5, 2027, 20% of Consolidated EBITDA for such Test Period, (B) for any Test Period ending on or after November 5, 2027 and prior to November 5, 2028, 15% of Consolidated

15 DM_US 605062461-16.116680.0023 EBITDA for such Test Period and (C) for any Test Period ending on or after November 5, 2028, 10% of Consolidated EBITDA for such Test Period (as calculated without giving effect to any adjustments under clauses (vii), (viii), (ix) and (x) hereof), and (xi) other non-cash items reducing Consolidated Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) approved by the Collateral Agent in writing as an “add back” to Consolidated EBITDA, minus (c) without duplication, the sum of the following amounts for such period to the extent included in the calculation of such Consolidated Net Income for such period: (i) any credit for United States federal income Taxes or other Taxes measured by net income, (ii) any gain from extraordinary (as such term was defined under GAAP prior to giving effect to FASB 2015-01) items, (iii) any aggregate net gain from the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, and (iv) any other non-cash gain, including any reversal of a charge referred to in clause (b)(vi) above by reason of a decrease in the value of any Equity Interest, in each case, determined on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing, it is agreed that for all purposes hereunder (including the calculation of the Leverage Ratio or the Gross Leverage Ratio) for any period that includes the fiscal months ended on October 31, 2025 through September 30, 2026, Consolidated EBITDA for such fiscal month shall be deemed equal to the following amounts set forth in the table below: Fiscal Month Ending Consolidated EBITDA October 31, 2025 $844,093.96 November 30, 2025 $(183,208.71) December 31, 2025 $737,954.00 January 31, 2026 $616,421.75 February 28, 2026 $965,062.12

16 DM_US 605062461-16.116680.0023 Fiscal Month Ending Consolidated EBITDA March 31, 2026 $2,196,804.95 April 30, 2026 $1,504,279.82 May 31, 2026 $1,957,108.02 June 30, 2026 $1,291,784.01 July 31, 2026 $(403,033.51) August 31, 2026 $113,221.31 September 30, 2026 $955,417.92 Notwithstanding anything in this Agreement to the contrary, Consolidated EBITDA shall not include any addback or adjustment for any costs, expenses or losses arising from or related to tariffs, duties or similar charges imposed by any Governmental Authority (including any increases therein), which in each case shall be treated as ordinary operating expenses. For the avoidance of doubt, (x) any adjustments to the calculation of Consolidated EBITDA made by any independent certified public accountant in connection with the delivery of the annual audited financial statements shall be realized ratably over the applicable fiscal year relating to such year for which the financial statements were delivered; (y) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of ASC 815 and its related pronouncements and interpretations, or the equivalent accounting standard under GAAP or an alternative basis of accounting applied in lieu of GAAP and (z) in no event shall any “run-rate” revenue enhancements, increases from new contracts or amendments to existing contracts or similar adjustments be included as an addback in this definition. “Consolidated Net Income” means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period; provided, however, that the following shall be excluded: (a) the net income of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third-party (which interest does not cause the net income of such other Person to be consolidated into the net income of such Person or its Subsidiaries), except to the extent of the amount of dividends or distributions derived from earned income and paid to such Person or Subsidiary, (b) the net income of any Subsidiary of such Person that is, on the last day of such period, subject to any restriction or limitation on the payment of dividends or the making of other distributions, to the extent of such restriction or limitation,

17 DM_US 605062461-16.116680.0023 (c) the net income of any other Person arising prior to such other Person becoming a Subsidiary of such Person or merging or consolidating into such Person or its Subsidiaries, and (d) (1) any effect of income (loss) from the early extinguishment of Indebtedness or Swap Obligations or other derivative instruments (including deferred financing costs written off and premiums paid), (2) any non-cash income (or loss) related to currency gains or losses related to Indebtedness, intercompany balances, and other balance sheet items and to Swap Obligations pursuant to ASC 815 (or such successor provision),(3) any non-cash expense, income, or loss attributable to the movement in mark to market valuation of foreign currencies, Indebtedness, or derivative instruments pursuant to GAAP and (4) any charges resulting from the application of ASC 805 (or such successor provision). “Consolidated Net Interest Expense” means, with respect to any Person for any period, (a) gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (b) the sum of (i) interest income for such period and (ii) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (c) the sum of (i) losses for such period on Hedging Agreements (to the extent not included in gross interest expense) and (ii) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP. “Consulting Agreements” shall mean each consulting agreement (or similar agreement) between a Loan Party and the consultant party thereto, in form and substance reasonably acceptable to Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement. “Contingent Indemnity Obligations” means any Obligation constituting a contingent, unliquidated indemnification obligation of any Loan Party, in each case, to the extent (a) such obligation has not accrued and is not yet due and payable and (b) no claim has been made or is reasonably anticipated to be made with respect thereto. “Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, and (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any

18 DM_US 605062461-16.116680.0023 such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith. “Continuity Agreements” means each continuity agreement, membership interest transfer restriction agreement, stock transfer restriction agreement or other similar agreement between the applicable Loan Party, the applicable PC Entity and the applicable equity holder(s) of such PC Entity, in form and substance reasonably satisfactory to Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted by this Agreement. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Collateral Agent, among the Collateral Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC) over such account to the Collateral Agent. “Controlled Investment Affiliate” means, as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. “Covenant Provision” has the meaning specified in Section 1.07(a). “Credit Card Issuer” means any Person (other than any Loan Party) who issues or whose members issue credit or debit cards or any other third party financing to customers of a Loan Party or a PC Entity, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., VISA, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-

19 DM_US 605062461-16.116680.0023 bank credit or debit cards, including, credit or debit cards issued by or through American Express Travel Related Services Company, Inc. and Novus Services, Inc. “Cure Period” has the meaning specified in Section 9.02. “Cure Right” has the meaning specified in Section 9.02. “Current Value” has the meaning specified therefor in Section 7.01(m). “Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization restructuring, restructuring plan, or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect. “Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default. “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within 2 Business Days of the date when due, (b) has notified the Administrative Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action. Notwithstanding anything to the contrary herein, a

20 DM_US 605062461-16.116680.0023 Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Administrative Borrower and each Lender. “Deficit Funding Agreement” means each deficit funding loan agreement (or similar agreement) between a Loan Party and a PC Entity, in form and substance reasonably acceptable to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted by this Agreement, pursuant to which security agreement such PC Entity shall grant a security interest in favor of such Loan Party to secure the payment and performance of such PC Entity’s obligations to such Loan Party. “Disbursement Letter” means a disbursement letter, in form and substance reasonably satisfactory to the Collateral Agent, by and among the Loan Parties, the Agents, the Lenders and the other Persons party thereto, and the related funds flow memorandum describing the sources and uses of all cash payments in connection with the transactions contemplated to occur on the Effective Date. “Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells (including, without limitation, any sale leaseback transaction), assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for cash of any contracts, (b) any disposition of property through a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (c) the early termination or modification of any contract resulting in the receipt by any Loan Party or any Subsidiary thereof of a cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification) or (d), any sale of merchant accounts (or any rights thereto (including, without limitation, any rights to any residual payment stream with respect thereto)) by any Loan Party or any Subsidiary thereof. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise,

21 DM_US 605062461-16.116680.0023 (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payments of dividends or distributions in cash, (d) is convertible into or exchangeable for (i) Indebtedness or (ii) any other Equity Interests that would constitute Disqualified Equity Interests, or (e) is conditionally redeemable if permitted under this Agreement, in each case of clauses (a) through (e), prior to the date that is six months after the Final Maturity Date. “Disqualified Institution” means: (a) an entity designated by the Administrative Borrower, by written notice delivered to the Administrative Agent on or prior to the Effective Date, as a disqualified institution, (b) any other entity designated by the Administrative Borrower from time to time after the Effective Date, by written notice delivered to the Administrative Agent, that is an operating company engaged in similar business operations as the Borrowers, the PC Entities or their respective Subsidiaries which is a competitor of any Borrower or PC Entity, and (c) any entity that is reasonably identifiable, solely on the basis of such entity’s name, as an Affiliate of any entity referred to in clause (a) or (b) above or are identified as such in writing by the Administrative Borrower to the Administrative Agent; provided, however, that: (i) in no event shall any bona fide debt fund, investment vehicle, regulated banking entity or non-regulated lending entity that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans or bonds and/or similar extensions of credit in the ordinary course of business be a Disqualified Institution unless such entity is identified under clause (a) above, and (ii) no such designation shall apply to retroactively disqualify any entity who previously acquired, and continues to hold, any Loans or Commitments hereunder. Notwithstanding anything to the contrary herein or in any other Loan Document, no Person or entity that has acquired (by assignment or participation interest) any portion of the Loans or Commitments shall be retroactively deemed a Disqualified Institution to the extent such Person or entity was not a Disqualified Institution at the time of such acquisition. The Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or selling participation of Loans, or disclosure of confidential information, to, or the restriction on any exercise of rights or remedies of, any Disqualified Institution. “Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America.

22 DM_US 605062461-16.116680.0023 “Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” has the meaning specified therefor in Section 5.01. “Employee Plan” means an employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan), regardless of whether subject to ERISA, that any Loan Party or any of its ERISA Affiliates maintains, sponsors or contributes to or is obligated to contribute to or otherwise has any liability. “Environmental Claim” means any action, suit, complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication, from any Person or Governmental Authority relating to or arising out of any threatened, alleged or actual (a) violation of, non-compliance with, or liability under, any Environmental Law, or (b) the manufacture, use, handling, processing, distribution, labeling, generation, transportation, storage, treatment, Release, threatened Release, disposal or arranging for the disposal of, or exposure to, any Hazardous Materials. “Environmental Law” means any Requirement of Law relating to, regulating or governing (i) the pollution or protection of the environment, any environmental media, natural resources, human health or safety, or (ii) the manufacture, use, handling, processing, distribution, labeling, generation, transportation, storage, treatment, Release, threatened Release, disposal or arranging for the disposal of, or exposure to, any Hazardous Materials. “Environmental Liability” means all liabilities (contingent or otherwise, known or unknown), monetary obligations, losses (including monies paid in settlement), damages, natural resource damages, costs and expenses (including all reasonable fees, costs, client charges and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest arising directly or indirectly as a result of, from, or based upon (a) any Environmental Claim, (b) any actual, alleged or threatened violation of or non-compliance with any Environmental Law or Environmental Permit, (c) any actual, alleged or threatened Release of, or exposure to, Hazardous Materials, (d) any Remedial Action, (e) any environmental condition or (f) any contract, agreement

23 DM_US 605062461-16.116680.0023 or other arrangement pursuant to which liability is assumed or imposed contractually or by operation of law with respect to any of the foregoing clauses (a) through (e). “Environmental Lien” means any Lien in favor of any Governmental Authority arising out of any Environmental Liability. “Environmental Permit” means any permit, license, authorization, approval, registration or entitlement required by or issued pursuant to any Environmental Law or by any Governmental Authority pursuant to Environmental Law. “Equity Interests” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable. “Equity Issuance” means either (a) the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Equity Interests or (b) the receipt by the Parent of any cash capital contributions, which are subsequently contributed to the Borrowers. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections. “ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) that, together with such Person is, or within the last six (6) years was, treated as a single employer under Section 414 of the Code or Section 4001 of ERISA. “ERISA Event” means (a) the occurrence of a Reportable Event with respect to any Pension Plan; (b) the failure to meet the minimum funding standards of Section 412 or 430 of the Code or Section 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) or the failure to make a contribution or installment required under Section 412 or 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (d) a determination that any Multiemployer Plan is, or is expected to be, in “critical,” “endangered” or “critical and declining” status, in each case, within the meaning of Title IV of ERISA; (e) the filing of a notice of intent to terminate a Pension Plan or the treatment of an amendment to a Pension Plan as a termination under Section 4041 of ERISA; (f) the withdrawal by any Loan Party or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to any Loan Party or any of its ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (g) the institution by the PBGC of proceedings to terminate any Pension Plan or appoint a trustee to administer any Pension Plan, or the occurrence of any event or condition that might constitute

24 DM_US 605062461-16.116680.0023 grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the imposition of liability on any Loan Party or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069(a) of ERISA or by reason of the application of Section 4212(c) of ERISA; (i) the withdrawal of any Loan Party or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan or the receipt by any Loan Party or any of its ERISA Affiliates of notice from any Multiemployer Plan that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (j) the occurrence of an act, circumstance, transaction, failure or omission which results in, or which could reasonably be expected to give result in, liability to a Loan Party under Title I of ERISA or a Tax under any of Sections 4971 through 5000 of the Code; (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Loan Party or any of its ERISA Affiliates; (l) the assertion of a claim (other than routine claims for benefits) against any Employee Plan or the assets thereof, or against any Loan Party or any of its ERISA Affiliates in connection with any Employee Plan or Multiemployer Plan; (m) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any such Pension Plan (or such other Employee Plan) to qualify for exemption from taxation under Section 501(a) of the Code; (n) the imposition on any Loan Party of any fine, excise Tax or penalty with respect to any Employee Plan or Multiemployer Plan resulting from any noncompliance with any Requirements of Law; (o) the imposition of a Lien pursuant to Section 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan; or (p) the occurrence of any Foreign Plan Event. “Erroneous Payment” has the meaning specified in Section 10.18(a). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified therefor in Section 9.01. “Excess Cash Flow” means, with respect to any Person for any period, (a) Consolidated EBITDA of such Person and its Subsidiaries for such period, less (b) the sum of, without duplication (solely to the extent financed with cash of such Person and its Subsidiaries generated as a result of such Person’s operations and not financed with proceeds of Dispositions, casualty proceeds, Equity Issuances or Indebtedness (other than Revolving Loans), (i) all cash principal payments (excluding any principal payments made pursuant to Section 2.05(c)) on the Loans made during such period (but, in the case of the Revolving Loans, only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), and all cash principal payments on Indebtedness (other than Indebtedness incurred under this Agreement) of such Person or any of its Subsidiaries during such period to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement (but, in

25 DM_US 605062461-16.116680.0023 the case of revolving loans, only to the extent that the revolving credit commitment in respect thereof is permanently reduced by the amount of such payments), (ii) all Consolidated Net Interest Expense to the extent paid or payable in cash during such period, (iii) the cash portion of Capital Expenditures made by such Person and its Subsidiaries during such period to the extent permitted to be made under this Agreement (excluding Capital Expenditures to the extent financed through the incurrence of Indebtedness or through an Equity Issuance), (iv) all scheduled loan servicing fees and other similar fees in respect of Indebtedness of such Person or any of its Subsidiaries paid in cash during such period, to the extent such Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement, (v) income Taxes and Tax Distributions paid in cash by such Person and its Subsidiaries for such period, (vi) all cash expenses, cash charges, cash losses and other cash items that were added back in the determination of Consolidated EBITDA for such period, (vii) the excess, if any, of Working Capital at the end of such period over Working Capital at the beginning of such period (or minus the excess, if any, of Working Capital at the beginning of such period over Working Capital at the end of such period), (viii) all cash used by such Person and its Subsidiaries during such period for Permitted Acquisitions and other Permitted Investments (other than Permitted Investments made pursuant to clause (a) and (f) of the definition thereof), in each case, to the extent permitted to be made under this Agreement and financed solely with internally generated cash, and (ix) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by such Person or any of its Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, in each case, to the extent permitted to be made by this Agreement and financed solely with internally generated cash. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Account” means any deposit account: (a) that is specifically and exclusively used for: (i) payroll, payroll Taxes (including the employer portion thereof) and other employee wage and benefit payments to or for the benefit of any Loan Party’s employees, (ii) escrow, fiduciary or trust purposes, or

26 DM_US 605062461-16.116680.0023 (iii) holding cash collateral (other than in favor of the Collateral Agent or the Secured Parties) to the extent permitted under the Loan Documents, and (b) that is a Petty Cash Account. “Excluded Subsidiary” means (i) any Immaterial Subsidiary, (ii) a “controlled foreign corporation” as defined under Section 957 of the Code (“CFC”) or any direct or indirect Subsidiary that owns (directly or indirectly) no material assets other than Equity Interests (or Equity Interests and other securities) in one or more CFCs (“FSHCO”); provided that (A) if any such Person described in this clause (ii) may guarantee the Obligations without material adverse tax consequences to the Parent and its Subsidiaries (as reasonably determined by the Administrative Borrower and the Collateral Agent), such Person shall not be an Excluded Subsidiary and shall execute and deliver the agreements, instruments and other documents required by Section 7.01(b) and (B) Parent and its Subsidiaries shall use commercially reasonable efforts not create (or otherwise cause any of its Subsidiaries to become) a CFC or FSHCO, and (iii) any other Subsidiary of the Parent with respect to which the Administrative Borrower and the Collateral Agent reasonably agree in writing that the cost or other consequences of guaranteeing the Obligations would be excessive in relation to the benefits to be obtained by the Lenders therefrom. Notwithstanding the foregoing, no Subsidiary shall be an Excluded Subsidiary if such Subsidiary owns or is the exclusive licensee of any Material Asset or is a direct or indirect parent of a Loan Party. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor becomes effective with respect to such related Swap Obligation. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.09, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office,

27 DM_US 605062461-16.116680.0023 (c) Taxes attributable to such Recipient’s failure to comply with Section 2.09(d) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Facility” means that certain Credit Agreement, dated as of November 7, 2022, among Parent, Intermediate Parent, the Administrative Borrower, the Existing Lenders and First-Citizens Bank & Trust Company, as the administrative agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof. “Existing Lenders” means the lenders party to the Existing Credit Facility. “Extraordinary Receipts” means any cash received by the Parent or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.05(c)(ii), (iii) or (v) hereof), including, without limitation, (a) foreign, United States, state, provincial or local tax refunds, rebates or cash credits or any similar payments or any one-time payments from any Governmental Authority in respect of Taxes or otherwise (including for avoidance of doubt, any amounts refunded under the International Emergency Economic Powers Act or other tariff or similar regime with such amounts being deemed not in the ordinary course of business for the purposes of this definition), (b) pension plan reversions, (c) proceeds of insurance (other than to the extent such insurance proceeds are (i) immediately payable to a Person that is not the Parent or any of its Subsidiaries in accordance with applicable Requirements of Law or with Contractual Obligations entered into in the ordinary course of business or (ii) received by the Parent or any of its Subsidiaries as reimbursement for any out-of-pocket costs incurred or made by such Person prior to the receipt thereof directly related to the event resulting from the payment of such proceeds), (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of the Parent or any of its Subsidiaries or (ii) received by the Parent or any of its Subsidiaries as reimbursement for any costs previously incurred or any payment previously made by such Person) (g) any purchase price adjustment received in connection with any purchase agreement and (h) any refund, rebate, reimbursement or return actually received in cash by Parent or any of its Subsidiaries, in its capacity as importer of record or otherwise, of any duties, tariffs or deposits imposed together with any statutory or other interest paid thereon, in each case whether received through U.S. Customs and Border Protection's CAPE process, a protest, a proceeding before the Court of International Trade or any other Governmental Authority.

28 DM_US 605062461-16.116680.0023 “Facility” means the real property identified on Schedule 1.01(B) and any New Facility hereafter acquired by the Parent or any of its Subsidiaries, including, without limitation, the land on which each such facility is located, all buildings and other improvements thereon, and all fixtures located thereat or used in connection therewith. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal, Tax or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of Sections 1471 through 1474 of the Code and the Treasury Regulations thereunder. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. “Fee Letter” means the fee letter, dated as of the date hereof, among the Borrowers and the Administrative Agent. “Final Maturity Date” means November 5, 2031; provided that if such day is not a Business Day, then the Final Maturity Date shall be the immediately preceding Business Day. “Financial Statements” means: (a) the audited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended December 31, 2025, and the related consolidated statement of operations, shareholders’ equity and cash flows for the Fiscal Year then ended, and (b) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the nine months ended September 30, 2026, and the related consolidated statement of operations, shareholder’s equity and cash flows for the nine months then ended. “Financials Delivery Date” has the meaning specified therefor in Section 9.02. “Fiscal Year” means the fiscal year of the Parent and its Subsidiaries ending on December 31 of each year. “Fixed Basket” has the meaning specified therefor in Section 1.07(b). “Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the

29 DM_US 605062461-16.116680.0023 ratio of (a) Consolidated EBITDA of such Person and its Subsidiaries for such period minus (x) Capital Expenditures made by such Person and its Subsidiaries during such period minus (y) income Taxes paid by such Person and its Subsidiaries during such period, to (b) the sum of (i) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid or prepaid during such period to the extent there is an equivalent permanent reduction in the commitments thereunder (if applicable), plus (ii) Consolidated Net Interest Expense of such Person and its Subsidiaries for such period; provided, that, for purposes of calculating Fixed Charge Coverage Ratio, (i) Consolidated EBITDA net of Capital Expenditures and income Taxes contained in clause (a) of this definition shall be computed on a trailing four (4) consecutive quarters basis and (ii) the fixed charges contained in clause (b) of this definition shall not be computed on a trailing four (4) consecutive quarters basis but, instead, shall be “annualized”: that is, (w) the amount so computed for the fiscal quarter ending September 30, 2026 shall be equal to the fixed charges for the fiscal quarter ending September 30, 2026 multiplied by four (4), (x) the amount of fixed charges for the fiscal quarter ending December 31, 2026 shall be equal to fixed charges for the two (2) fiscal quarters then ended multiplied by two (2), (y) the amount of fixed charges for the fiscal quarter ending March 31, 2027 shall be equal to fixed charges for the three (3) fiscal quarters then ended multiplied by (4/3) and (z) for each fiscal quarter thereafter the fixed charges shall be computed on a trailing four (4) consecutive quarters basis. “Floor” means a rate of interest equal to 2.50% per annum. “Foreign Lender” has the meaning specified therefor in Section 2.09(d). “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its ERISA Affiliates that is subject to any Requirements of Law other than, or in addition to, the laws of the United States or any state thereof or the laws of the District of Columbia. “Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any Requirement of Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make any required contribution or payment under any Requirement of Law within the time permitted by any Requirement of Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party or any Subsidiary under any law on account of the complete or partial termination of such Foreign Plan

30 DM_US 605062461-16.116680.0023 or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction with respect to a Foreign Plan that is prohibited under any Requirement of Law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party or any Subsidiary, or the imposition on any Loan Party or any Subsidiary of any fine, excise Tax or penalty with respect to a Foreign Plan resulting from any noncompliance with any Requirement of Law. “Foreign Subsidiary” means any Subsidiary of the Parent that is not a Domestic Subsidiary. “Freely-Assignable” means, with respect to any Management Services Agreement or other contract or agreement, such Management Services Agreement, contract or agreement if (i) it does not contain express restrictions or conditions (including, without limitation, the payment of any fee, but excluding any condition to provide substantially concurrent notice) on the assignment, sale, disposition or other transfer by the applicable Management Entity (or any of its successors and assigns) of, or the granting of any Lien by the applicable Management Entity (or any of its successors and assigns) in, its rights, title and interest thereunder, to any other Person (including any such transfer as a result of the exercise of any such Lien therein, whether by foreclosure or otherwise), (ii) under which, without obtaining the consent of any Person, no default will occur, no penalty will accrue and no violation of breach of any terms thereof will result or arise due to (x) any such granting of a Lien in such rights, title and interest of the applicable Management Entity (or any of its successors or assigns) or upon any such assignment, sale, disposition or other transfer, or (y) any change of control or change in ownership of the applicable Management Entity, and (iii) otherwise, under applicable law, it is freely assignable to third parties (or Affiliates) by the applicable Management Entity (or any of its successors or assigns). “Funding Losses” has the meaning specified therefor in Section 2.08. “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 7.03 hereof and the definitions used therein, “GAAP” shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, provided, further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.03 hereof, the Collateral Agent and the Administrative Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP has occurred. “Governing Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);

31 DM_US 605062461-16.116680.0023 (b) with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization, governance and capitalization; and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization. “Government Payor Program” means Medicare, Medicaid, TRICARE, CHAMPUS, CHAMPVA, or any other federal, state, or local government health care program, in each case other than private, non-governmental insurance, managed care plans, or other commercial Third Party Payors. “Governmental Authority” means any nation or government, any foreign, Federal, state, territory, provincial, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Gross Leverage Ratio” means, with respect to any Person and its Subsidiaries for any period, the ratio of (a) all Indebtedness in the definition thereof of such Person and its Subsidiaries as of the end of such period, to (b) Consolidated EBITDA of such Person and its Subsidiaries for such period provided, that, notwithstanding the foregoing, the amount of Indebtedness of the Revolving Loans included in clause (a) above shall be an amount equal to, without duplication, the average daily unpaid balance of Revolving Loans. “Guaranteed Obligations” has the meaning specified therefor in Section 11.01. “Guarantor” means (a) the Parent and each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto, and (b) each other Person which guarantees, or is required to provide a guarantee, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations. “Guaranty” means (a) the guaranty of each Guarantor party hereto contained in Article XI hereof and (b) each other guaranty, in form and substance reasonably satisfactory to the Collateral Agent, made by any other Guarantor in favor of the Collateral Agent for the benefit of the Agents and the Lenders guaranteeing all or part of the Obligations.

32 DM_US 605062461-16.116680.0023 “Hazardous Material” means any element, material, substance, waste, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic or hazardous substance, hazardous waste, universal waste, special waste, or solid waste or is otherwise characterized by words of similar import under any Environmental Law or that is regulated under, or for which liability or standards of care are imposed, pursuant to any Environmental Law, including, without limitation, petroleum, polychlorinated biphenyls; asbestos-containing materials, lead or lead-containing materials, urea formaldehyde-containing materials, radioactive materials, radon, per- and polyfluoroalkyl substances and mold. “Healthcare Laws” means all statutes, laws, rules, and regulations of any Governmental Authority applicable to the operation of the businesses of the Loan Parties or its Subsidiaries thereof: (a) with respect to regulatory matters relating to patient healthcare, healthcare providers, or healthcare services (including HIPAA); (b) all licensure laws and regulations applicable to the Loan Parties and its Subsidiaries; (c) all applicable professional standards regulating healthcare providers, healthcare professionals, or healthcare payors; (d) quality, safety certification standards, licensure and accreditation and requirements, only to the extent that any of the foregoing standards and requirements in this clause (d) are applicable; (e) the billing, coding or submission of claims or refund of identified overpayments, whether payable by non-governmental insurance or managed care, private pay, or otherwise, through which any Loan Party or Subsidiary receives reimbursement for services and goods provided for any healthcare services by patients and (f) any and all other applicable federal, state or local healthcare laws, rules, codes, statutes, regulations, and orders, including, but not limited to, laws governing or regulating fee splitting and those that apply to all commercial payors and self-payors, in each case as amended from time to time applicable to the activities referenced in clauses (a) through (e) above. “Healthcare Permit” means all approvals, permits, licenses, accreditations, registrations, listings or authorizations issued by any Person or Governmental Authority, necessary under applicable laws in connection with the operation of the business of any Loan Parties or its Subsidiaries. “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement. “Highest Lawful Rate” means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. “HIPAA” means the following, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto, and together with any and all rules or regulations promulgated from time to time thereunder: (a) the Health Insurance Portability and

33 DM_US 605062461-16.116680.0023 Accountability Act of 1996 (42 U.S.C. § 1302d et seq.) and (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009). “Holdout Lender” has the meaning specified therefor in Section 12.02(c). “Immaterial Subsidiary” means, at any time, any Subsidiary that (i) contributed 2.5% or less of the Consolidated EBITDA of the Parent and its Subsidiaries for the most recently ended Test Period, (ii) contributed 2.5% or less of the revenues of the Parent and its Subsidiaries for the most recently ended Test Period, and (iii) had assets representing 2.5% or less of the total consolidated assets of the Parent and its Subsidiaries on the last day of the most recently ended Test Period; provided, if at any time and from time to time after the Effective Date, Immaterial Subsidiaries comprise in the aggregate more than 5.0% of the Consolidated EBITDA of the Parent and its Subsidiaries for the most recently ended Test Period, or more than 5.0% of the revenues of the Parent and its Subsidiaries for the most recently ended Test Period or more than 5.0% of the consolidated assets of the Parent and its Subsidiaries as of the end of the most recently ended Test Period, then the Parent shall, not later than thirty days after the date by which financial statements for such period are required to be delivered (or such longer period as the Administrative Agent may agree in its sole discretion), designate in writing to the Administrative Agent that one or more of such Subsidiaries is no longer an Immaterial Subsidiary for purposes of this Agreement to the extent required such that the foregoing condition ceases to be true. As of the Effective Date, the Immaterial Subsidiaries are listed on Schedule 1.01(C). Notwithstanding the foregoing, no Subsidiary that owns or is the exclusive licensee of any Material Asset shall be an Immaterial Subsidiary. “Incurrence Test” has the meaning specified therefor in Section 1.07(b). “Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services; (c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (d) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (e) all Capitalized Lease Obligations of such Person; (f) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities;

34 DM_US 605062461-16.116680.0023 (g) all obligations and liabilities, calculated on a basis reasonably satisfactory to the Collateral Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (h) all monetary obligations under any supply chain financings, receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing or any Off Balance Sheet Liabilities; (i) all Contingent Obligations; (j) all Disqualified Equity Interests; and (k) all obligations referred to in clauses (a) through (j) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer. “Indemnified Matters” has the meaning specified therefor in Section 12.15. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified therefor in Section 12.15. “Initial Term Loan” means, collectively, the loans made by the Initial Term Loan Lenders to the Borrowers on the Effective Date pursuant to Section 2.01(a)(ii). “Initial Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make the Initial Term Loan to the Borrowers in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Initial Term Loan Lender” means a Lender with an Initial Term Loan Commitment or an Initial Term Loan. “Initial Total Term Loan Commitment” means the sum of the amounts of the Lenders’ Initial Term Loan Commitments. “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law. “Intellectual Property” has the meaning specified therefor in the Security Agreement.

35 DM_US 605062461-16.116680.0023 “Intellectual Property Contracts” means all written agreements concerning Intellectual Property, including without limitation license agreements, technology consulting agreements, confidentiality agreements, co-existence agreements, consent agreements and non-assertion agreements. “Intellectual Property Security Agreement” has the meaning specified therefor in the Security Agreement. “Intercompany Subordination Agreement” means an Intercompany Subordination Agreement made by the Parent and its Subsidiaries in favor of the Collateral Agent for the benefit of the Agents and the Lenders, in form and substance reasonably satisfactory to the Collateral Agent. “Interest Payment Date” means as to any SOFR Loan, the last day of each Interest Period therefor and the Final Maturity Date. “Interest Period” means, with respect to each SOFR Loan, a period commencing on the date of the making of such SOFR Loan (or the continuation of a SOFR Loan or the conversion of a Reference Rate Loan to a SOFR Loan) and ending 1 or 3 month(s) (as elected in the applicable SOFR Notice) thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c) through (e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon Term SOFR from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1 or 3 months after the date on which the Interest Period began, as applicable, (e) the Borrowers may not elect an Interest Period which will end after the Final Maturity Date, and (f) no tenor that has been removed from this definition pursuant to Section 2.07(h)(iv) shall be available for specification in such Notice of Borrowing or SOFR Notice. “Intermediate Parent” has the meaning specified therefor in the preamble hereto.

36 DM_US 605062461-16.116680.0023 “Inventory” means, with respect to any Person, all goods and merchandise of such Person leased or held for sale or lease by such Person, including, without limitation, all raw materials, work-in-process and finished goods, and all packaging, supplies and materials of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Accounts Receivable or cash. “Investment” means, with respect to any Person, (a) any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances or other extensions of credit (excluding Accounts Receivable arising in the ordinary course of business), capital contributions or acquisitions of Indebtedness (including, any bonds, notes, debentures or other debt securities), Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (b) the purchase or ownership of any futures contract or liability for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or (c) any investment in any other items that are or would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions, thereto, without any adjustments for the increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. “Joinder Agreement” means a Joinder Agreement, substantially in the form of Exhibit A, duly executed by a Subsidiary of a Loan Party made a party hereto pursuant to Section 7.01(b). “Lease” means any lease, sublease or license of, or other agreement granting a possessory interest in, real property to which any Loan Party or any of its Subsidiaries is a party as lessor, lessee, sublessor, sublessee, licensor or licensee. “Lender” has the meaning specified therefor in the preamble hereto. “Lender Group Member” means, each of Blue Torch, any Agent, any Lender or any Affiliate thereof. “Leverage Ratio” means, with respect to any Person and its Subsidiaries for any period, the ratio of (a) all Indebtedness in the definition thereof of such Person and its Subsidiaries as of the end of such period less Qualified Cash in an aggregate amount not to exceed $2,500,000, to (b) Consolidated EBITDA of such Person and its Subsidiaries for such period; provided, that, notwithstanding the foregoing, the amount of Indebtedness of the Revolving Loans included in clause (a) above shall be an amount equal to, without duplication, the average daily unpaid balance of Revolving Loans.

37 DM_US 605062461-16.116680.0023 “License Agreement” means each license agreement (or similar agreement) between a Loan Party and a PC Entity, in form and substance reasonably acceptable to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement. “Licensed Personnel” means any physician, nurse, physical therapist, speech therapist, occupational therapist, home health aide or other licensed professional personnel employed or retained by the Loan Party and each Subsidiary for carrying out the business of the Loan Parties or Subsidiaries, but not including any licensed professionals contracted with a Loan Party or Subsidiary. “Lien” means any mortgage, deed of trust, deed to secure debt, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security. “Liquidity” means, as of any date of determination, Qualified Cash plus, to the extent that the conditions to borrowing pursuant to Section 5.02 could be satisfied as of the applicable date of determination, Availability, minus the amount of trade payables and other accounts payable in excess of $1,000,000 (in the aggregate as of the relevant date of determination) of the Loan Parties that are aged more than sixty (60) days from the due date thereof minus any amounts contributed by any other person. “Loan” means the Term Loan or any Revolving Loan made by an Agent or a Lender to the Borrowers pursuant to Article II hereof. “Loan Account” means an account maintained hereunder by the Administrative Agent on its books of account at the Payment Office, and with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers. “Loan Document” means this Agreement, the Assignment of Business Interruption Insurance Policy, any Control Agreement, the Disbursement Letter, the Fee Letter, any Guaranty, the Collateral Assignment of PC Documents, the Intercompany Subordination Agreement, any Joinder Agreement, any Mortgage, any Security Agreement, any other Collateral Document, the VCOC Management Rights Agreement, any landlord waiver, any collateral access agreement, any Perfection Certificate and any other agreement, instrument, certificate, report and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation. “Loan Party” means any Borrower and any Guarantor. “Loan Party Data” has the meaning given to such term in Section 6.01(dd). “Loan Party Systems” has the meaning given to such term in Section 6.01(dd).

38 DM_US 605062461-16.116680.0023 “Make-Whole Amount” means, as of any date of determination, an amount equal to the difference (which shall not be zero) between: (A) the aggregate amount of interest (including, without limitation, (x) interest payable in cash, in kind or deferred and (y) if applicable, interest at the Post-Default Rate) which would have otherwise been payable on the principal amount of the Term Loans repaid on such date and, if applicable, the aggregate principal amount of Revolving Credit Commitment permanently reduced or terminated on such date (assuming for purposes of calculating the amount of interest the full commitment amount has been drawn) (or in the case of an Applicable Premium Trigger Event specified in clauses (c), (d) or (e) of the definition thereof, the principal amount of the Term Loans outstanding on such date and the Total Revolving Credit Commitment on such date (assuming for purposes of calculating the amount of interest the full commitment amount has been drawn)) from the date of the occurrence of the Applicable Premium Trigger Event until the first anniversary of the Effective Date, minus (B) the aggregate amount of interest the Lenders would earn if the prepaid (or deemed prepayment in the case of an acceleration of the Loans) or reduced principal amount of the Term Loans or the aggregate principal amount of the Revolving Credit Commitments reduced or terminated (assuming for purposes of calculating the amount of interest the full commitment amount has been drawn), in each case, were reinvested for the period from the date of prepayment (or deemed prepayment in the case of an acceleration of the Loans) or reduction until the first anniversary of the Effective Date at the Treasury Rate. “Management Entity” means any Borrower or any other Loan Party (other than Parent and Intermediate Parent) that engages in Management Services for any PC Entity. “Management Services” means any and all non-clinical management and administrative services including, without limitation, billing and collection services, space, equipment or staffing provided by a Loan Party to a PC Entity. “Management Services Agreements” means each management agreement (or similar agreement) between a Management Entity and a PC Entity pursuant to which the applicable Management Entity provides Management Services and such Management Entity is paid for such Management Services, in each case, in form and substance reasonably satisfactory to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited by this Agreement. Notwithstanding anything to the contrary herein, each Management Services Agreement shall be Freely-Assignable. “Material Adverse Effect” means a material adverse effect on any of (a) the operations, assets, liabilities or financial condition of the Loan Parties taken as a whole, (b) the ability of the Loan Parties taken as a whole to perform any of their obligations under any Loan Document, (c) the legality, validity or enforceability of this Agreement or any other Loan Document, (d) the rights and remedies of any Agent or any Lender under any Loan Document, or (e) the validity, perfection

39 DM_US 605062461-16.116680.0023 or priority of a Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders on Collateral having a fair market value in excess of $500,000. “Material Asset” means all Material Intellectual Property and other assets owned by, or licensed to, the Parent or any of its Subsidiaries that is material to the business of Parent or any of its Subsidiaries, taken as a whole. “Material Contract” means, with respect to any Person, (a) each of the PC Documents; (b) each contract or agreement to which such Person or any of its Subsidiaries is a party involving an obligation to make aggregate payments to or by such Person or such Subsidiary of $1,000,000 or more in any Fiscal Year (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium); and (c) all other contracts or agreements as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect. “Material Intellectual Property” means all Intellectual Property owned by, or licensed to, the Parent or any of its Subsidiaries that is material to the business of the Parent or any of its Subsidiaries, taken as a whole (whether owned as of the Effective Date or thereafter acquired). “Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. § 1396 et seq.), any statutes succeeding thereto and any regulations promulgated thereunder. “Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. § 1395 et seq.), any statutes succeeding thereto and any regulations promulgated thereunder. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage” means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance reasonably satisfactory to the Collateral Agent, made by a Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, securing the Obligations and delivered to the Collateral Agent. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed, or has been obligated to contribute, to at any time during the preceding the six calendar years. “Net Cash Proceeds” means, with respect to, any incurrence of any Indebtedness, any Disposition or the receipt of any Extraordinary Receipts by any Person or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial

40 DM_US 605062461-16.116680.0023 consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only: (a) in the case of any Disposition or the receipt of any Extraordinary Receipts consisting of insurance proceeds or condemnation awards, the amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection therewith (other than Indebtedness under this Agreement), (b) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (c) transfer Taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith, and (d) net income Taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements), in each case, to the extent, but only to the extent, that the amounts so deducted are (i) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (ii) properly attributable to such transaction or to the asset that is the subject thereof. “New Facility” has the meaning specified therefor in Section 7.01(m). “Non-U.S. Lender” has the meaning specified therefor in Section 2.09(d). “Note” means a promissory note of the Borrowers payable to any Lender or its registered assigns, in substantially the form of Exhibit F hereto, evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from the Loans made by such Lender. “Notice of Borrowing” has the meaning specified therefor in Section 2.02(a). “Obligations” means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders arising under or in connection with this Agreement or any other Loan Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) (i) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay principal, interest, charges, expenses, fees, premiums (including the Applicable Premium), attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents and (ii) the guarantee obligations of such Person under Article XI hereof, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person. Notwithstanding any of the foregoing, Obligations shall not include any Excluded Swap Obligations.

41 DM_US 605062461-16.116680.0023 “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Off Balance Sheet Liabilities” means, with respect to any Person, (a) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to any accounts or notes receivable sold, transferred or otherwise disposed of by such Person, (b) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to property or assets leased by such Person as lessee, and (c) all obligations, contingent or otherwise, of such Person under any synthetic lease, tax retention operating lease, off balance sheet loan or similar or other off balance sheet financing whether or not the transaction giving rise to such obligation (i) is considered indebtedness for borrowed money for tax purposes but is classified as an operating lease or (ii) does not (and is not required to pursuant to GAAP) appear as a liability on the balance sheet of such Person. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. “Parent” has the meaning specified therefor in the preamble hereto. “Participant Register” has the meaning specified therefor in Section 12.07(i). “Payment Office” means the Administrative Agent’s office located at 599 Lexington Avenue, 27th Floor, New York, New York 10022, or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and the Administrative Borrower. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “PC Documents” means the Management Services Agreements, the Deficit Funding Agreements, the Continuity Agreements, the Collateral Assignments of PC Documents, the License Agreements, the Consulting Agreements and, as applicable, the Business Associate Agreements. “PC Entity” means any Person (other than a natural person) providing professional medical services if and to the extent applicable law provides that the direct or indirect ownership

42 DM_US 605062461-16.116680.0023 of such Person shall be limited to appropriately licensed professionals (natural persons) who are duly licensed or otherwise legally authorized to render the specific professional services for which the Person was organized and which Person is party to a Management Services Agreement that is in full force and effect. As of the Effective Date, each PC Entity is listed on Schedule 1.01(D) hereto. “PC Entity Retained Amount” has the meaning specified therefor in Section 9.01(t). “PC Entity Sweep Agreement” means, with respect to any deposit account of a PC Entity, an agreement or other arrangement, in form and substance reasonably satisfactory to the Administrative Agent, among such PC Entity maintaining such deposit account, the applicable Loan Party and the applicable bank or other financial institution at which such PC Entity maintains such deposit account, pursuant to which such bank or financial institution agrees to automatically sweep amounts deposited in such deposit account to a Cash Management Account of such Loan Party at the end of each Business Day, as and when funds clear and become available in accordance with such bank’s or financial institution’s standard practices and procedures. “PC Organizational Documents” means the operating agreement, limited liability company agreement, or similar governing document, as applicable, of the PC Entities. “Pension Plan” means an Employee Plan that is subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its ERISA Affiliates at any time during the preceding six calendar years. “Perfection Certificate” means a certificate in form and substance reasonably satisfactory to the Collateral Agent providing information with respect to the property of each Loan Party. “Periodic Term SOFR Determination Day” has the meaning specified therefor in the definition of Term SOFR. “Permitted Acquisition” means any Acquisition by a Loan Party or any wholly-owned Subsidiary of a Loan Party to the extent that each of the following conditions shall have been satisfied: (a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition after giving pro forma effect to such Acquisition; (b) to the extent the Acquisition will be financed in whole or in part with the proceeds of any Loan, the conditions set forth in Section 5.02 shall have been satisfied; (c) the Borrowers shall have furnished to the Agents at least 10 Business Days prior to the consummation of such Acquisition (i) an executed term sheet and/or commitment letter (setting forth in reasonable detail the terms and conditions of such Acquisition) and such other information and

43 DM_US 605062461-16.116680.0023 documents that any Agent may request, including, without limitation, executed counterparts of the respective agreements, instruments or other documents pursuant to which such Acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements, instruments or other documents and all other material ancillary agreements, instruments or other documents to be executed or delivered in connection therewith, (ii) pro forma financial statements of the Parent and its Subsidiaries after the consummation of such Acquisition, (iii) a certificate of the chief financial officer of the Parent, demonstrating on a pro forma basis compliance, as at the end of the most recently ended Test Period, with all covenants set forth in Section 7.03 hereof after the consummation of such Acquisition, and (iv) copies of such other agreements, instruments or other documents as any Agent shall reasonably request; (d) the agreements, instruments and other documents referred to in paragraph (c) above shall provide that (i) neither the Loan Parties nor any of their Subsidiaries shall, in connection with such Acquisition, assume or remain liable in respect of any Indebtedness of the Seller or Sellers, or other obligation of the Seller or Sellers (except for (x) obligations incurred in the ordinary course of business in operating the property so acquired and necessary or desirable to the continued operation of such property and (y) Permitted Indebtedness), and (ii) all property to be so acquired in connection with such Acquisition shall be free and clear of any and all Liens, except for Permitted Liens (and if any such property is subject to any Lien not permitted by this clause (ii) then concurrently with such Acquisition such Lien shall be released); (e) such Acquisition shall be effected in such a manner so (i) that the acquired assets or Equity Interests are owned either by a Loan Party and, if effected by merger or consolidation involving a Loan Party, such Loan Party shall be the continuing or surviving Person and (ii) after giving effect to any such Acquisition, any Person so acquired who is a Subsidiary of any Borrower shall become a Loan Party (unless such entity is an Immaterial Subsidiary); (f) the Borrowers shall have Liquidity in an amount equal to or greater than $10,000,000 immediately after giving effect to the consummation of the proposed Acquisition; (g) the assets being acquired or the Person whose Equity Interests are being acquired did not have negative Consolidated EBITDA (without giving effect to any “run rate” cost savings, operating expense restrictions and synergies resulting from such Permitted Acquisition) during the 12 consecutive month period most recently concluded prior to the date of the proposed Acquisition;

44 DM_US 605062461-16.116680.0023 (h) the assets being acquired, or the Person whose Equity Interests (x) are being acquired, are useful in or engaged in, as applicable, the business of the Loan Parties and their Subsidiaries or a business reasonably related thereto and (y) shall become Collateral and Loan Parties, respectively; (i) the assets being acquired are located within the United States or the Person whose Equity Interests are being acquired is organized in a jurisdiction located within the United States; (j) such Acquisition shall be consensual and shall have been approved by the board of directors of the Person whose Equity Interests or assets are proposed to be acquired and shall not have been preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Parent or any of its Subsidiaries or an Affiliate thereof; (k) any such Subsidiary (and its equityholders) shall execute and deliver the agreements, instruments and other documents required by Section 7.01(b) on or prior to the date of the consummation of such Acquisition; and (l) the Purchase Price payable in respect of (i) all Acquisitions (including the proposed Acquisition) shall not exceed $3,000,000 in the aggregate per Fiscal Year and (ii) all Acquisitions (including the proposed Acquisition) shall not exceed $15,000,000 in the aggregate during the term of this Agreement. “Permitted Cure Equity” means Qualified Equity Interests of the Parent. “Permitted Disposition” means: (a) sale of Inventory in the ordinary course of business for cash; (b) licensing, on a non-exclusive basis, Intellectual Property rights in the ordinary course of business in accordance with the terms of this Agreement; (c) leasing or subleasing assets in the ordinary course of business; (d) (i) the lapse of Registered Intellectual Property of the Parent and its Subsidiaries to the extent not economically or commercially desirable in the conduct of their business to maintain or (ii) the abandonment of Intellectual Property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights are not material revenue generating copyrights, and (B) such lapse or abandonment is not materially adverse to the interests of the Secured Parties; (e) any involuntary loss, damage or destruction of property; (f) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property; (g) so long as no Event of Default has occurred and is continuing or would result therefrom, transfers of assets (i) from the Parent or any of its Subsidiaries to a Loan Party (other

45 DM_US 605062461-16.116680.0023 than the Parent), and (ii) from any Subsidiary of the Parent that is not a Loan Party to any other Subsidiary of the Parent; (h) (i) Disposition of obsolete or worn-out equipment in the ordinary course of business and consistent with past practice and (ii) sale of immaterial assets in the ordinary course of business for cash; (i) Disposition of property or assets not otherwise permitted in clauses (a) through (h) above (other than any factoring, supply chain financing or other receivables or similar financings) for cash in an aggregate amount not less than the fair market value of such property or assets; (j) the sale or issuance of the Equity Interests of any Subsidiary of Parent to any Borrower or to any other Loan Party; and (k) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; provided that the Net Cash Proceeds of such Dispositions (including the proposed Disposition) (1) in the case of clauses (h) and (i) above, do not exceed $5,000,000 in the aggregate in any Fiscal Year and (2) in the case of clauses (e), (f), (h) and (i), are paid to the Administrative Agent for the benefit of the Agents and the Lenders pursuant to the terms of Section 2.05(c)(ii). Notwithstanding the foregoing, no Loan Party may transfer, assign or exclusively license any Material Asset to any Person other than to a Borrower or a Subsidiary of a Borrower that is a Loan Party. “Permitted Holder” means Vesey Street Capital Partners, L.L.C. or any Controlled Investment Affiliate thereof. “Permitted Indebtedness” means: (a) any Indebtedness owing to any Agent or any Lender under this Agreement and the other Loan Documents; (b) any other Indebtedness listed on Schedule 7.02(b), and any Permitted Refinancing Indebtedness in respect of such Indebtedness; (c) Permitted Purchase Money Indebtedness and any Permitted Refinancing Indebtedness in respect of such Indebtedness; (d) Permitted Intercompany Investments; (e) [reserved]; (f) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to the Loan Parties, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the

46 DM_US 605062461-16.116680.0023 period in which such Indebtedness is incurred and such Indebtedness is outstanding only during such period; (g) the incurrence by any Loan Party of Indebtedness under Hedging Agreements that are incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party’s operations and not for speculative purposes; (h) Indebtedness incurred in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P- cards”) or other similar cash management services, in each case, incurred in the ordinary course of business, other than any such Indebtedness in respect of such cash management services for customers of any Loan Party, Subsidiary or PC Entity; (i) Subordinated Indebtedness of a Loan Party in an aggregate amount not exceeding $650,000 at any one time outstanding; (j) guarantee obligations incurred in the ordinary course of business by Parent and its Subsidiaries of obligations of any PC Entity under an ordinary course merchant services agreement entered by such PC Entity in order to facilitate the processing of credit card payments constituting revenue of such PC Entity; (k) Indebtedness incurred by a Loan Party arising from agreements entered into in connection with Permitted Acquisitions constituting earn-outs, indemnification or adjustment of purchase price; provided that (i) such Indebtedness is unsecured and has been subordinated to the Obligations to the reasonable satisfaction of the Administrative Agent, (ii) such Indebtedness shall not mature prior to the date that is twelve (12) months after the Final Maturity Date and shall be on terms and conditions reasonably satisfactory to the Administrative Agent, (iii) all such Indebtedness incurred under this clause (k) is in an amount not to exceed $2,500,000 in the aggregate at any one time outstanding and (iv) no cash payment in respect of such Indebtedness shall be made unless, immediately after giving effect to such payment, (A) no Default or Event of Default shall have occurred and be continuing and (B) Parent and its Subsidiaries shall be in compliance with each of the financial covenants set forth in Section 7.03; (l) Indebtedness (i) arising from the honoring by a bank or other financial institution of a check, draft or similar instrument, or (ii) in respect of cash management services (other than cash management services for customers of any Loan Party, Subsidiary or PC Entity); provided that (A) each such Indebtedness incurred under this clause (l) is unsecured and has been subordinated to the Obligations to the reasonable satisfaction of the Administrative Agent and (B) all such Indebtedness incurred under this clause (l) is in an amount not to exceed $50,000 in the aggregate at any one time outstanding; (m) Indebtedness consisting of the financing of insurance premiums for the insurance of Parent or any of its Subsidiaries in the ordinary course of business, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year;

47 DM_US 605062461-16.116680.0023 (n) Indebtedness representing deferred compensation (other than earn-outs) owed to employees of Parent, any Borrower or any of its Subsidiaries incurred in the ordinary course of business; (o) Indebtedness consisting of unsecured promissory notes issued by the Borrowers to future, current or former officers, directors, employees, managers and consultants or their respective estates, spouses or former spouses, in each case to finance the purchase or redemption of Equity Interests of Parent, to the extent such repurchase is otherwise permitted under this Agreement; provided, that the aggregate amount of all Indebtedness under this clause (o) shall not exceed $1,000,000 at any time outstanding; and (p) other unsecured Indebtedness in an aggregate amount not to exceed $650,000 at any one time outstanding. “Permitted Intercompany Investments” means Investments made by (a) a Loan Party to or in another Loan Party (other than the Parent), (b) a Subsidiary that is not a Loan Party to or in another Subsidiary that is not a Loan Party, and (c) a Subsidiary that is not a Loan Party to or in a Loan Party (other than the Parent), so long as, in the case of a loan or advance, the parties thereto are party to the Intercompany Subordination Agreement. “Permitted Investments” means: (a) Investments in cash and Cash Equivalents; (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business; (c) advances made in connection with purchases of goods or services and extensions of trade credit in the ordinary course of business; (d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries; (e) Investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof; (f) Permitted Intercompany Investments; (g) Permitted Acquisitions;

48 DM_US 605062461-16.116680.0023 (h) Investments by Management Entities in PC Entities consisting of Indebtedness of PC Entities to the applicable Management Entities pursuant to the terms of any Management Services Agreement and related Deficit Funding Agreement in an aggregate principal amount at any time not to exceed $75,000; (i) loans and advances to officers, directors and employees of any Loan Party for reasonable and customary business related travel expenses, entertainment expenses, moving expenses and similar expenses, in each case incurred in the ordinary course of business, in an aggregate principal amount at any time not to exceed $100,000; (j) Investments held by any Person as of the date such Person is acquired in connection with a Permitted Acquisition; provided that (i) such Investments were not made, in any case, by such Person in connection with, or in contemplation of, such Permitted Acquisition and (ii) with respect to any such Person which becomes a Subsidiary as a result of such Permitted Acquisition, such Subsidiary remains the only holder of such Investment and becomes a Loan Party hereunder; (k) deposits made to secure the performance of leases, licenses or contracts in the ordinary course of business in an aggregate amount not to exceed $50,000; and (l) Investments consisting of, or related to, the opening and startup of any de novo treatment facility that will constitute a PC Entity; provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) the aggregate amount of all such Investments made pursuant to this clause (l) in any Fiscal Year shall not exceed $5,000,000 without the prior written consent of Administrative Agent and (iii) the aggregate amount of de novo facility Investments in jurisdictions outside of the United States during the term of this Agreement shall not exceed $10,000,000 without the prior written consent of Administrative Agent. Notwithstanding the foregoing, a Material Asset may not be invested in any Person other than Subsidiary of a Borrower that is a Loan Party. “Permitted Liens” means: (a) Liens securing the Obligations; (b) Liens for Taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c)(ii); (c) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor; (d) Liens described on Schedule 7.02(a), provided that (A) any such Lien shall only secure the Indebtedness that it secures on the Effective Date and any Permitted Refinancing

49 DM_US 605062461-16.116680.0023 Indebtedness in respect thereof and (B) no such Lien extends to any additional property other than (x) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.02(b) and (y) proceeds and products thereof, accessions thereto and improvements thereon; (e) purchase money Liens on equipment acquired or held by any Loan Party or any of its Subsidiaries in the ordinary course of its business to secure Permitted Purchase Money Indebtedness so long as such Lien only (i) attaches to such property and (ii) secures the Indebtedness that was incurred to acquire such property or any Permitted Refinancing Indebtedness in respect thereof; (f) deposits and pledges of cash securing (i) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are made or otherwise arise in the ordinary course of business and secure obligations not past due; (g) with respect to any Facility, easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) individually or in the aggregate, materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person’s business; (h) Liens of landlords and mortgagees of landlords (i) arising by statute or under any Lease or related Contractual Obligation entered into in the ordinary course of business, (ii) on fixtures and movable tangible property located on the real property leased or subleased from such landlord, or (iii) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP; (i) the title and interest of a lessor or sublessor in and to personal property leased or subleased (other than through a Capitalized Lease), in each case, in the ordinary course of business and extending only to such personal property; (j) non-exclusive licenses of Intellectual Property rights in the ordinary course of business permitted in accordance with the terms of this Agreement; (k) judgment liens (other than for the payment of Taxes, assessments or other governmental charges) securing judgments and other proceedings not constituting an Event of Default under Section 9.01(j); (l) rights of set-off or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business;

50 DM_US 605062461-16.116680.0023 (m) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness; (n) Liens solely on any cash earnest money deposits in favor of the seller made by a Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition; and (o) other Liens securing Indebtedness in an aggregate principal amount not to exceed $100,000 at any time outstanding. “Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations) incurred to finance the acquisition of any fixed assets secured by a Lien permitted under clause (e) of the definition of “Permitted Liens”; provided that (a) such Indebtedness is incurred within 20 days after such acquisition, (b) such Indebtedness when incurred shall not exceed the purchase price of the asset financed and (c) the aggregate principal amount of all such Indebtedness (and any Permitted Refinancing Indebtedness in respect thereof) shall not exceed $500,000 at any time outstanding. “Permitted Refinancing Indebtedness” means the extension of maturity, refinancing or modification of the terms of Indebtedness so long as: (a) after giving effect to such extension, refinancing or modification, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification; (b) such extension, refinancing or modification does not result in a shortening of the average weighted maturity (measured as of the extension, refinancing or modification) of the Indebtedness so extended, refinanced or modified (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to the Final Maturity Date); (c) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Loan Parties and the Lenders than the terms of the Indebtedness (including, without limitation, terms relating to the collateral (if any) and subordination (if any) and intercreditor arrangements (if any)) being extended, refinanced or modified; (d) the Indebtedness that is extended, refinanced or modified is not recourse to any Loan Party or any of its Subsidiaries that is liable on account of the obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended. (e) to the extent that the Indebtedness that is extended, refinanced or modified is secured, the Lien securing such Indebtedness satisfies the applicable requirements of Section 7.02(a); as of the date of the incurrence of such Indebtedness and after giving effect thereto, no Event of Default exists; and

51 DM_US 605062461-16.116680.0023 (f) (A) if such Indebtedness being extended, refinanced or modified was subordinated to the Obligations, then the Permitted Refinancing Indebtedness shall also be subordinated to the Obligations on terms and pursuant to documentation no less favorable to the Lenders and the Administrative Agent, (B) if such Indebtedness being extended, refinanced or modified is unsecured, then the Permitted Refinancing Indebtedness shall also be unsecured, (C) if the Indebtedness being refinanced, refunded or replaced is secured, it is not secured by any assets that did not previously secure such Indebtedness, (D) if the Indebtedness being refinanced, refunded or replaced is Guaranteed, it shall not be Guaranteed by any Person that did not previously guarantee such Indebtedness and (E) if such Indebtedness is incurred under (and pursuant to) documentation other than this Agreement; it is understood and agreed that any such Indebtedness that is pari passu with the Obligations hereunder in right of payment and secured by the Collateral on a pari passu basis with respect to the Obligations hereunder that are secured on a first lien basis may participate, with respect to voluntary prepayments, on a pro rata basis or a less than pro rata basis, and with respect to mandatory prepayments, on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis), in each case, in respect of the Obligations, in each case as the Administrative Borrower and the relevant lender may agree. “Permitted Restricted Payments” means any of the following Restricted Payments: (a) distributions made by any Loan Party to the Parent in amounts necessary to pay customary expenses as and when due and owing by the Parent in the ordinary course of its business as a holding company (including salaries and related reasonable and customary expenses incurred by employees of the Parent), so long as no Default or Event of Default shall have occurred and be continuing or would result from the making of such payment (but excluding the portion of such amount that is attributable to the ownership or operations of any subsidiary of the Parent other than the Loan Parties and their Subsidiaries); (b) for any taxable year (or portion thereof) in which the Borrowers and/or their Subsidiaries are members of a consolidated, combined, unitary or similar income Tax group of which the Parent or any direct or indirect parent of the Parent is the common parent (“Tax Group”), distributions by the Borrowers to the Parent, and by the Parent to any direct or indirect parent, to permit the Parent or such direct or indirect parent to pay U.S. federal, state, local and foreign income Taxes of such Tax Group then due and payable that are attributable to the taxable income of the Borrowers and/or their Subsidiaries (“Tax Distributions”); provided that the amount of such payments in any taxable year (or portion thereof) does not exceed the lesser of (i) the amount that the Borrowers and/or their Subsidiaries would be required to pay in respect of U.S. federal, state, local, and foreign income Taxes for such taxable year (or portion thereof) as a stand- alone tax group, and (ii) the actual Tax liability of the Parent or such direct or indirect parent of the Parent (the amount of such payments and distributions permitted for each year shall be referred to as the “Annual Aggregate Permitted Tax Distribution”); provided, further, that, to the extent such Taxes are attributable to Subsidiaries of the Parent that are not Loan Parties, such Taxes must be funded by such Subsidiaries; (c) Restricted Payments made by any Subsidiary of any Borrower to such Borrower; (d) Restricted Payments made by the Parent to pay dividends in the form of common Equity Interests of the Parent;

52 DM_US 605062461-16.116680.0023 (e) the Borrowers may repurchase, redeem or otherwise acquire or retire for value any Equity Interest of Parent held by any employee, director, consultant or officer of any Loan Party or Subsidiary of any Loan Party pursuant to any employee equity subscription agreement, stock option agreement, stock ownership arrangement or any similar arrangement upon the death, disability, retirement or termination of employment of such employee, director, consultant or officer to the extent (i) not exceeding $500,000 in any Fiscal Year and (ii) after giving effect to such Restricted Payment, no Default or Event of Default shall have occurred and be continuing or would result therefrom; (f) the Borrowers may make cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Parent; provided, that such payments shall not exceed $250,000 in any Fiscal Year; and (g) the Borrowers may make repurchases of any Equity Interest deemed to occur upon exercise of stock options or warrants if such repurchased Equity Interest represents a portion of the exercise price of such options or warrants, and (ii) repurchases of any Equity Interest deemed to occur upon the withholding of a portion of the Equity Interests granted or awarded to a current or former officer, director, employee or consultant to pay for the taxes payable by such Person upon such grant or award (or upon vesting thereof); provided that the aggregate amount of such Restricted Payments made pursuant to this clause (g) shall not exceed $250,000 in any Fiscal Year. Notwithstanding the foregoing, no Loan Party or Subsidiary thereof may transfer, assign or exclusively license any Material Asset to any Person other than a Subsidiary of a Borrower that is a Loan Party. “Permitted Specified Liens” means Permitted Liens described in clauses (a), (c) to the extent non-consensual and senior to the Liens securing the Obligations by operation of law), or (d) (to the extent in existence on the Effective Date) of the definition of Permitted Liens, and, solely in the case of Section 7.01(b)(i), including clauses (g), (h) and (i) of the definition of Permitted Liens. “Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority. “Petty Cash Accounts” means Cash Management Accounts with deposits at any time in an aggregate amount not in excess of $50,000 for any one account and $150,000 in the aggregate for all such accounts. “Post-Default Rate” means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2.00%, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein for any Loan then outstanding prior to an Event of Default plus 2.00%. “Pro Rata Share” means, with respect to:

53 DM_US 605062461-16.116680.0023 (a) a Lender’s obligation to make Revolving Loans and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (A) such Lender’s Revolving Credit Commitment, by (B) the Total Revolving Credit Commitment, provided, that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and the denominator shall be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances), (b) a Lender’s obligation to make the Initial Term Loan and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Initial Term Loan Commitment, by (ii) the total Initial Term Loan Commitment, provided that if the total Initial Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Initial Term Loans and the denominator shall be the aggregate unpaid principal amount of the Initial Term Loans, (c) all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender’s Revolving Credit Commitment and the unpaid principal amount of such Lender’s portion of the Term Loan, by (ii) the sum of the Total Revolving Credit Commitment and the aggregate unpaid principal amount of the Term Loan, provided, that, if such Lender’s Revolving Credit Commitment shall have been reduced to zero, such Lender’s Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and if the Total Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances). “Programs” has the meaning specified therefor in Section 6.01(z)(v). “Projections” means financial projections of the Parent and its Subsidiaries delivered pursuant to Section 6.01(g)(ii), as updated from time to time pursuant to Section 7.01(a)(vii), including balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries in form reasonably satisfactory to the Administrative Agent. “Purchase Price” means, with respect to any Acquisition, an amount equal to the sum of (a) the aggregate consideration, whether cash, property or securities (including, without limitation, the fair market value of any Equity Interests of any Loan Party or any of its Subsidiaries issued in connection with such Acquisition), paid or delivered by a Loan Party or any of its Subsidiaries (whether as initial consideration or through the payment or disposition of deferred consideration, including, without limitation, in the form of seller financing, royalty payments, payments allocated towards non-compete covenants, payments to principals for consulting services or other similar payments) in connection with such Acquisition, plus (b) the aggregate amount of liabilities of the acquired business (net of current assets of the acquired business) that would be reflected on a balance sheet (if such were to be prepared) of the Parent and its Subsidiaries after giving effect to such Acquisition, plus

54 DM_US 605062461-16.116680.0023 (c) the aggregate amount of all transaction fees, costs and expenses incurred by the Parent or any of its Subsidiaries in connection with such Acquisition. “Qualified Cash” means, as of any date of determination, the aggregate amount of unrestricted cash on-hand of the Loan Parties (other than Parent and Intermediate Parent) maintained in deposit accounts in the name of a Loan Party in the United States as of such date, which deposit accounts are subject to Control Agreements; provided that, for the avoidance of doubt, the proceeds of Permitted Cure Equity shall not be included in this definition of Qualified Cash. “Qualified Equity Interests” means, with respect to any Person, all Equity Interests of such Person that are not Disqualified Equity Interests. “Qualified PC Entity” shall mean a PC Entity (a) which pursuant to the PC Documents between such PC Entity and the applicable Loan Party, all of the collected revenue of such PC Entity is deposited in a deposit account of a Loan Party subject to a Control Agreement or a deposit account of such PC Entity and such collected revenue is swept and deposited into a deposit account of a Loan Party which is subject to a Control Agreement pursuant to a PC Entity Sweep Agreement, free and clear of all Liens except Permitted Liens), (b) with respect to which (i) no material breach or default shall have occurred and be continuing under the PC Documents to which such PC Entity is a party which such breach or default has not been cured within 30 days of Parent or any Borrower obtaining knowledge of such breach or default, and (ii) no Loan Party shall have waived any provision of the Continuity Agreement to which such PC Entity is a party (if applicable) in a manner adverse to the Lenders, (c) with respect to which the Management Services Agreement to which such PC Entity is a party has not been terminated, (d) which does not have any Lien on any of its assets or property (other than any Lien imposed by law in the ordinary course of business or under any Deficit Funding Agreement), and (e) which, to the extent permitted under applicable law, is party to a Continuity Agreement (unless, based on the advice of experienced healthcare counsel, the applicable Loan Party determines after consultation with the Administrative Agent that such Continuity Agreement is not legally advisable) and a Deficit Funding Agreement with a Loan Party, in each case, that is in full force and effect. “Real Property Deliverables” means each of the following agreements, instruments and other documents in respect of each Facility owned by a Loan Party, each in form and substance reasonably satisfactory to the Collateral Agent: (a) a Mortgage duly executed by the applicable Loan Party, (b) evidence of the recording of each Mortgage in such office or offices as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Collateral Agent and the Lenders thereunder; (c) a Title Insurance Policy with respect to each Mortgage; (d) a current ALTA survey and a surveyor’s certificate, certified to the Collateral Agent and to the issuer of the Title Insurance Policy with respect thereto by a professional surveyor

55 DM_US 605062461-16.116680.0023 licensed in the state in which such Facility is located and reasonably satisfactory to the Collateral Agent; (e) a zoning report issued by a provider reasonably satisfactory to the Collateral Agent or a copy of each letter issued by the applicable Governmental Authority, evidencing each Facility’s compliance with all applicable Requirements of Law, together with a copy of all certificates of occupancy issued with respect to each Facility; (f) an opinion of counsel, reasonably satisfactory to the Collateral Agent, in the state where such Facility is located with respect to the enforceability of the Mortgage to be recorded and such other matters as the Collateral Agent may reasonably request; (g) a Phase I Environmental Site Assessment prepared in accordance with the United States Environmental Protection Agency Standards and Practices for “All Appropriate Inquiries” under Section 101(3)(B) of the Comprehensive Environmental Response, Compensation, and Liability Act as referenced in 40 CFR Part 312 and ASTM E-1527-13 “Standard Practice for Environmental Assessments” (“Phase I ESA” (and if reasonably requested by the Collateral Agent based upon the results of such Phase I ESA, a Phase II Environmental Site Assessment), by a nationally-recognized environmental consulting firm, reasonably satisfactory to the Collateral Agent; and (h) such other agreements, instruments, appraisals and other documents (including guarantees and opinions of counsel) as the Collateral Agent may reasonably require. “Recipient” means any Agent and any Lender, as applicable. “Reference Rate” means, for any period, the greatest of (a) 4.50% per annum, (b) the Federal Funds Rate plus 0.50% per annum, (c) Term SOFR (which rate shall be calculated based upon an Interest Period of 1 month) plus 1.00% per annum, and (d) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective. “Reference Rate Loan” means each portion of a Loan that bears interest at a rate determined by reference to the Reference Rate. “Reference Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Register” has the meaning specified therefor in Section 12.07(f). “Registered Intellectual Property” means Intellectual Property that is issued, registered, renewed or the subject of a pending application.

56 DM_US 605062461-16.116680.0023 “Registered Loans” has the meaning specified therefor in Section 12.07(f). “Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time. “Related Fund” means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the direct and indirect equityholders, partners, directors, officers, employees, agents, consultants, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in any environmental media, including the indoor or outdoor air, soil, surface or ground water, sediments or property. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Remedial Action” means any action (a) to correct, mitigate, or address any actual, alleged or threatened violation of or non-compliance with any Environmental Law or Environmental Permit, or (b) to clean up, remove, remediate, mitigate, abate, contain, treat, monitor, assess, evaluate, investigate, prevent, minimize or in any other way address any environmental condition or the actual, alleged or threatened presence, Release or threatened Release of any Hazardous Materials (including the performance of pre-remedial studies and investigations and post-remedial operation and maintenance activities). “Replacement Lender” has the meaning specified therefor in Section 12.02(c). “Reportable Event” means an event described in Section 4043 of ERISA (other than an event for which the 30-day notice period is waived by regulation). “Required Lenders” means Lenders whose Pro Rata Shares (calculated in accordance with clause (c) of the definition thereof) aggregate at least 50.1%. “Required Prepayment Date” shall have the meaning assigned to such term in Section 2.05(g). “Requirements of Law” means, with respect to any Person, collectively, the common law and any and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders,

57 DM_US 605062461-16.116680.0023 judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities), and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Restricted Payment” means: (a) the declaration or payment of any dividend or other distribution, direct or indirect, on account of any Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, together with any payment or distribution pursuant to a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (b) the making of any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of any Loan Party or any Subsidiary thereof or any direct or indirect parent of any Loan Party or any Subsidiary thereof, now or hereafter outstanding, (c) the making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Equity Interests of any Loan Party or any Subsidiary thereof, now or hereafter outstanding, (d) the return of any Equity Interests to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or the making of any other distribution of property, assets, shares of Equity Interests, warrants, rights, options, obligations or securities thereto as such, (e) the payment of any management, consulting, monitoring or advisory fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting, monitoring, advisory or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party, or (f) any earn-out or deferred purchase price payment in connection with any acquisition. “Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrowers in the amount set forth opposite such Lender’s name in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Revolving Loan” means a loan made by a Lender to the Borrowers pursuant to Section 2.01(a)(i). “Revolving Loan Lender” means a Lender with a Revolving Credit Commitment or a Revolving Loan.

58 DM_US 605062461-16.116680.0023 “Revolving Loan Obligations” means any Obligations with respect to the Revolving Loans (including without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Sale and Leaseback Transaction” means, with respect to the Parent or any of its Subsidiaries, any arrangement, directly or indirectly, with any Person whereby the Parent or any of its Subsidiaries shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanctioned Country” means, at any time, a country or territory that is the subject or target of any Sanctions that broadly prohibit dealings with that country or territory (which, as of the Effective Date, include Crimea, Cuba, Iran, North Korea, Sudan and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s Sectoral Sanctions Identification List, and any other Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, or His Majesty’s Treasury of the United Kingdom, Germany, Canada, Australia, or other relevant sanctions authority, (b) a Person that resides in, is organized in or located in, or has a place of business in, a country or territory named on any list referred to in clause (a) of this definition or a country or territory that is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through any such jurisdiction (each of the foregoing in this clause (b), a “Sanction Target”), or a Person that owns 50% or more of the Equity Interests of, or is otherwise controlled by, or is acting on behalf of, one or more Sanction Targets, (c) any Person with whom or with which a U.S. Person is prohibited from dealing under any of the Sanctions, or (d) any Person owned or controlled by any Person or Persons described in clause (a) or (b). “Sanctions” means Requirements of Law concerning or relating to economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by OFAC, the U.S. Department of State, the European Union, or His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act. “Secured Party” means any Agent and any Lender.

59 DM_US 605062461-16.116680.0023 “Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time. “Securitization” has the meaning specified therefor in Section 12.07(l). “Security Agreement” means a Security Agreement, in form and substance reasonably satisfactory to the Collateral Agent, made by a Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties securing the Obligations. “Security Breaches” has the meaning given to such term in Section 6.01(dd). “Seller” means any Person that sells Equity Interests or other property or assets to a Loan Party or a Subsidiary of a Loan Party in a Permitted Acquisition. “Settlement Period” has the meaning specified therefor in Section 2.02(d)(i) hereof. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Deadline” has the meaning specified therefor in Section 2.07(a). “SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Reference Rate”. “SOFR Notice” means a written notice substantially in the form of Exhibit D. “SOFR Option” has the meaning specified therefor in Section 2.07(a). “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is not less than the total amount of the liabilities (including contingent liabilities) of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business,

60 DM_US 605062461-16.116680.0023 (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liability meets the criteria for accrual under Statement of Financial Accounting Standards No. 5). “Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. and any successor thereto. “Subordinated Indebtedness” means Indebtedness of any Loan Party the terms of which (including, without limitation, payment terms, interest rates, covenants, remedies, defaults and other material terms) are satisfactory to the Collateral Agent and which has been expressly subordinated in right of payment to all Indebtedness of such Loan Party under the Loan Documents (a) by the execution and delivery of a subordination agreement, in form and substance reasonably satisfactory to the Collateral Agent, or (b) otherwise on terms and conditions satisfactory to the Collateral Agent; provided that (i) any such Subordinated Indebtedness shall not mature prior to the date that is twelve (12) months after the Final Maturity Date, (ii) any such Subordinated Indebtedness shall not amortize until twelve (12) months after the Final Maturity Date, and (iii) any such Subordinated Indebtedness shall not provide for the payment of interest thereon in cash or Cash Equivalents prior to the date that is twelve (12) months after the Final Maturity Date. “Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (a) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (b) of which more than 50% of (i) the outstanding Equity Interests having (in the absence of contingencies) ordinary voting power to elect a majority of the Board of Directors of such Person, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association, joint venture or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person. References to a Subsidiary shall mean a Subsidiary of the Parent unless the context expressly provides otherwise. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

61 DM_US 605062461-16.116680.0023 “Tax Distributions” has the meaning specified therefor in the definition of “Permitted Restricted Payments”. “Tax Group” has the meaning specified therefor in the definition of “Permitted Restricted Payments”. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, tariffs, fees or other charges or amounts imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” means an Initial Term Loan. “Term Loan Commitment” means an Initial Term Loan Commitment. “Term Loan Lender” means a Lender with a Term Loan Commitment or a Term Loan. “Term Loan Obligations” means any Obligations with respect to the Term Loan (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is 2 U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 4:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than 3 U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an Reference Rate Loan on any day, the Term SOFR Reference Rate for a tenor of 1 month on the day (such day, the “Reference Rate Term SOFR Determination Day”) that is 2 U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 4:00 p.m. (New York City time) on any Reference Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the

62 DM_US 605062461-16.116680.0023 Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than 3 U.S. Government Securities Business Days prior to such Reference Rate Term SOFR Determination Day; provided that if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its sole discretion). “Term SOFR Borrowing” means, as to any Borrowing, the Loans bearing interest at a rate based on Term SOFR comprising such Borrowing. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the date on which all of the Obligations (other than Contingent Indemnity Obligations) are paid in full in cash and the Commitments of the Lenders are terminated. “Test Period” means, as of any date of determination, the four consecutive quarters of the Parent most recently ended as of such time for which financial statements are required to be delivered (or are actually delivered, if earlier) pursuant to Section 7.01(a)(ii) or Section 7.01(a)(iii); provided that for any date of determination before the delivery of the first financial statements pursuant to Section 7.01(a)(ii) or Section 7.01(a)(iii), the Test Period shall be the period of four consecutive quarters of the Parent most recently ended as of such time. “Third Party Payor” means Medicare, Medicaid, TRICARE, state government insurers, private insurers (including Blue Cross and/or Blue Shield) and any other person or entity which presently or in the future maintains Third Party Payor Programs. “Third Party Payor Programs” means all third party payor programs in which any Loan Party or any PC Entity participates or is enrolled (including, without limitation, Medicare, Medicaid, TRICARE, CHAMPUS, CHAMPVA or any other federal or state health care programs, as well as private insurers (including Blue Cross and/or Blue Shield), managed care plans, or any other Third Party Payor that reimburses for health care items or services). “Title Insurance Policy” means a mortgagee’s loan policy, in form and substance reasonably satisfactory to the Collateral Agent, together with all endorsements made from time to time thereto, issued to the Collateral Agent by or on behalf of a title insurance company selected by or otherwise reasonably satisfactory to the Collateral Agent, insuring the Lien created by a Mortgage in an amount and on terms and with such endorsements reasonably satisfactory to the Collateral Agent, delivered to the Collateral Agent. “Total Commitment” means the sum of the Total Revolving Credit Commitment and the Total Term Loan Commitment.

63 DM_US 605062461-16.116680.0023 “Total Revolving Credit Commitment” means the sum of the amounts of the Lenders’ Revolving Credit Commitments. “Total Term Loan Commitment” means the sum of the amounts of the Lenders’ Term Loan Commitments. “Treasury Rate” means, with respect to any prepayment, a rate per annum (computed on the basis of actual days elapsed over a year of 360 days) equal to the rate determined by the Administrative Agent on the date 3 Business Days prior to the date of such prepayment, to be the yield expressed as a rate listed in The Wall Street Journal for United States Treasury securities most nearly equal to the period from the date of such prepayment, repayment or date of required repayment to and including the first anniversary of the Effective Date. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uniform Commercial Code” or “UCC” has the meaning specified therefor in Section 1.04. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT) Act of 2001 (Title III of Pub. L. 107-56, Oct. 26, 2001) as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (Pub. L. 109-177, March 9, 2006) and as the same may have been or may be further renewed, extended, amended, or replaced. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “VCOC Management Rights Agreement” has the meaning specified therefor in Section 5.01(d). “Waivable Mandatory Prepayment” shall have the meaning assigned to such term in Section 2.05(g). “Withholding Agent” means any Loan Party and the Administrative Agent. “Working Capital” means, at any date of determination thereof, (a) the sum, for any Person and its Subsidiaries, of (i) all current assets of such Person and its Subsidiaries in conformity with GAAP as at such date of determination (other than cash, Cash Equivalents, any Indebtedness owing to such Person or any of its Subsidiaries by Affiliates of such Person and the current portion of deferred tax assets), minus

64 DM_US 605062461-16.116680.0023 (b) the sum, for such Person and its Subsidiaries, of (i) all current liabilities of such Person and its Subsidiaries in conformity with GAAP as at such date of determination (other than the current portion of long-term debt and the current portion of all accrued interest and Taxes). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendments and restatements, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. Section 1.03. Certain Matters of Construction. (a) References in this Agreement to “determination” by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations). A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default

65 DM_US 605062461-16.116680.0023 occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by the Required Lenders. Any Lien referred to in this Agreement or any other Loan Document as having been created in favor of any Agent, any agreement entered into by any Agent pursuant to this Agreement or any other Loan Document, any payment made by or to or funds received by any Agent pursuant to or as contemplated by this Agreement or any other Loan Document, or any act taken or omitted to be taken by any Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of the Agents and the Lenders. Wherever the phrase “to the knowledge of any Loan Party or Subsidiary thereof” or words of similar import relating to the knowledge or the awareness of any Loan Party or Subsidiary thereof are used in this Agreement or any other Loan Document, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or Subsidiary thereof or (ii) the knowledge that a senior officer would have obtained if such officer had engaged in good faith and diligent performance of such officer’s duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Loan Party or Subsidiary and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. (b) Any reference herein to a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, lease, Investment, disposition, Restricted Payment, conveyance or transfer, or similar term, shall be deemed to apply to a division (whether pursuant to a divisive merger, plan of division, or other comparable event under any jurisdiction’s law) of or by a Person, or an allocation of assets to any Person or series of Persons, as if it were a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, lease, Investment, disposition, Restricted Payment, conveyance or transfer, or similar term, as applicable, to, of or with a separate Person. Any division (whether pursuant to a divisive merger, plan of division, or other comparable event under any jurisdiction’s law) of a Person shall constitute a separate Person hereunder (and each division of any, and such separate Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. Section 1.04. Accounting and Other Terms. (a) Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. For purposes of determining compliance with any incurrence or expenditure tests set forth in Section 7.01, Section 7.02 and Section 7.03, any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the exchange rates (as shown on the

66 DM_US 605062461-16.116680.0023 Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time). Notwithstanding the foregoing, (i) with respect to the accounting for leases as either operating leases or capital leases and the impact of such accounting in accordance with FASB ASC 842 on the definitions and covenants herein, GAAP as in effect on December 31, 2018 shall be applied, (ii) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded and (iii) with respect to revenue recognition and the impact of such accounting in accordance with FASB ASC 606 on the definitions and covenants herein, GAAP as in effect on December 31, 2017 shall be applied. (b) All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Uniform Commercial Code” or the “UCC”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as any Agent may otherwise determine. Section 1.05. Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to any Secured Party, such period shall in any event consist of at least one full day. Whenever any action or delivery to be taken or made under this Agreement or any other Loan Document shall be stated to be due on a day other than a Business Day, such action or delivery shall be deemed to be due on the next succeeding Business Day. Section 1.06. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Reference Rate, the Term SOFR Reference Rate or Term SOFR, or any

67 DM_US 605062461-16.116680.0023 component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Reference Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of Reference Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its sole discretion to ascertain Reference Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.07. No Reclassification, Reallocation or Recharacterization. (a) No Reclassification. Once any Indebtedness, Lien, Investment, Restricted Payment, Disposition or other transaction, item or amount is incurred, made, taken or outstanding in reliance on a particular clause, basket, exception or other provision of any covenant set forth in Article VII (each, a “Covenant Provision”), such Indebtedness, Lien, Investment, Restricted Payment, Disposition or other transaction, item or amount may not thereafter be reclassified, and shall not automatically or otherwise be permitted to be reclassified, as having been incurred, made, taken or outstanding in reliance on any other Covenant Provision (including any other clause or basket within the same covenant, or any clause or basket of a different covenant), whether such other Covenant Provision measures availability by reference to a fixed dollar amount, a financial ratio, another incurrence-based test, or otherwise, unless the applicable Covenant Provision expressly permits such reclassification. For the avoidance of doubt, all Indebtedness, Liens, Investments, Restricted Payments, Dispositions and other transactions, items or amounts outstanding or effected under any Covenant Provision on any date of determination shall continue at all times to be treated, for purposes of any calculation, test, cap or limitation under this Agreement, as having been incurred, made, taken or effected solely under the Covenant Provision pursuant to which they were originally incurred, made, taken or effected. (b) No Stacking. For purposes of calculating compliance with any financial ratio or other incurrence-based test set forth in any covenant in Article VII as a condition to the incurrence, making or taking of any Indebtedness, Lien, Investment, Restricted Payment, Disposition or other transaction, item or amount (any such test, an “Incurrence Test”), all Indebtedness, Liens, Investments, Restricted Payments, Dispositions and other transactions, items or amounts incurred, made, taken or outstanding at or prior to the time of determination in reliance on any Covenant

68 DM_US 605062461-16.116680.0023 Provision that is subject to a fixed dollar cap or other basket not subject to an Incurrence Test (each, a “Fixed Basket”), including any such Fixed Basket item incurred, made or taken, substantially concurrently with the Indebtedness, Liens, Investments, Restricted Payments, Dispositions or other transactions, items or amounts being tested under the applicable Incurrence Test, shall be included and taken into account (and not disregarded, excluded or netted out) in calculating such Incurrence Test to the same extent as if such Fixed Basket item had been incurred, made or taken under such Incurrence Test. Any Indebtedness, Lien, Investment, Restricted Payment, Disposition or other transaction, item or amount incurred, made or taken under a Fixed Basket shall be permitted solely up to the amount or limit applicable to such Fixed Basket and shall not, whether alone or together with any Indebtedness, Lien, Investment, Restricted Payment, Disposition or other transaction, item or amount incurred, made, taken or proposed to be incurred, made or taken under an Incurrence Test, be counted toward, applied to, or used to increase availability under, any Incurrence Test. (c) No Reallocation Among Negative Covenants. Without limiting the foregoing clauses (a) and (b), Section 1.03(a) or any other restriction or limitation set forth herein, (i) each basket, exception, threshold and other quantitative or qualitative limitation set forth in any covenant in Article VII shall be construed as a distinct and independent basket, exception, threshold or limitation applicable solely to the covenant in which it appears, (ii) no transaction, item, or amount that would otherwise be permitted, in whole or in part, under one basket, exception or provision of any covenant in Article VII may be reclassified, recharacterized, allocated or reallocated to, or relied upon under, any other basket, exception or provision of the same covenant or of any other covenant in Article VII, whether now or hereafter existing and (iii) the fact that a transaction, item or amount would be permitted (or would have sufficient capacity available) under any other covenant, basket or exception shall not, in and of itself, cause such transaction, item or amount to be deemed permitted under the covenant, basket or exception actually relied upon, nor shall it cure or excuse any noncompliance with the covenant, basket or exception under which such transaction, item or amount was purportedly incurred, made or taken. Section 1.08. Certain Calculations and Tests. (a) [Reserved]. (b) For purposes of calculating the Leverage Ratio, the Gross Leverage Ratio, the Fixed Charge Coverage Ratio, the amount of Consolidated EBITDA, acquisitions, dispositions, mergers, consolidations, and disposed operations (as determined in accordance with GAAP) that have been made by the Parent or any Subsidiary during the Test Period or subsequent to such Test Period and on or prior to or simultaneously with the date of determination shall be calculated on a Pro Forma Basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations, and disposed operations (and the change in any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the Test Period. If, during such period, any Person (that subsequently became a Subsidiary or was merged with or into the Parent or other Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, merger, consolidation, or disposed operation that would have required adjustment pursuant to this Section or the definition of “Pro Forma Basis”, then the Leverage Ratio, the Gross Leverage Ratio, the Fixed Charge Coverage Ratio and the amount of Consolidated EBITDA shall be calculated giving Pro Forma Effect thereto for such Test Period as if such

69 DM_US 605062461-16.116680.0023 Investment, acquisition, disposition, merger, consolidation, or disposed operation had occurred at the beginning of the Test Period. Notwithstanding anything to the contrary set forth in this Section 1.08 or in the definition of Pro Forma Basis, when calculating the Leverage Ratio or the Gross Leverage Ratio for purposes of (i) Section 2.05(c)(i), (ii) actual (but not pro forma) compliance with Section 7.03 and (iii) the Applicable Margin, the events described in this Section 1.08 and within the definition of Pro Forma Basis that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. Section 1.09. Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). ARTICLE II. THE LOANS Section 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth: (i) each Revolving Loan Lender severally agrees to make Revolving Loans to the Borrowers at any time and from time to time during the term of this Agreement, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender’s Revolving Credit Commitment; and (ii) each Initial Term Loan Lender severally agrees to make the Initial Term Loan to the Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender’s Initial Term Loan Commitment. (b) Notwithstanding the foregoing: (i) The aggregate principal amount of Revolving Loans outstanding at any time to the Borrowers shall not exceed the Total Revolving Credit Commitment. The Revolving Credit Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date. Within the foregoing limits, the Borrowers may borrow, repay and reborrow, the Revolving Loans on or after the Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein. No Revolving Loans shall be advanced on the Effective Date.

70 DM_US 605062461-16.116680.0023 (ii) The aggregate principal amount of the Initial Term Loan made on the Effective Date shall not exceed the Initial Total Term Loan Commitment. Any principal amount of the Initial Term Loan which is repaid or prepaid may not be reborrowed. Section 2.02. Making the Loans. (a) The Administrative Borrower shall give the Administrative Agent prior written notice (in substantially the form of Exhibit C hereto (a “Notice of Borrowing”)), not later than 12:00 noon (New York City time) on the date which is 3 U.S. Government Securities Business Days prior to the date of the proposed Loan (or such shorter period as the Administrative Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Loan). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, (ii) in the case of Loans requested on the Effective Date, whether such Loan is requested to be a Revolving Loan or the Initial Term Loan, (iii) whether the Loan is requested to be a Reference Rate Loan or a SOFR Loan and, in the case of a SOFR Loan, the initial Interest Period with respect thereto, (iv) the use of the proceeds of such proposed Loan, (v) the wire instructions for the proceeds of such proposed Loan and (vi) the proposed borrowing date, which must be a Business Day, and, with respect to the Initial Term Loan, must be the Effective Date. The Administrative Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Administrative Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Administrative Agent). Each Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of any such telephonic Notice of Borrowing. The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer’s authority to request a Loan on behalf of the Borrowers until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing. (b) Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Revolving Loan shall be made in a minimum amount of $250,000 and shall be in an integral multiple of $100,000. (c) (i) Except as otherwise provided in this Section 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment or the Initial Total Term Loan Commitment,

71 DM_US 605062461-16.116680.0023 as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender. (ii) Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrowers, the Agents and the Lenders, the Borrowers, the Agents and the Lenders agree that the Administrative Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Revolving Loan Lenders, Revolving Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in Section 2.02(d); provided, however, that (A) the Administrative Agent shall in no event fund any such Revolving Loans if the Administrative Agent shall have received written notice from the Collateral Agent or the Required Lenders on the Business Day prior to the date of the proposed Revolving Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied at the time of the proposed Revolving Loan, and (B) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Administrative Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Administrative Agent elects not to fund such Revolving Loan on behalf of the Revolving Loan Lenders, then promptly after receipt of the Notice of Borrowing requesting such Revolving Loan, the Administrative Agent shall notify each Revolving Loan Lender of the specifics of the requested Revolving Loan and that it will not fund the requested Revolving Loan on behalf of the Revolving Loan Lenders. If the Administrative Agent notifies the Revolving Loan Lenders that it will not fund a requested Revolving Loan on behalf of the Revolving Loan Lenders, each Revolving Loan Lender shall make its Pro Rata Share of the Revolving Loan available to the Administrative Agent, in immediately available funds, in the Administrative Agent’s Accounts no later than 3:00 p.m. (New York City time) (provided that the Administrative Agent requests payment from such Revolving Loan Lender not later than 1:00 p.m. (New York City time)) on the date of the proposed Revolving Loan. The Administrative Agent will make the proceeds of such Revolving Loans available to the Borrowers on the day of the proposed Revolving Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Loans received by the Administrative Agent in the Administrative Agent’s Accounts or the amount funded by the Administrative Agent on behalf of the Revolving Loan Lenders to be deposited in an account designated by the Administrative Borrower. (iii) If the Administrative Agent has notified the Revolving Loan Lenders that the Administrative Agent, on behalf of the Revolving Loan Lenders, will not fund a particular Revolving Loan pursuant to Section 2.02(c)(ii), the Administrative Agent may assume that each such Revolving Loan Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Administrative Agent makes such corresponding amount

72 DM_US 605062461-16.116680.0023 available to the Borrowers and such corresponding amount is not in fact made available to the Administrative Agent by any such Revolving Loan Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving Loan Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate. During the period in which such Revolving Loan Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Revolving Loan Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent for its own account. (iv) Nothing in this Section 2.02(c) shall be deemed to relieve any Revolving Loan Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrowers may have against any Revolving Loan Lender as a result of any default by such Revolving Loan Lender hereunder. (d) (i) With respect to all periods for which the Administrative Agent has funded Revolving Loans pursuant to Section 2.02(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a “Settlement Period”), the Administrative Agent shall notify each Revolving Loan Lender of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Revolving Loan Lender’s initial funding), each Revolving Loan Lender shall promptly (and in any event not later than 2:00 p.m. (New York City time) if the Administrative Agent requests payment from such Lender not later than 12:00 noon (New York City time) on such day) make available to the Administrative Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, upon receipt of all requested funds, the Administrative Agent shall promptly pay over to each Revolving Loan Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Revolving Loan Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Revolving Loan Lender, sufficient funds to adjust the interests of the Revolving Loan Lenders in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each such Revolving Loan Lender’s interest in the then

73 DM_US 605062461-16.116680.0023 outstanding Revolving Loans will be equal to its Pro Rata Share thereof. The obligations of the Administrative Agent and each Revolving Loan Lender under this Section 2.02(d) shall be absolute and unconditional. Each Revolving Loan Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Revolving Loan Lender. (ii) In the event that any Revolving Loan Lender fails to make any payment required to be made by it pursuant to Section 2.02(d)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving Loan Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate. During the period in which such Revolving Loan Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Revolving Loan Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent for its own account. Nothing in this Section 2.02(d)(ii) shall be deemed to relieve any Revolving Loan Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrowers may have against any Revolving Loan Lender as a result of any default by such Revolving Loan Lender hereunder. Section 2.03. Repayment of Loans; Evidence of Debt. (a) The outstanding principal of all Revolving Loans shall be due and payable on the Final Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement. (b) The outstanding principal amount of the Term Loan shall be repayable on the following dates and in the following amounts set forth opposite such dates and, on the Final Maturity Date, any outstanding unpaid principal amount then outstanding: Date Amount December 31, 2026 $731,250 March 31, 2027 $731,250 June 30, 2027 $731,250 September 30, 2027 $731,250 December 31, 2027 $975,000

74 DM_US 605062461-16.116680.0023 Date Amount March 31, 2028 $975,000 June 30, 2028 $975,000 September 30, 2028 $975,000 December 31, 2028 $975,000 March 31, 2029 $975,000 June 30, 2029 $975,000 September 30, 2029 $975,000 December 31, 2029 and the last day of each Fiscal Quarter ending thereafter $1,462,500 ; provided, further, that (i) if any such date is not a Business Day, then the installment due on such date shall instead be paid on the immediately preceding Business Day, and (ii) the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan. The outstanding unpaid principal amount of the Term Loan, and all accrued and unpaid interest thereon, shall be due and payable in full in cash on the earliest of (i) the date of termination of the Total Revolving Credit Commitment, (ii) the Final Maturity Date and (iii) the date on which the Term Loan is declared due and payable pursuant to the terms of this Agreement. (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (e) The entries made in the accounts maintained pursuant to Section 2.03(c) or Section 2.03(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (i) the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement and (ii) in the event of any conflict between the entries made in the accounts maintained pursuant to Section 2.03(c) and the accounts

75 DM_US 605062461-16.116680.0023 maintained pursuant to Section 2.03(d), the accounts maintained pursuant to Section 2.03(d) shall govern and control. (f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Collateral Agent and reasonably acceptable to the Administrative Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). Section 2.04. Interest. (a) Revolving Loans. Subject to the terms of this Agreement, at the option of the Administrative Borrower, each Revolving Loan shall be either a Reference Rate Loan or a SOFR Loan. Each Revolving Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin. Each Revolving Loan that is a SOFR Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the Term SOFR rate for the Interest Period in effect for such Loan plus the Applicable Margin. (b) Term Loan. Subject to the terms of this Agreement, at the option of the Administrative Borrower, the Term Loan or any portion thereof shall be either a Reference Rate Loan or a SOFR Loan. Each portion of the Term Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin, and each portion of the Term Loan that is a SOFR Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the Term SOFR rate for the Interest Period in effect for the Term Loan (or such portion thereof) plus the Applicable Margin. (c) Default Interest. To the extent permitted by law and notwithstanding anything to the contrary in this Section, upon the occurrence and during the continuance of an Event of Default, at the election of the Collateral Agent, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate. (d) Interest Payment. Interest on each Loan shall be payable: (i) in the case of a Reference Rate Loan, quarterly, in arrears, on the first Business Day of each fiscal quarter, commencing on the first Business Day of the fiscal quarter following the fiscal quarter in which such Reference Rate Loan is made,

76 DM_US 605062461-16.116680.0023 (ii) in the case of a SOFR Loan, on the Interest Payment Date applicable to such SOFR Loans, and (iii) in the case of each Loan, at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. Each Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.01 with the amount of any interest payment due hereunder. (e) General. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed. (f) Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Administrative Borrower and the Lenders prior to the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Section 2.05. Reduction of Commitment; Prepayment of Loans. (a) Reduction of Commitments. (i) Revolving Credit Commitments. The Total Revolving Credit Commitment shall terminate on the Final Maturity Date. The Borrowers may reduce the Total Revolving Credit Commitment to an amount (which may be zero) not less than the sum of (A) the aggregate unpaid principal amount of all Revolving Loans then outstanding, and (B) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under Section 2.02. Each such reduction shall be (1) in an amount which is an integral multiple of $1,000,000 (or by the full amount of the Total Revolving Credit Commitment in effect immediately prior to such reduction if such amount at that time is less than $1,000,000), (2) made by providing not less than 5 Business Days’ prior written notice to the Administrative Agent, (3) irrevocable and (4) accompanied by the payment of the Applicable Premium payable in connection with such reduction of the Total Revolving Credit Commitment. Once reduced, the Total Revolving Credit Commitment may not be increased. Each such reduction of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

77 DM_US 605062461-16.116680.0023 (ii) Term Loan. (A) The Initial Total Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Effective Date. (B) Each such reduction of the Initial Total Term Loan Commitment shall reduce the Initial Term Loan Commitment of each Lender proportionally in accordance with its Pro Rata Share thereof. (b) Optional Prepayment. (i) Revolving Loans. The Borrowers may, at any time and from time to time, prepay the principal of any Revolving Loan, in whole or in part. The Borrowers may, at any time and from time to time, upon at least 5 Business Days’ prior written notice to the Administrative Agent, reduce the Total Revolving Credit Commitment, in whole or in part. Each prepayment made pursuant to this Section 2.05(b)(i) in connection with a reduction of the Total Revolving Credit Commitment pursuant to Section 2.05(a)(i) above shall be accompanied by the payment of the Applicable Premium payable in connection with such reduction of the Total Revolving Credit Commitment. (ii) Term Loan. The Borrowers may, at any time and from time to time, upon at least 5 Business Days’ prior written notice to the Administrative Agent, prepay the principal of the Term Loan, in whole or in part. Each prepayment made pursuant to this Section 2.05(b)(ii) shall be accompanied by the payment of (A) accrued interest to the date of such payment on the amount prepaid and (B) the Applicable Premium payable in connection with such prepayment of the Term Loan. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity (including the final principal payment at maturity). (iii) Termination of Agreement. The Borrowers may, upon at least 30 days prior written notice to the Administrative Agent, terminate this Agreement by paying to the Administrative Agent, in cash, the Obligations, in full, plus the Applicable Premium payable in connection with such termination of this Agreement. If the Administrative Borrower has sent a notice of termination pursuant to this Section 2.05(b)(iii), then the Lenders’ obligations to extend credit hereunder shall terminate and the Borrowers shall be obligated to repay the Obligations, in full, plus the Applicable Premium payable in connection with such termination of this Agreement on the date set forth as the date of termination of this Agreement in such notice. (c) Mandatory Prepayment. (i) Within 5 Business Days after delivery to the Agents and the Lenders of audited annual financial statements pursuant to Section 7.01(a)(iii), commencing with the delivery to the Agents and the Lenders of the financial statements for the Fiscal Year ended December 31, 2027 or, if such financial statements are not delivered to the Agents and the Lenders on the date such statements are required to be delivered pursuant to Section 7.01(a)(iii), on the date such statements are required to be delivered to the Agents and the

78 DM_US 605062461-16.116680.0023 Lenders pursuant to Section 7.01(a)(iii), the Borrowers shall, if the Gross Leverage Ratio of the Parent and its Subsidiaries as of the end of such Test Period is: (A) equal to or greater than 2.75:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to the result of (to the extent positive) (1) 75% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year minus (2) the aggregate principal amount of all payments made by the Borrowers pursuant to Section 2.05(b) for such Fiscal Year (in the case of payments made by the Borrowers pursuant to Section 2.05(b)(i), only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), (B) less than 2.75:1.00, but greater than or equal to 2.00:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to the result of (to the extent positive) (1) 50% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year minus (2) the aggregate principal amount of all payments made by the Borrowers pursuant to Section 2.05(b) for such Fiscal Year (in the case of payments made by the Borrowers pursuant to Section 2.05(b)(i), only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), or (C) less than 2.00:1.00, but greater than or equal to 1.25:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to the result of (to the extent positive) (1) 25% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year minus (2) the aggregate principal amount of all payments made by the Borrowers pursuant to Section 2.05(b) for such Fiscal Year (in the case of payments made by the Borrowers pursuant to Section 2.05(b)(i), only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments); (D) less than 1.25:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 0% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year. (ii) Within 5 days of the receipt by any Loan Party or any of its Subsidiaries of the proceeds of any Disposition (excluding Dispositions which qualify as Permitted Dispositions under clauses (a), (b), (c), (d), (g), (j) or (k) of the definition of “Permitted Disposition”) by any Loan Party or its Subsidiaries, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed for all such Dispositions $500,000 in any Fiscal Year; provided, that, solely with respect to Net Cash Proceeds consisting of insurance proceeds or condemnation awards received in connection with any Disposition which qualifies as a Permitted Disposition under clauses (e) or (f) of the definition of “Permitted Disposition”, upon delivery of written notice by the Administrative Borrower

79 DM_US 605062461-16.116680.0023 to the Administrative Agent within 5 days of the receipt by the applicable Loan Party or Subsidiary of such Net Cash Proceeds, the Borrowers may, directly or through one or more of their Subsidiaries, invest such Net Cash Proceeds within one hundred eighty (180) days (or such longer period as reasonably agreed to by the Administrative Agent) following receipt thereof solely for the repair, restoration or replacement of the assets subject to such Disposition, so long as no Default or Event of Default shall have occurred and be continuing at the time of such Disposition and reinvestment, in each case, as certified by the Administrative Borrower in writing to the Administrative Agent; provided, further, that (A) the aggregate Net Cash Proceeds of Dispositions that may be reinvested pursuant to the foregoing proviso shall not exceed $1,000,000 in any Fiscal Year, (B) upon expiration of such 180-day period (or longer period as reasonably agreed to by the Administrative Agent), the Borrowers shall apply the portion of such Net Cash Proceeds that has not been so invested and would otherwise have been required to be applied to prepay the Loans pursuant to this Section 2.05(c)(ii) to prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) and (C) pending such reinvestment, such Net Cash Proceeds shall be held in an account of the Administrative Borrower that is subject to a Control Agreement. Nothing contained in this Section 2.05(c)(ii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(ii). (iii) Upon the incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this Section 2.05(c)(iii) shall not be deemed to be implied consent to any such incurrence otherwise prohibited by the terms and conditions of this Agreement. (iv) Within 5 days of the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. (v) Immediately upon receipt by the Borrowers of the proceeds of any Permitted Cure Equity pursuant to Section 9.02, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of such proceeds. (vi) The Borrowers will immediately prepay the Revolving Loans, at any time when the aggregate principal amount of all Revolving Loans exceeds the Total Revolving Credit Commitments, to the full extent of any such excess. On each day that any Revolving Loans are outstanding, the Borrowers shall hereby be deemed to represent and warrant to the Agents and the Lenders that the Total Revolving Credit Commitments calculated as of such day equals or exceeds the aggregate principal amount of all Revolving Loans outstanding on such day.

80 DM_US 605062461-16.116680.0023 (d) Application of Payments. Each prepayment pursuant to subsections (c)(i), (c)(ii), (c)(iii), (c)(iv) and (c)(v) above shall be applied, (i) first, to the Term Loan, until paid in full, and (ii) second, to the Revolving Loans (with a corresponding permanent reduction in the Revolving Credit Commitments), until paid in full. Each such prepayment of the Term Loan shall be applied against the remaining installments of principal of the Term Loan in the inverse order of maturity (including the final principal payment at maturity). Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, if the Administrative Agent has elected, or has been directed by the Collateral Agent or the Required Lenders, to apply payments in respect of any Obligations in accordance with Section 4.03(b), prepayments required under Section 2.05(c) shall be applied in the manner set forth in Section 4.03(b). (e) Interest and Fees. Any prepayment made pursuant to this Section 2.05 (other than prepayments made pursuant to subsection (c)(vii) of this Section 2.05) shall be accompanied by (i) accrued interest on the principal amount being prepaid to the date of prepayment, (ii) any Funding Losses payable pursuant to Section 2.08, (iii) the Applicable Premium payable in connection with such prepayment of the Loans to the extent required under Section 2.06(b) and (iv) if such prepayment would reduce the amount of the outstanding Loans to zero at a time when the Total Revolving Credit Commitment has been terminated, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to Section 2.06. (f) Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05. (g) Waivable Mandatory Prepayments. Anything contained herein to the contrary notwithstanding, in the event that the Borrowers are required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Loans pursuant to Section 2.05(c), not less than 2 Business Day prior to the date on which the Borrowers are required to make such Waivable Mandatory Prepayment (the “Required Prepayment Date”), the Administrative Borrower shall notify the Administrative Agent in writing of the amount of such prepayment, and the Administrative Agent will promptly thereafter notify each Lender of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to the Administrative Borrower and the Administrative Agent of its election to do so on or before 12:00 noon (New York City time) one Business Day prior to the Required Prepayment Date (it being understood that any

81 DM_US 605062461-16.116680.0023 Lender that does not notify the Administrative Borrower and the Administrative Agent of its election to exercise such option on or before 12:00 noon (New York City time) one Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, the Borrowers shall pay to the Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (i) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Loans of such Lenders (which prepayment shall be applied to prepay the outstanding principal amount of the Obligations in accordance with Section 2.05(d)) and (ii) to the extent of any excess, to those Lenders that have elected not to exercise the refusal Option, on a pro rata basis (based upon the portion of the Loans held by each such Lender that elected not to exercise the refusal Option, as compared to the aggregate amount of the Loans held by all such Lenders that did not elect to exercise the refusal option) to prepay the Loans of such Lenders, or, to the extent any such Lender refuses the excess amount specified in this clause (ii) (or to the extent the Loans of all such Lenders have been repaid in full), to the Borrowers for working capital and general corporate purposes. Section 2.06. Fees. (a) Unused Line Fee. From and after the Effective Date and until the Termination Date, the Borrowers shall pay to the Administrative Agent for the account of the Revolving Loan Lenders, in accordance with their Pro Rata Shares, quarterly in arrears on the first day of each quarter commencing January 1, 2027, an unused line fee, which shall accrue at the rate per annum of 0.50% on the excess, if any, of the Total Revolving Credit Commitment over the sum of the average principal amount of all Revolving Loans outstanding from time to time during the preceding quarter. (b) Applicable Premium. (i) Upon the occurrence of an Applicable Premium Trigger Event (which, for the avoidance of doubt, shall include reinstatement of the Obligations, pursuant to Section 1124 of the Bankruptcy Code), the Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, the Applicable Premium. (ii) Any Applicable Premium payable in accordance with this Section 2.06(b) shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the Applicable Premium Trigger Event and the Loan Parties agree that it is reasonable under the circumstances currently existing. THE LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM IN CONNECTION WITH ANY ACCELERATION. (iii) The Loan Parties expressly agree that:

82 DM_US 605062461-16.116680.0023 (A) the Applicable Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Applicable Premium; (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (E) their agreement to pay the Applicable Premium is a material inducement to Lenders to provide the Commitments and make the Loans, and (F) the Applicable Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Agents and the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Agents and the Lenders or profits lost by the Agents and the Lenders as a result of such Applicable Premium Trigger Event. (iv) Nothing contained in this Section 2.06(b) shall permit any prepayment of the Loans or reduction of the Commitments not otherwise permitted by the terms of this Agreement or any other Loan Document. (c) Audit and Collateral Monitoring Fees. The Borrowers acknowledge that pursuant to Section 7.01(f), representatives and advisors of the Agents may visit any or all of the Loan Parties and/or conduct inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations of any or all of the Loan Parties at any time and from time to time; provided, that so long as no Event of Default shall have occurred and be continuing, the Agents and Lenders may not collectively exercise such rights more than once in any Fiscal Year. The Borrowers agree to pay: (i) a fee at the Agent’s then-standard rate per day (in an amount not to exceed $1,500 per day) per examiner plus the examiner’s out-of-pocket costs and reasonable expenses incurred in connection with all such visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations; and (ii) the cost of all visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations conducted by a third party on behalf of the Agents; provided, that so long as no Event of Default shall have occurred and be continuing, the Borrowers shall not be obligated to pay such costs or expenses in connection with more than one audit in any Fiscal Year.

83 DM_US 605062461-16.116680.0023 (d) Fee Letter. As and when due and payable under the terms of the Fee Letter, the Borrowers shall pay the fees set forth in the Fee Letter. Section 2.07. SOFR Option; Suspension of SOFR Option; Benchmark Transition. (a) The Borrowers (or the Administrative Borrower on behalf of the Borrowers) may, at any time and from time to time, so long as no Default or Event of Default has occurred and is continuing, elect to have interest on all or a portion of the Loans be charged at a rate of interest based upon Term SOFR (the “SOFR Option”) by notifying the Administrative Agent prior to 11:00 a.m. (New York City time) at least 3 U.S. Government Securities Business Days prior to (or such shorter period as the Administrative Agent is willing to accommodate) (i) the proposed borrowing date of a Loan (as provided in Section 2.02), (ii) in the case of the conversion of a Reference Rate Loan to a SOFR Loan, the commencement of the proposed Interest Period or (iii) in the case of the continuation of a SOFR Loan as a SOFR Loan, the last day of the then current Interest Period (the “SOFR Deadline”). Notice of the Borrowers’ election of the SOFR Option for a permitted portion of the Loans and an Interest Period pursuant to this Section 2.07(a) shall be made by delivery to the Administrative Agent of (A) a Notice of Borrowing (in the case of the initial making of a Loan) in accordance with Section 2.02 or (B) a SOFR Notice prior to the SOFR Deadline (by delivery to the Administrative Agent of a SOFR Notice received by the Administrative Agent prior to 5:00 p.m. (New York City time) on the same day) (or such shorter period as the Administrative Agent is willing to accommodate). Promptly upon its receipt of each such SOFR Notice, the Administrative Agent shall provide a copy thereof to each of the Lenders. Each SOFR Notice shall be irrevocable and binding on the Borrowers. (b) Interest on SOFR Loans shall be payable in accordance with Section 2.04(d). On the last day of each applicable Interest Period, unless the Borrowers properly have exercised the SOFR Option with respect thereto, the interest rate applicable to such SOFR Loans automatically shall convert to the rate of interest then applicable to Reference Rate Loans of the same type hereunder. At any time that a Default or an Event of Default has occurred and is continuing, the Borrowers no longer shall have the option to request that any portion of the Loans bear interest at Term SOFR and the Administrative Agent shall have the right to convert the interest rate on all outstanding SOFR Loans to the rate of interest then applicable to Reference Rate Loans of the same type hereunder on the last day of the then current Interest Period. (c) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers (i) shall have not more than two SOFR Loans in effect at any given time (not including outstanding Revolving Loans with different Interest Periods), and (ii) only may exercise the SOFR Option for SOFR Loans of at least $500,000 and integral multiples of $100,000 in excess thereof. (d) The Borrowers may prepay SOFR Loans at any time; provided, however, that in the event that SOFR Loans are prepaid on any date that is not the last day of the Interest Period

84 DM_US 605062461-16.116680.0023 applicable thereto, including as a result of any mandatory prepayment pursuant to Section 2.05(c) or any application of payments or proceeds of Collateral in accordance with Section 4.03 or Section 4.04 or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, the Borrowers shall indemnify, defend, and hold the Agents and the Lenders and their participants harmless against any and all Funding Losses in accordance with Section 2.08. (e) [Reserved]. (f) [Reserved]. (g) If Administrative Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining the Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan or that the Term SOFR rate applicable pursuant to Section 2.03 for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to the Lenders of funding or maintaining such Loan, Administrative Agent will forthwith give notice of such determination to the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain SOFR Loans hereunder shall be suspended (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) until Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrowers may revoke any Notice of Borrowing or notice of conversion or continuation of SOFR Loans (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) then submitted by it. If the Borrowers do not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable notice submitted by the Borrowers, but such Loans shall be made, converted or continued as Reference Rate Loans immediately or, in the case of a Term SOFR Borrowing, at the end of the applicable Interest Period. (h) Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document: (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Administrative Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) U.S. Government Securities Business Day after Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.07(h)(i) will occur prior to the applicable Benchmark Replacement Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any

85 DM_US 605062461-16.116680.0023 amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document other than as set forth in the definition of “Conforming Changes”. (iii) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify the Administrative Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will notify the Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.07(h)(i) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.07. (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Administrative Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Administrative Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Reference Rate Loans. During a Benchmark Unavailability Period or at any

86 DM_US 605062461-16.116680.0023 time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Reference Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Reference Rate. (i) Illegality. (i) If after the Effective Date, any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its lending office to make SOFR Loans, then, on notice thereof by such Lender to the Administrative Borrower through Administrative Agent, the obligation of that Lender to make SOFR Loans shall be suspended until such Lender shall have notified Administrative Agent and the Administrative Borrower that the circumstances giving rise to such determination no longer exists. (ii) Subject to clause (c) below, if any Lender shall determine that it is unlawful to maintain any SOFR Loan, the Borrowers shall prepay in full all SOFR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period, as applicable, thereof if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, together with any amounts required to be paid hereunder. (iii) If the obligation of any Lender to make or maintain SOFR Loans has been terminated, the Borrowers may elect, by giving notice to such Lender through Administrative Agent that all Loans which would otherwise be made by any such Lender as SOFR Loans shall be instead Reference Rate Loans. (iv) Before giving any notice to Administrative Agent pursuant to this Section 2.07(i), the affected Lender shall designate a different lending office with respect to its SOFR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender. (j) Reserves on SOFR Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including SOFR funds or deposits, additional costs on the unpaid principal amount of each SOFR Loan equal to actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), payable on each date on which interest is payable on such Loan provided the Borrowers shall have received at least 15 days’ prior written notice (with a copy to Administrative Agent) of such additional interest from the Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice. Notwithstanding anything to the contrary contained in this Section 2.07(j), Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.07(j) for any additional interest incurred, or relating to Loans made, more than nine (9) months prior to the date that such Lender notifies the

87 DM_US 605062461-16.116680.0023 Administrative Borrower of the requirement to pay such additional interest (except that, if the requirements under the regulations of the Federal Reserve Board giving rise to such additional interest is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). Section 2.08. Funding Losses. In connection with each SOFR Loan, the Borrowers shall indemnify, defend, and hold the Agents and the Lenders harmless against any loss, cost, or expense incurred by any Agent or any Lender as a result of (a) the payment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of a Default or an Event of Default or any mandatory prepayment required pursuant to Section 2.05(c)), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default), or (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any Notice of Borrowing or SOFR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, “Funding Losses”). Funding Losses shall, with respect to any Agent or any Lender, be deemed to equal the amount reasonably determined by such Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such SOFR Loan had such event not occurred, at the SOFR Loan that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of an Agent or a Lender delivered to the Administrative Borrower setting forth any amount or amounts that such Agent or such Lender is entitled to receive pursuant to this Section 2.08 shall be conclusive absent manifest error. Section 2.09. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any and all Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of any Withholding Agent) requires the deduction or withholding of any Taxes from or in respect of any such payment, (i) the applicable Withholding Agent shall be entitled to make such deduction or withholding, (ii) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in

88 DM_US 605062461-16.116680.0023 accordance with applicable law and (iii) if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased by the amount necessary such that after making all required deductions and withholdings (including deductions and withholdings of Indemnified Taxes applicable to additional sums payable under this Section 2.09) the applicable Recipient receives the amount equal to the sum it would have received had no such deduction or withholding been made. (b) In addition, each Loan Party shall pay to the relevant Governmental Authority in accordance with applicable law any Other Taxes, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes by any Secured Party. Each Loan Party shall deliver to each Secured Party official receipts in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes. (c) The Loan Parties hereby jointly and severally indemnify and agree to hold each Secured Party harmless from and against Indemnified Taxes and Other Taxes (including, without limitation, Indemnified Taxes and Other Taxes imposed on any amounts payable under this Section 2.09) paid or payable by such Secured Party or required to be withheld or deducted from a payment to such Secured Party and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Indemnified Taxes or Other Taxes. A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Secured Party (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of another Secured Party shall be conclusive absent manifest error. (d) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times reasonably requested by the Administrative Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Administrative Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Administrative Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Administrative Borrower or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.09(d)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Administrative Borrower and the Administrative Agent on or prior to the date on which such

89 DM_US 605062461-16.116680.0023 Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Lender that is not a U.S. Person (a “Foreign Lender”) shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 2.09(d)-1 hereto to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W- 8BEN or W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.09(d)-2 or Exhibit 2.09(d)-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.09(d)-4 on behalf of each such direct and indirect partner;

90 DM_US 605062461-16.116680.0023 (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Administrative Agent in writing of its legal inability to do so. (e) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.07(i) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

91 DM_US 605062461-16.116680.0023 (f) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.09 (including by the payment of additional amounts pursuant to this Section 2.09), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.09 with respect to the Taxes giving rise to such refund), net of all out- of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (g) The obligations of the Loan Parties under this Section 2.09 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 2.10. Increased Costs and Reduced Return. (a) If any Secured Party shall have determined that any Change in Law shall (i) subject such Secured Party, or any Person controlling such Secured Party to any tax, duty or other charge with respect to this Agreement or any Loan made by such Agent or such Lender, or change the basis of taxation of payments to such Secured Party or any Person controlling such Secured Party of any amounts payable hereunder (except for taxes on the overall net income of such Secured Party or any Person controlling such Secured Party), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan or against assets of or held by, or deposits with or for the account of, or credit extended by, such Secured Party or any Person controlling such Secured Party or (iii) impose on such Secured Party or any Person controlling such Secured Party any other condition regarding this Agreement or any Loan and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to such Secured Party of making any Loan, or agreeing to make any Loan, or to reduce any amount received or receivable by such Secured Party hereunder, then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased costs or reductions in amount.

92 DM_US 605062461-16.116680.0023 (b) If any Secured Party shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by such Secured Party or any Person controlling such Secured Party, and such Secured Party determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, such Secured Party’s or such other controlling Person’s other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on such Secured Party’s or such other controlling Person’s capital to a level below that which such Secured Party or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, or any agreement to make Loans, or such Secured Party’s or such other controlling Person’s other obligations hereunder (in each case, taking into consideration, such Secured Party’s or such other controlling Person’s policies with respect to capital adequacy), then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party from time to time such additional amounts as will compensate such Secured Party for such cost of maintaining such increased capital or such reduction in the rate of return on such Secured Party’s or such other controlling Person’s capital. (c) All amounts payable under this Section 2.10 shall bear interest from the date that is 10 days after the date of demand by any Secured Party until payment in full to such Secured Party at the Reference Rate. A certificate of such Secured Party claiming compensation under this Section 2.10, specifying the event herein above described and the nature of such event shall be submitted by such Secured Party to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Secured Party’s reasons for invoking the provisions of this Section 2.10, and shall be final and conclusive absent manifest error. (d) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.10 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.10 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Administrative Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) The obligations of the Loan Parties under this Section 2.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

93 DM_US 605062461-16.116680.0023 ARTICLE III. [INTENTIONALLY OMITTED] ARTICLE IV. APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS Section 4.01. Payments; Computations and Statements. (a) The Borrowers will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent’s Accounts. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day may, in the Administrative Agent’s discretion, be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without set-off, counterclaim, recoupment, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.02, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. The Lenders and the Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of the Borrowers with any amount due and payable by the Borrowers under any Loan Document. Any amount charged to the Loan Account of the Borrowers shall be deemed a Revolving Loan hereunder made by the Revolving Loan Lenders to the Borrowers, funded by the Administrative Agent on behalf of the Revolving Loan Lenders and subject to Section 2.02. The Lenders and the Borrowers confirm that any charges which the Administrative Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Administrative Agent’s discretion, provided that the Administrative Agent shall from time to time upon the request of the Collateral Agent, charge the Loan Account of the Borrowers with any amount due and payable under any Loan Document. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error. Section 4.02. Sharing of Payments. Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that

94 DM_US 605062461-16.116680.0023 (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender and any payment of an amendment, consent or waiver fee to consenting Lenders pursuant to an effective amendment, consent or waiver with respect to this Agreement), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights (including the Lender’s right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. Section 4.03. Apportionment of Payments. Subject to Section 2.02 hereof and to any written agreement among the Agents and/or the Lenders: (a) All payments of principal and interest in respect of outstanding Loans, all payments of fees (other than the fees set forth in Section 2.06 hereof to the extent set forth in any written agreement among the Agents and the Lenders) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans, as designated by the Person making payment when the payment is made. (b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Collateral Agent or the Required Lenders shall, apply all payments in respect of any Obligations, including without limitation, all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to the Agents until paid in full (other than interest or principal in respect of the Loans); (ii) second, to pay interest then due and payable in respect of the Collateral Agent Advances until paid in full; (iii) third, to pay principal of the Collateral Agent Advances until paid in full;

95 DM_US 605062461-16.116680.0023 (iv) fourth, ratably to pay the Revolving Loan Obligations in respect of any fees (other than any Applicable Premium), expense reimbursements, indemnities and other amounts then due and payable to the Revolving Loan Lenders until paid in full; (v) fifth, ratably to pay interest then due and payable in respect of the Revolving Loans until paid in full; (vi) sixth, ratably to pay principal of the Revolving Loans until paid in full; (vii) seventh, ratably to pay the Term Loan Obligations in respect of any fees (other than any Applicable Premium), expense reimbursements, indemnities and other amounts then due and payable to the Term Loan Lenders until paid in full; (viii) eighth, ratably to pay interest then due and payable in respect of the Term Loan until paid in full; (ix) ninth, ratably to pay principal of the Term Loan until paid in full; (x) tenth, ratably to pay the Obligations in respect of any Applicable Premium then due and payable to the Lenders until paid in full; and (xi) eleventh, to the ratable payment of all other Obligations then due and payable until paid in full. (c) For purposes of Section 4.03(b) (other than clause (xi) thereof), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for the purposes of clause (xi), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, any Applicable Premium (to the extent applicable), interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. (d) In the event of a direct conflict between the priority provisions of this Section 4.03 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of Section 4.03 shall control and govern.

96 DM_US 605062461-16.116680.0023 Section 4.04. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (a) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.02. (b) The Administrative Agent shall not be obligated to transfer to such Defaulting Lender any payments made by any Borrower to the Administrative Agent for such Defaulting Lender’s benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender’s Loans were funded by the other Lenders) or, if so directed by the Administrative Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender’s Loans were not funded by the other Lenders), retain the same to be re-advanced to the Borrowers as if such Defaulting Lender had made such Loans to the Borrowers. Subject to the foregoing, the Administrative Agent may hold and, in its discretion, re-lend to the Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by the Administrative Agent for the account of such Defaulting Lender. (c) Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle the Borrowers to replace the Defaulting Lender with one or more substitute Lenders, and the Defaulting Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Defaulting Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. Prior to the effective date of such replacement, the Defaulting Lender shall execute and deliver an Assignment and Acceptance, subject only to the Defaulting Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Defaulting Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Defaulting Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Defaulting Lender shall be made in accordance with the terms of Section 12.07. (d) The operation of this Section shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to the Administrative Agent or to the Lenders other than such Defaulting Lender. (e) This Section shall remain effective with respect to such Lender until either (i) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (ii) the non-Defaulting Lenders, the Agents, and the Borrowers shall have waived such Defaulting Lender’s default in writing, and the Defaulting Lender makes its Pro Rata Share of the applicable defaulted Loans and pays to the Agents all amounts owing by such Defaulting Lender in respect thereof; provided that no adjustments will be made retroactively with respect to

97 DM_US 605062461-16.116680.0023 fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 4.05. Administrative Borrower; Joint and Several Liability of the Borrowers. (a) Each Borrower hereby irrevocably appoints EBS Enterprises LLC as the borrowing agent and attorney-in-fact for the Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Agents shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide to the Agents and receive from the Agents all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agents nor the Lenders shall incur liability to the Borrowers as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. (b) Each Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agents and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.05), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.05 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers, enforceable against each such Person to the full extent of its properties and assets, irrespective of

98 DM_US 605062461-16.116680.0023 the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever. (c) The provisions of this Section 4.05 are made for the benefit of the Agents, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agents, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 4.05 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. (d) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agents or the Lenders with respect to any of the Obligations or any Collateral, until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agents or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations. ARTICLE V. CONDITIONS TO LOANS Section 5.01. Conditions Precedent to Effectiveness. This Agreement shall become effective as of the Business Day (the “Effective Date”) when each of the following conditions precedent shall have been satisfied in a manner reasonably satisfactory to the Agents: (a) Payment of Fees, Etc. The Borrowers shall have paid on or before the Effective Date all fees, costs, expenses (including the fees and expenses of legal counsel) and taxes then payable pursuant to Section 2.06 and Section 12.04 which amounts may be offset against the proceeds of the Loans. (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate delivered to any Secured Party pursuant hereto or thereto on the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and

99 DM_US 605062461-16.116680.0023 (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms. (c) Legality. The making of the initial Loans shall not contravene any law, rule or regulation applicable to any Secured Party. (d) Delivery of Documents. The Collateral Agent shall have received on or before the Effective Date the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Effective Date and, if applicable, duly executed by the Persons party thereto: (i) a Security Agreement, together with the original stock certificates representing all of the Equity Interests and all promissory notes required to be pledged thereunder, accompanied by undated stock powers executed in blank by a duly Authorized Officer of the pledgor thereof and other proper instruments of transfer; (ii) the Collateral Assignment of PC Documents; (iii) the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens acceptable to the Collateral Agent); (iv) a Perfection Certificate; (v) the Intellectual Property Security Agreements; (vi) [reserved]; (vii) the Assignment of Business Interruption Insurance Policy; (viii) the Disbursement Letter; (ix) the Fee Letter; (x) the Intercompany Subordination Agreement; (xi) [reserved]; (xii) financing statements on Form UCC-1 in appropriate form for filing in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Agreement; (xiii) [reserved]; (xiv) [reserved];

100 DM_US 605062461-16.116680.0023 (xv) the management rights letter, dated as of the date hereof, among the Loan Parties and the Agents, as amended, amended and restated, supplemented or otherwise modified from time to time (the “VCOC Management Rights Agreement”); (xvi) a certificate of an Authorized Officer of each Loan Party, certifying: (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of a Borrower, including, without limitation, Notices of Borrowing, SOFR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers and (D) as to the matters set forth in Section 5.01(b) and (e); (xvii) a certificate of the chief financial officer of the Parent: (A) setting forth in reasonable detail the calculations and other supporting evidence (including financial support demonstrating the sources and uses of amounts included in such calculation and the proceeds of the Loans and other amounts received or distributed on or around the Effective Date in connection with the transactions contemplated hereunder in form and substance reasonably satisfactory to the Administrative Agent) required to establish compliance, on a pro forma basis after giving effect to the Loans, with each of the financial covenants contained in Section 7.03 (as if the covenants applicable to the month ending December 31, 2026 are applied on the Effective Date),

101 DM_US 605062461-16.116680.0023 (B) certifying that all tax returns required to be filed by the Loan Parties have been filed and all taxes upon the Loan Parties or their properties, assets, and income (including real property taxes and payroll taxes) have been paid, (C) attaching a copy of the Financial Statements and the Projections described in Section 6.01(g)(ii) hereof and certifying as to the compliance with the representations and warranties set forth in Section 6.01(g)(i), Section 6.01(g)(iii) and Section 6.01(ee) and (D) certifying that after giving effect to all Loans to be made on the Effective Date, (1) Liquidity shall not be less than $10,000,000 and (2) all liabilities of the Loan Parties are current; (xviii) a certificate of the chief financial officer of each Loan Party, certifying as to the solvency of such Loan Party (after giving effect to the Loans made on the Effective Date); (xix) a certificate of an Authorized Officer of the Administrative Borrower certifying that: (A) attached to such certificate is the true, correct and complete list of the PC Documents and the other Material Contracts as in effect on the Effective Date and the true, complete and correct copies thereof have been provided to the Administrative Agent; and (B) such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements; (xx) a certificate of the appropriate official(s) of the jurisdiction of organization and, except to the extent such failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each jurisdiction of foreign qualification of each Loan Party certifying as of a recent date not more than 30 days prior to the Effective Date as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such jurisdictions, together with written confirmation (where available) on the Effective Date from such official(s) as to such matters; (xxi) an opinion of McDermott Will & Schulte LLP, counsel to the Loan Parties, as to such matters as the Collateral Agent may reasonably request; (xxii) evidence of the insurance coverage required by Section 7.01 and the terms of each Security Agreement; (xxiii) [reserved]; (xxiv) [reserved];

102 DM_US 605062461-16.116680.0023 (xxv) evidence of the payment in full of all Indebtedness under the Existing Credit Facility, together with (A) a payoff letter agreement with respect to the Existing Credit Facility and all related documents, duly executed by the Loan Parties and the Existing Lenders, (B) a termination of security interest in Intellectual Property for each assignment for security recorded by the Existing Lenders at the United States Patent and Trademark Office or the United States Copyright Office and covering any intellectual property of the Loan Parties, and (C) UCC 3 termination statements for all UCC-1 financing statements filed by the Existing Lenders and covering any portion of the Collateral; and (xxvi) such other agreements, instruments, approvals, opinions and other documents, each reasonably satisfactory to the Agents in form and substance, as any Agent may reasonably request. (e) Material Adverse Effect. The Collateral Agent shall have determined, in its sole judgment, that no event or development shall have occurred since December 31, 2025 which could reasonably be expected to have a Material Adverse Effect. (f) [Reserved]. (g) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans, or the conduct of the Loan Parties’ business, or the consummation of any of the underlying transactions, shall have been obtained and shall be in full force and effect. (h) Proceedings; Receipt of Documents. All proceedings in connection with the making of the initial Loans and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Collateral Agent and its counsel, and the Collateral Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Collateral Agent or such counsel may reasonably request. (i) Management Reference Checks. The Collateral Agent shall have received reasonably satisfactory reference checks for, and shall have had an opportunity to meet with, key management of each Loan Party. (j) Due Diligence. The Agents shall have completed their business, financial, industry, legal and collateral due diligence with respect to each Loan Party and its Subsidiaries the results thereof shall be acceptable to the Agents, in their sole and absolute discretion.

103 DM_US 605062461-16.116680.0023 (k) Security Interests. The Loan Documents shall create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in the Collateral secured thereby (subject only to Permitted Liens). (l) Litigation. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or threatened in any court or before any arbitrator or Governmental Authority which relates to the Loans or which, in the opinion of the Collateral Agent, is reasonably likely to be adversely determined, and that, if adversely determined, would reasonably be expected to have a Material Adverse Effect. (m) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof. (n) Know-Your-Customer. The Administrative Agent shall have received, at least three (3) Business Days prior to the Effective Date, a duly executed IRS Form W-9 (or other applicable Tax form) of Parent and the Borrowers, and all documentation and other information (including, if the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation, a certification as to beneficial ownership (a “Beneficial Ownership Certification”)) with respect to the Loan Parties and their Subsidiaries required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and Beneficial Ownership Regulation, that has been reasonably requested in writing by the Administrative Agent at least five (5) Business Days prior to the Effective Date; provided that, in the case of a Beneficial Ownership Certification, upon the request of the Administrative Agent, the Borrowers shall return such completed Beneficial Ownership Certification directly to the requesting Lender. Section 5.02. Conditions Precedent to All Loans. The obligation of any Agent or any Lender to make any Loan after the Effective Date is subject to the fulfillment, in a manner reasonably satisfactory to the Administrative Agent, of each of the following conditions precedent: (a) Payment of Fees, Etc. The Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers pursuant to this Agreement and the other Loan Documents, including, without limitation, Section 2.06 and Section 12.04 hereof. (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct, and the submission by the Administrative Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such Loan, and the Borrowers’ acceptance of the proceeds of such Loan, shall each be deemed to be a representation and warranty by each Loan Party on the date of such Loan that: (i) the representations and warranties contained in Article VI and in each other Loan Document or certificate delivered to any Secured Party pursuant hereto or thereto on the date of such Loan are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such

104 DM_US 605062461-16.116680.0023 qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), (ii) at the time of and after giving effect to the making of such Loan and the application of the proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made, on such date and (iii) the conditions set forth in this Section 5.02 have been satisfied as of the date of such request. (c) Legality. The making of such Loan shall not contravene any law, rule or regulation applicable to any Secured Party. (d) Notices. The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof. (e) [Reserved]. (f) Proceedings; Receipt of Documents. All proceedings in connection with the making of such Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Agents and their counsel, and the Agents and such counsel shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance reasonably satisfactory to the Agents, as any Agent may reasonably request. Section 5.03. Conditions Subsequent to Effectiveness. As an accommodation to the Loan Parties, the Agents and the Lenders have agreed to execute this Agreement and to make the Loans on the Effective Date notwithstanding the failure by the Loan Parties to satisfy the conditions set forth below on or before the Effective Date. In consideration of such accommodation, the Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement and the other Loan Documents, including, without limitation, those conditions set forth in Section 5.01, the Loan Parties shall satisfy each of the conditions subsequent set forth below on or before the date applicable thereto (it being understood that (i) the failure by the Loan Parties to perform or cause to be performed any such condition subsequent on or before the date applicable thereto shall constitute an Event of Default and (ii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Agreement or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to this Section 5.03): (a) On or before the date that is sixty (60) days after the Effective Date (or such later date as the Collateral Agent shall agree in its sole discretion), the Loan Parties shall deliver all Control Agreements required for the Loan Parties to comply with Section 8.01(b) and the other

105 DM_US 605062461-16.116680.0023 Loan Documents, each duly executed by, in addition to the applicable Loan Party, the applicable financial institution. (b) On or before the date that is sixty (60) days after the Effective Date (or such later date as the Collateral Agent shall agree in its sole discretion), the Loan Parties shall use commercially reasonable efforts to deliver a landlord waiver or collateral access agreement with respect to each premise or Person holding or in possession of Collateral with a book value in excess of $50,000, in form and substance reasonably satisfactory to the Collateral Agent and which may be included as a provision contained in the relevant Lease, executed by each landlord or other Person, as applicable. (c) On or before the date that is forty-five (45) days after the Effective Date (or such later date as the Collateral Agent shall agree in its sole discretion), the Agents shall have received endorsements as to the additional insureds or lender loss payees under the insurance policies set forth on Schedule 6.01(r) as required under Section 7.01(h) and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days’ prior written notice (10 days’ for non-payment) to the Collateral Agent and each such additional insured or lender loss payee. (d) On or before the date that is thirty (30) days after receipt of results of customary lien and litigation searches in respect of each Loan Party and each PC Entity (or such later date as the Collateral Agent shall agree in its sole discretion), Borrower shall deliver to the Agents lien termination or releases necessary to provide that (x) with respect to Loan Parties, no Liens other than Permitted Liens and (y) with respect to PC Entities, no Liens other than Liens in favor of Loan Parties, exists on such lien and litigation search results. (e) On or before the date that is five (5) Business Days after the Effective Date (or such later date as the Collateral Agent shall agree in its sole discretion), the Agents shall have received evidence of filing of UCC-1 financing statements against each PC Entity, as debtor, and the relevant Loan Party, as secured party, in respect of Liens granted to the relevant Loan Party under the applicable PC Documents, in form and substance reasonably satisfactory to the Agents. ARTICLE VI. REPRESENTATIONS AND WARRANTIES Section 6.01. Representations and Warranties. Each Loan Party hereby represents and warrants as to itself and each of its Subsidiaries to the Secured Parties as follows: (a) Organization, Good Standing, Etc. Each Loan Party and its Subsidiaries (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and conduct its business as now conducted and as presently contemplated and, in the case of

106 DM_US 605062461-16.116680.0023 the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. (b) Authorization, Etc. The execution, delivery and performance by each Loan Party and each PC Entity of each Loan Document and each PC Document to which it is or will be a party (or otherwise subject of), (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document and Liens in favor of the applicable Management Entities pursuant to the PC Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect. (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party or any PC Entity of any Loan Document or any PC Document to which it is or will be a party (or will otherwise be subject to) other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, on the Effective Date. (d) Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

107 DM_US 605062461-16.116680.0023 (e) Capitalization. On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Equity Interests of the Parent and each of its Subsidiaries and the issued and outstanding Equity Interests of the Parent and each of its Subsidiaries are as set forth on Schedule 6.01(e). All of the issued and outstanding shares of Equity Interests of the Parent and each of its Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. All Equity Interests of such Subsidiaries of the Parent are owned by the Parent free and clear of all Liens (other than Permitted Specified Liens). Except as described on Schedule 6.01(e), there are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of the Parent or any of its Subsidiaries to issue, directly or indirectly, any shares of Equity Interests of the Parent or any of its Subsidiaries. (f) Litigation. Except as set forth in Schedule 6.01(f), there is no pending or, to the best knowledge of any Loan Party or any Subsidiary thereof, threatened action, suit or proceeding affecting any Loan Party or Subsidiary thereof or any PC Entity or any of its properties before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby. (g) Financial Statements. (i) The Financial Statements, copies of which have been delivered to each Agent and each Lender, fairly present in all material respects the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP. All material indebtedness and other liabilities (including, without limitation, Indebtedness, liabilities for taxes, long- term leases and other unusual forward or long-term commitments), direct or contingent, of the Parent and its Subsidiaries are set forth in the Financial Statements. Since December 31, 2025 no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect. (ii) The Parent has heretofore furnished to each Agent and each Lender (A) projected monthly balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the period from January 1, 2026 through September 30, 2026, and (B) projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Years ending in 2026 through 2031, which projected financial statements shall be updated from time to time pursuant to Section 7.01(a)(vii). (iii) There are no Off Balance Sheet Liabilities of any of the Loan Parties or their Subsidiaries, whether or not such Off Balance Sheet Liabilities are reflected on such Financial Statements, and no Loan Party or its Subsidiaries has sold, factored or otherwise disposed of any Accounts Receivable or other assets as part of any financing, including, any supply chain financings, which is not reflected in such Financial Statements.

108 DM_US 605062461-16.116680.0023 (h) Compliance with Law, Etc. No Loan Party or any of its Subsidiaries is in violation of (i) any of its Governing Documents, (ii) any Requirement of Law (including, without limitation, Healthcare Laws), except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, or (iii) any term of any Contractual Obligation (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, and no default or event of default has occurred and is continuing thereunder. (i) ERISA. Except as set forth on Schedule 6.01(i) hereto and except as would not reasonably be expected to result in a Material Adverse Effect, whether alone or in combination with any other event, (i) each Employee Plan (and each related trust, insurance contract or fund, if any) is being maintained, operated and administered in compliance with all Requirements of Law in all respects, (ii) no ERISA Event has occurred nor is reasonably expected to occur, and (iii) each Employee Plan that is intended to be a qualified plan under Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code, and has received a favorable determination, advisory or opinion letter from the Internal Revenue Service regarding its qualification thereunder, and no event has occurred that would reasonably be expected to result in the disqualification of any such Employee Plan or related trust. No Loan Party nor any of its ERISA Affiliates has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. There are no pending or threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (A) any Employee Plan or its assets, (B) any fiduciary with respect to any Employee Plan, or (C) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan. Except as required by Section 4980B of the Code or similar state law, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides health benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or otherwise has any obligation to provide any such benefits for any current employee after such employee’s termination of employment. Each arrangement pursuant to which a Loan Party has an obligation to pay or accrue nonqualified deferred compensation (within the meaning of Section 409A of the Code) has been administered in accordance with plan documents that satisfy the requirements of Section 409A of the Code. (j) Taxes, Etc. (i) All Tax returns and other reports required by applicable Requirements of Law to be filed by any Loan Party or Subsidiary thereof and, to the knowledge of the Loan Parties, the PC Entities have been timely filed and (ii) all Taxes imposed upon any Loan Party, Subsidiary thereof or PC Entity or any property of any Loan Party, Subsidiary thereof or PC Entity which have become due and payable on or prior to the date hereof have been paid,

109 DM_US 605062461-16.116680.0023 except (A) unpaid Taxes in an aggregate amount at any one time not in excess of $50,000, and (B) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP. (k) Regulations T, U and X. No Loan Party nor any Subsidiary thereof is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U and X. (l) Nature of Business. (i) No Loan Party nor any Subsidiary thereof is engaged in any business other than as set forth on Schedule 6.01(l). (ii) The Parent does not have any material liabilities (other than liabilities arising under the Loan Documents), own any material assets (other than the Equity Interests of its Subsidiaries) or engage in any operations or business (other than the ownership of its Subsidiaries). The Parent does not have any direct Subsidiaries other than the Borrowers. (m) Adverse Agreements, Etc. No Loan Party or any of its Subsidiaries is a party to any Contractual Obligation or subject to any restriction or limitation in any Governing Document or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which (either individually or in the aggregate) has, or in the future could reasonably be expected (either individually or in the aggregate) to have, a Material Adverse Effect. (n) Permits, Etc. Each Loan Party and each Subsidiary thereof has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations, including Environmental Permits, required for such Person lawfully to own, lease, manage or operate, or to acquire, each business and Facility currently owned, leased, managed or operated, or to be acquired, by such Person, except to the extent the failure to have or be in compliance therewith could not reasonably be expected to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, including any such Environmental Permit, and there is no claim that any of the foregoing is not in full force and effect. (o) Properties. (i) Each Loan Party and each Subsidiary thereof and each PC Entity has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens, and all such properties and assets are in good working order and condition, ordinary wear and tear excepted and

110 DM_US 605062461-16.116680.0023 (ii) as of the Effective Date, Schedule 1.01(B) sets forth the address of each real estate asset (or each set of such assets that collectively comprise one operating property) that is leased by any Loan Party. As of the Effective Date, no Loan Party owns in fee simple any real estate asset. (p) Employee and Labor Matters. Except as set forth on Schedule 6.01(p), (i) each Loan Party and its Subsidiaries and each PC Entity is in compliance with all Requirements of Law in all material respects pertaining to employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health, (ii) no Loan Party, Subsidiary thereof or PC Entity is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of the employees of any Loan Party, Subsidiary thereof or PC Entity, (iii) there is no unfair labor practice complaint pending or, to the best knowledge of any Loan Party or Subsidiary thereof or any PC Entity, threatened in writing against any Loan Party, any Subsidiary or any PC Entity before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party, any Subsidiary or any PC Entity which arises out of or under any collective bargaining agreement, (iv) there has been no strike, work stoppage, slowdown, lockout, or other labor dispute pending or threatened against any Loan Party, any Subsidiary or any PC Entity, and (v) to the best knowledge of each Loan Party, each Subsidiary thereof and each PC Entity, no labor organization or group of employees has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. No Loan Party or Subsidiary has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or any similar Requirement of Law, which remains unpaid or unsatisfied. All material payments due from any Loan Party or Subsidiary on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party or Subsidiary. (q) Environmental Matters. Except as set forth on Schedule 6.01(q) hereto, (i) no Loan Party or any of its Subsidiaries is in violation of any Environmental Law in any material respect, (ii) each Loan Party and each of its Subsidiaries has, and is in compliance with, all Environmental Permits for its respective operations and businesses, except to the extent

111 DM_US 605062461-16.116680.0023 any failure to have or be in compliance therewith could not reasonably be expected to result in any material adverse consequence to any Loan Party or any Secured Party; (iii) there has been no Release or threatened Release of Hazardous Materials on, in, at, under or from any properties currently or formerly owned, leased or operated by any Loan Party, its Subsidiaries or a respective predecessor in interest or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party, its Subsidiaries or any respective predecessor in interest, which in any case of the foregoing could reasonably be expected to result in any material adverse consequence to any Loan Party or any Secured Party; (iv) there are no pending or threatened Environmental Claims against, or Environmental Liability of, any Loan Party, its Subsidiaries or any respective predecessor in interest that could reasonably be expected to result in any material adverse consequence to any Loan Party or any Secured Party; (v) neither any Loan Party nor any of its Subsidiaries is performing or responsible for any Remedial Action that could reasonably be expected to result in any material adverse consequence to any Loan Party or any Secured Party; and (vi) the Loan Parties and their Subsidiaries have made available to the Collateral Agent and the Lenders true and complete copies of all material environmental reports, audits and investigations in the possession or control of any Loan Party or any of its Subsidiaries with respect to the operations and business of the Loan Parties and its Subsidiaries, in each case, as requested by the Collateral Agent and the Lenders. (r) Insurance. Each Loan Party and each Subsidiary thereof and each PC Entity maintains all insurance required by Section 7.01(h). Schedule 6.01(r) sets forth a list of all such insurance maintained by or for the benefit of each Loan Party, each Subsidiary and each PC Entity on the Effective Date. (s) Use of Proceeds. (i) The proceeds of the Initial Term Loans shall be used to: (A) refinance the Existing Credit Facility, and (B) pay fees and expenses in connection with the transactions contemplated hereby on the Effective Date. (ii) After the Effective Date, the proceeds of the Revolving Loans shall be used to fund working capital and for other general corporate purposes of the Borrowers. (t) Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, each Loan Party and each Subsidiary thereof is, and the Loan Parties and their Subsidiaries on a consolidated basis are, Solvent. No transfer of property is being made by any Loan Party or any Subsidiary thereof and no obligation is being

112 DM_US 605062461-16.116680.0023 incurred by any Loan Party or any Subsidiary thereof in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party or any Subsidiary thereof. (u) Intellectual Property. Except as set forth on Schedule 6.01(u), each Loan Party and each Subsidiary thereof owns or licenses or otherwise has the right to use all Intellectual Property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.01(u) is a complete and accurate list as of the Effective Date of (i) each item of Registered Intellectual Property owned by each Loan Party and each Subsidiary thereof, (ii) each material work of authorship owned by each Loan Party and each Subsidiary thereof and which is not Registered Intellectual Property, and (iii) each material Intellectual Property Contract to which each Loan Party and each Subsidiary thereof is bound. No trademark or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or any Subsidiary thereof infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Loan Party and each Subsidiary, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code pertaining to Intellectual Property is pending or proposed, which, individually or in the aggregate, could reasonably be expected to result in adverse consequence to any Loan Party or any Subsidiary thereof (other than immaterial consequences) or any Secured Party. (v) Material Contracts. Set forth on Schedule 6.01(v) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party and each Subsidiary thereof, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party and each Subsidiary thereof that is a party thereto and, to the best knowledge of such Loan Party and such Subsidiary, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of any Loan Party or Subsidiary thereof or, to the best knowledge of any Loan Party or Subsidiary thereof, any other party thereto. (w) Investment Company Act. None of the Loan Parties nor any Subsidiary thereof is (i) an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, or

113 DM_US 605062461-16.116680.0023 (ii) subject to regulation under any Requirement of Law that limits in any respect its ability to incur Indebtedness or which may otherwise render all or a portion of the Obligations unenforceable. (x) Customers and Suppliers. There exists no actual or threatened in writing of any termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Loan Party or any Subsidiary thereof, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Loan Party or Subsidiary thereof are individually or in the aggregate material to the business or operations of such Loan Party or Subsidiary, or (ii) any Loan Party or Subsidiary thereof, on the one hand, and any supplier or any group thereof, on the other hand, whose agreements with any Loan Party or Subsidiary thereof are individually or in the aggregate material to the business or operations of such Loan Party or Subsidiary; and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change. (y) [Reserved]. (z) Healthcare Laws and Related Matters; PC Documents; PC Entity Accounts. (i) Each Loan Party, Subsidiary of Parent and PC Entity: (i) is, and during the past five (5) years has been, in compliance with all Healthcare Laws applicable to it, its assets, business or operations except where such non-compliance could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, (ii) where required, and except as could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, has all permits, licenses, certificates, accreditations and other approvals or authorizations, as applicable, of such Governmental Authorities necessary under Healthcare Laws for such Loan Party, Subsidiary of Parent or PC Entity to conduct its business and operations (collectively, “Healthcare Permits”); and (iii) all such Healthcare Permits are in full force and effect and there exists no default under, or violation of, any such Healthcare Permit except as could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect. To the knowledge of the Loan Parties, each Subsidiary of Parent and each PC Entity, no circumstance or event exists or has existed or occurred in the past five (5) years, which could be reasonably anticipated to result in the suspension, revocation, termination, probation, restriction or non-renewal of any Healthcare Permit, except as could not reasonably be expected (either individually or in the aggregate) to result in a Material Adverse Effect. (ii) Except as could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, each Loan Party, Subsidiary of Parent and PC Entity is, and during the past five (5) years has been, operating in compliance with HIPAA. Except as could not reasonably be expected, either individually or in the

114 DM_US 605062461-16.116680.0023 aggregate, to result in a Material Adverse Effect, none of the Loan Parties, Subsidiaries of Parent or PC Entities has at any time received any written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Authority regarding any allegation regarding its failure to comply with HIPAA, nor made any notification of such breach or failure to the media or the Secretary of the U.S. Department of Health and Human Services pursuant to HIPAA; and, except as could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, no Loan Party, Subsidiary of Parent or PC Entity has incurred any liabilities under HIPAA. (iii) None of the Loan Parties, Subsidiaries of Parent or PC Entities is currently, nor during the past five (5) years has been, subject to any federal, state, local governmental or private payor civil or criminal investigations, subpoenas, civil investigative demands, inquiries or non-routine audits involving and/or related to its compliance with the Healthcare Laws, in each case, that could, to the knowledge of the Loan Parties, any Subsidiary of Parent or any PC Entity, reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Except as could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, neither the Loan Parties, Subsidiaries of Parent or PC Entities, nor any owner, officer, director, manager, or, to their knowledge, employee, contractor, Licensed Personnel, agent or other representative thereof: (i) has had a civil monetary penalty assessed against him or her pursuant to the Civil Monetary Penalties Law under 42 U.S.C. §1320a-7a; (ii) has been excluded from participation in a Federal Health Care Program (as that term is defined in 42 U.S.C. §1320a-7b), listed on the List of Excluded Individuals/Entities maintained by the United States Department of Health and Human Services Office of Inspector General or in the Excluded Parties List System maintained by the General Services Administration/System for Award Management; (iii) has been convicted (as that term is defined in 42 C.F.R. §1001.2) of any of those offenses described in 42 U.S.C. §1320a-7b or 18 U.S.C. §§669, 1035, 1347, 1518; or (iv) has been involved or named in an unsealed U.S. Attorney General complaint made or any other action taken pursuant to the False Claims Act under 31 U.S.C. §§3729-3731 or unsealed qui tam action brought pursuant to 31 U.S.C. §3729 et seq. (iv) Except as could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect, none of the Loan Parties, Subsidiaries of Parent or PC Entities is party to, or has any ongoing disclosure or reporting obligations pursuant to, any corporate integrity agreements, deferred or nonprosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Authority with respect to a violation of a Healthcare Law. (v) Except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect: (i) each of the Loan Parties, Subsidiaries of Parent and PC Entities is in compliance with all applicable laws regarding the selection, deselection, and credentialing of contracted and employed Licensed Personnel, including, but not limited to, verification of licensing status and, to the extent applicable, eligibility for

115 DM_US 605062461-16.116680.0023 reimbursement under any Third Party Payors in which a Loan Party, a Subsidiary of Parent or a PC Entity participates (collectively, the “Programs”), and (ii) all Licensed Personnel are properly licensed and hold appropriate clinical privileges, as applicable, for the services which they provide. (vi) No Loan Party, Subsidiary of Parent or PC Entity participates in or contracts with any Government Payor Program. (vii) No Loan Party, Subsidiary of Parent or, to the best knowledge of the Loan Parties, PC Entity is in default of, or has breached, any provision of any PC Document to which it is a party which could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. As of the Effective Date and any other date on which such representations and warranties are otherwise remade or deemed remade hereunder, (i) each of the representations and warranties contained in the PC Documents made by a Loan Party or, to the best knowledge of the Loan Parties, a PC Entity is true and correct in all material respects and (ii) to Loan Parties’ knowledge, each of the representations and warranties contained in the PC Documents made by any Person other than a Loan Party is true and correct in all material respects. (viii) The PC Documents delivered by any PC Entity to any Loan Party pursuant to this Agreement are (or, to the extent executed after the Effective Date, shall, upon execution and delivery thereof, be) effective to create in favor of each applicable Loan Party, a legal, valid and enforceable first priority security interest in the Collateral (as defined therein (or any similarly defined term as defined therein)) (including cash and deposit accounts) and proceeds thereof of such PC Entity, and (i) when all appropriate filings or recordings are made in the appropriate offices as may be required under applicable law and (ii) upon the taking of possession or control by the applicable Loan Party of any such Collateral (or such similarly defined term) with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the applicable Loan Party to the extent required by any PC Document), the Liens created by each such PC Document will constitute perfected Liens on all right, title and interest of such Loan Party in such Collateral (or such similarly defined term), in each case, free and clear of all Liens (other than the Liens created under the PC Documents). (ix) Set forth on Schedule 8.01 is a complete and accurate list as of the Effective Date of all deposit accounts of each PC Entity. (aa) [Reserved]. (bb) Sanctions; Anti-Corruption and Anti-Money Laundering Laws. None of any Loan Party, any Subsidiary thereof, any of their respective directors, officers, employees, shareholders or owners, nor, to the knowledge of any Loan Party or Subsidiary thereof, any of their respective agents or Affiliates, (i) is a Sanctioned Person or currently the subject or target of any Sanctions,

116 DM_US 605062461-16.116680.0023 (ii) has assets located in a Sanctioned Country, (iii) conducts any business with or for the benefit of any Sanctioned Person, (iv) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons, (v) is a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision, or (vi) is a Person that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns. Each Loan Party and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by each Loan Party and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws and Anti-Money Laundering Law. Each Loan Party and each Subsidiary is in compliance with all Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws. Each Loan Party, each Subsidiary thereof and each Affiliate, officer, employee or director acting on behalf of any Loan Party or Subsidiary is (and is taking no action that would result in any such Person not being) in compliance with (A) all applicable OFAC rules and regulations, (B) all applicable United States of America, United Kingdom, United Nations, European Union, German, Canadian, Australian and all other internationally respected national autonomous sanctions, embargos and trade restrictions and (C) all applicable provisions of the USA Patriot Act. In addition, no Loan Party or any Subsidiary is engaged in any kind of activities or business of or with any Person or in any country or territory that is subject to any sanctions administered by OFAC, the United Kingdom, the European Union, Germany, Canada, Australia or the United Nations. (cc) Anti-Bribery and Corruption. (i) Neither any Loan Party nor any Subsidiary thereof nor, to the best knowledge of any Loan Party or Subsidiary, any director, officer, employee, or any other Person acting on behalf of any Loan Party or Subsidiary, has offered, promised, paid, given or authorized the payment or giving of any money or other thing of value, directly or indirectly, to or for the benefit of any Person, including without limitation, any employee, official or other Person acting on behalf of any Governmental Authority, or otherwise engaged in any activity that may violate any Anti-Corruption Law. (ii) Neither any Loan Party nor any Subsidiary thereof nor, to the best knowledge of any Loan Party or Subsidiary, any director, officer, employee, or any other Person acting on behalf of any Loan Party or Subsidiary thereof, has engaged in any activity that would breach any Anti-Corruption Laws.

117 DM_US 605062461-16.116680.0023 (iii) To the best of each Loan Party’s and Subsidiary’s knowledge and belief, there is no pending or, to the best knowledge of any Loan Party or Subsidiary, threatened action, suit, proceeding or investigation before any court or other Governmental Authority against any Loan Party, any Subsidiary thereof or any of its or their directors, officers, employees or other Person acting on its behalf that relates to a potential violation of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions. (iv) The Loan Parties and their Subsidiaries will not directly or indirectly use, lend or contribute the proceeds of the Loans for any purpose that would breach the Anti- Corruption Laws. (dd) Technology Security Systems. (i) Each Loan Party and each of its Subsidiaries has implemented and maintains adequate administrative, physical, and technical security measures and procedures to protect the confidentiality, integrity, and security of (A) its computers, computer systems, servers, hardware, software, websites, databases, networks, and all other information technology equipment and systems, including any hosted locations and other outsourced systems and processes (all of the foregoing in this clause (A), “Loan Party Systems”) and (B) all individually identifiable information, including protected health information and other sensitive and confidential information, accessed, collected, used, processed, stored, transferred or disclosed by or on behalf of any Loan Party or any Subsidiary of any Loan Party (all such data and information referred to in this clause (B), “Loan Party Data”), in all cases including from theft, destruction, corruption, loss or unauthorized use, access, interruption, deletion, alteration or modification by any Person. All Loan Party Systems are operational and have adequate backups and disaster recovery arrangements that are at least reasonable and at least consistent with, as protective as, and no less rigorous than, industry standards for companies and businesses of similar size in similar industries. Without limiting the generality of the foregoing, each Loan Party and each of its Subsidiaries (x) maintains applicable equipment and software in physically secure premises, (y) utilizes industry-accepted virus and intrusion checking software and firewalls, and (z) limits access to Loan Party Data to only those employees and agents who need such access for the conduct of the business of the Loan Parties and their Subsidiaries. (ii) No Loan Party or any Subsidiary of any Loan Party has experienced any (A) material security incidents, data breaches, intrusions or unauthorized access, use or compromise of any of the Loan Party Systems, (B) material unauthorized collection, access, use, processing, loss, compromise, interruption, deletion, modification or disclosure of any Loan Party Data or trade secrets of any Loan Party or any Subsidiary of any Loan Party or (C) material cyber, social engineering, spoofing, phishing, ransom, viral or other attack, theft or intrusion that that has allowed an unauthorized Person to access, copy, encrypt or otherwise use any Loan Party Data (all of the foregoing clauses (A), (B) and (C), “Security Breaches”). Each Loan Party and each of its Subsidiaries is in material compliance with all Requirements of Law regarding the privacy or security of all Loan Party Data. No Loan Party or any Subsidiary of any Loan Party has received or is aware of any notice, allegation, complaint or other communication, and to the knowledge of the Loan Parties there is no pending investigation by any Governmental Authority or other

118 DM_US 605062461-16.116680.0023 Person regarding any actual or possible violation of any Requirements of Law regarding the privacy or security of any Loan Party Data. (ee) Full Disclosure. (i) Each Loan Party and each Subsidiary thereof has disclosed to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or Subsidiary to the Agents (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers’ industry) in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished prior to the date of this representation) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading. (ii) Projections have been prepared on a reasonable basis and in good faith based on assumptions, estimates, methods and tests that are believed by the Loan Parties and their Subsidiaries to be reasonable at the time such Projections were prepared and information believed by the Loan Parties and their Subsidiaries to have been accurate based upon the information available to the Loan Parties and their Subsidiaries at the time such Projections were furnished to the Lenders, and Parent is not aware of any facts or information that would lead it to believe that such Projections are incorrect or misleading in any material respect; it being understood that (A) Projections are by their nature subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ and their Subsidiaries’ control, (B) actual results may differ materially from the Projections and such variations may be material and (C) the Projections are not a guarantee of performance. ARTICLE VII. COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS Section 7.01. Affirmative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party will and will cause each Subsidiary thereof, unless the Required Lenders shall otherwise consent in writing: (a) Reporting Requirements. Furnish to each Agent and each Lender: (i) as soon as available, and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries commencing with the fiscal month ending on October 31, 2026 (without regard as to whether any such month is a full or partial fiscal month),

119 DM_US 605062461-16.116680.0023 (A) internally prepared consolidated balance sheets, statements of operations and retained earnings and statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (x) the financial statements for the immediately preceding Fiscal Year, and (y) the Projections, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of the Parent and its Subsidiaries for such fiscal month and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders, subject to the absence of footnotes and normal year-end adjustments and (B) a report of key performance indicators by category, with respect to new bookings, cases performed, leads, consults and same store sales, during such fiscal month for the business of the Parent and its Subsidiaries and any additional financial information as may be reasonably requested by the Administrative Agent; (ii) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Parent and its Subsidiaries commencing with the first fiscal quarter of the Parent and its Subsidiaries ending after the Effective Date, consolidated balance sheets, statements of operations and retained earnings and statements of cash flows of the Parent and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year and (B) the Projections, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such quarter and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Parent and its Subsidiaries furnished to the Agents and the Lenders, subject to the absence of footnotes and normal year-end adjustments; (iii) as soon as available, and in any event within 90 days after the end of each Fiscal Year of the Parent and its Subsidiaries, commencing with the fiscal year ending December 31, 2026, consolidated balance sheets, statements of operations and retained earnings and statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of nationally recognized standing selected by the Parent and reasonably

120 DM_US 605062461-16.116680.0023 satisfactory to the Agents (which report and opinion shall not include (1) any qualification, exception or explanatory paragraph expressing substantial doubt about the ability of the Parent or any of its Subsidiaries to continue as a going concern or any qualification or exception as to the scope of such audit or (2) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03), together with a written statement of such accountants (x) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default under Section 7.03, (y) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof and (z) certifying that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the dates indicated and its income and cash flows for the periods indicated in conformity with GAAP; (iv) simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i), (ii) and (iii) of this Section 7.01(a), a Compliance Certificate: (A) (w) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the occurrence and continuance during such period of an Event of Default or Default or, if an Event of Default or Default had occurred and continued or is continuing, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto; (x) identifying each PC Entity and each Subsidiary of the Parent as a Loan Party or an Excluded Subsidiary or confirming that there is no change in such information since the later of the Effective Date and the date of the last such list; (y) certifying that there are no Off Balance Sheet Liabilities whether or not reflected in such financial statements and no Loan Party or its Subsidiaries has sold, factored or otherwise disposed of any Accounts Receivable or other assets as part of any financing, including supply chain financings, which is not reflected in such Financial Statements; and

121 DM_US 605062461-16.116680.0023 (z) including disclosure of any material non-routine audits involving and/or related to its past or ongoing compliance with Healthcare Laws during the applicable reporting period. (B) in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (ii) and (iii) of this Section 7.01(a), (1) attaching a schedule showing the calculation of the financial covenants specified in Section 7.03 and the calculation of the Leverage Ratio for the applicable period for purposes of determining the Applicable Margin in accordance with the terms of the definition thereof, (2) including a discussion and analysis of the financial condition and results of operations of the Parent and its Subsidiaries for the portion of the Fiscal Year then elapsed and discussing the reasons for any significant variations from the Projections for such period and the figures for the corresponding period in the previous Fiscal Year, and (3) setting forth a calculation of any actual unpaid Tax liability of the Parent and its Subsidiaries, and (C) in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clause (iii) of this Section 7.01(a), attaching (1) a summary of changes to any material insurance coverage maintained as of the date thereof by any Loan Party, any of its Subsidiaries and any PC Entity, if any, together with such other related documents and information as the Administrative Agent may reasonably require, (2) the calculation of the Excess Cash Flow in accordance with the terms of Section 2.05(c)(i) and (3) confirmation that there have been no changes to the information contained in each of the Perfection Certificates delivered on the Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to this clause (iv) and/or attaching an updated Perfection Certificate identifying any such changes to the information contained therein; (v) to the extent requested by the Agents, as soon as available and in any event within 10 days after the end of each fiscal month of the Parent and its Subsidiaries, commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, reports in form and detail satisfactory to the Agents and certified by an Authorized Officer of the Administrative Borrower as being accurate and complete, (A) listing all Accounts of the Loan Parties as of such day, which shall include the amount and age of each such Account, showing separately those which

122 DM_US 605062461-16.116680.0023 are more than 30, 60, 90 and 120 days old and a description of all Liens, set-offs, defenses and counterclaims with respect thereto, together with a reconciliation of such schedule with the schedule delivered to the Agents pursuant to this clause (v)(A) for the immediately preceding fiscal month, and such other information as any Agent may request, (B) listing all accounts payable of the Loan Parties as of each such day which shall include the amount and age of each such account payable and such other information as any Agent may request, and (C) listing all Inventory of the Loan Parties as of each such day, and containing a breakdown of such Inventory by type and amount, the cost and the current market value thereof (by location), the date of acquisition, the warehouse and production facility location and such other information as any Agent may request, all in detail and in form satisfactory to the Agents; (vi) annually, on or before each anniversary of the Effective Date, a certificate of an Authorized Officer of the Administrative Borrower certifying that all revenue of the Loan Parties, their Subsidiaries and the PC Entities continues to be derived solely from self-pay patients and patients covered by private, non-governmental insurance, and that no Loan Party, Subsidiary or PC Entity participates in or has sought reimbursement from any Government Payor Program; (vii) as soon as available and in any event not later than the last Business Day of each Fiscal Year, a certificate of an Authorized Officer of the Parent (A) attaching Projections for the Parent and its Subsidiaries, supplementing and superseding the Projections previously required to be delivered pursuant to this Agreement, prepared on a monthly basis and otherwise in form and substance reasonably satisfactory to the Agents, for the immediately succeeding Fiscal Year for the Parent and its Subsidiaries, which shall be certified as being prepared on a reasonable basis and in good faith based on assumptions, estimates, methods and tests that are believed by the Loan Parties and their Subsidiaries to be reasonable at the time such Projections were prepared and information believed by the Loan Parties and their Subsidiaries to have been accurate based upon the information available to the Loan Parties and their Subsidiaries at the time such Projections were furnished to the Lenders (it being understood that (x) the Projections and forecasts are by their nature subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ and their Subsidiaries’ control, (y) actual results may differ materially from the Projections and forecasts and such variations may be material and (z) the Projections and forecasts are not a guarantee of performance), (B) [reserved], and (C) certifying that the representations and warranties set forth in Section 6.01(ee) are true and correct with respect to the Projections;

123 DM_US 605062461-16.116680.0023 (viii) promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party or any PC Entity other than routine inquiries by such Governmental Authority; (ix) as soon as possible, and in any event within 3 days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of the Administrative Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto; (x) as soon as possible and in any event (A) at least 10 days prior to any event or development that could reasonably be expected to result in or constitute an ERISA Event or (B) to the extent not reasonably expected to result in or constitute an ERISA Event, within 5 days after the occurrence of any ERISA Event, a written statement of an Authorized Officer of the Administrative Borrower setting forth the details of such event and the remedial actions proposed to be taken with respect thereto; (xi) promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, PC Entity, any Loan Party or any Subsidiary thereof, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; (xii) as soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with any Material Contract; (xiii) as soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of the Equity Interests of, or a material portion of the assets of, any Loan Party; (xiv) as soon as possible and in any event within 5 days after the delivery thereof to the Parent’s, Intermediate Parent’s or the Borrower’s Board of Directors, copies of all reports or other information so delivered; provided that that the Agents and each Lender (A) shall maintain the confidentiality of all such reports and information disclosed or delivered to the Agents and each Lender in accordance with Section 12.19 and (B) may be excluded from access to any report or information or portion thereof if the Parent’s, Intermediate Parent’s or the Borrower’s Board of Directors, as applicable, determines in good-faith, with advice from legal counsel, that such exclusion is reasonably necessary to preserve any attorney-client privilege; provided, further, that, in each such instance, the Administrative Borrower shall inform the Agents that reports or information is being withheld and the basis thereof and shall use commercially reasonable efforts to disclose such reports or information without waiving such attorney-client privilege;

124 DM_US 605062461-16.116680.0023 (xv) promptly after (A) the sending or filing thereof, copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange and (B) the receipt thereof, a copy of any material notice received from any holder of its Indebtedness; (xvi) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof; (xvii) promptly upon request, any certification or other evidence requested from time to time by any Lender in its sole discretion, confirming the Borrowers’ compliance with Section 7.02(r); (xviii) [reserved]; (xix) simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i), (ii) and (iii) of this Section 7.01(a), if, as a result of any change in accounting principles and policies from those used in the preparation of the Financial Statements that is permitted by Section 7.02(q), the consolidated financial statements of the Parent and its Subsidiaries delivered pursuant to clauses (i), (ii) and (iii) of this Section 7.01(a) will differ from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to the Agents; (xx) within 15 days after making a Tax Distribution, a notice of the Tax Distribution (accompanied with a schedule setting forth reasonable detail on how such distribution was computed) and within 15 days of filing of the Parent’s U.S. federal income tax return, a certificate setting forth the amount of the Annual Aggregate Permitted Tax Distribution for the applicable year (and a schedule setting forth reasonable computation of such amount) and the amount of Tax Distributions previously made for such year; (xxi) as soon as available and in any event by Wednesday of each week, (A) a calculation of the Liquidity of the Parent and its Subsidiaries as of the last day of the preceding week in form and substance satisfactory to the Agents, and (B) if the Liquidity of the Parent and its Subsidiaries is less than $10,000,000 at any time during a week, then commencing on Wednesday of the immediately following week and for each week thereafter, until the Liquidity of the Parent and its Subsidiaries for each day in the prior week is greater than $10,000,000, a 13-week cash flow forecast of the Parent and its Subsidiaries in form and substance satisfactory to the Agents (the “13-Week Cash Flow”) with a

125 DM_US 605062461-16.116680.0023 comparison of actual disbursements and receipts as compared to the previously delivered 13-Week Cash Flow; provided, that, (x) a comparison of Liquidity against the 13-Week Cash Flow shall be included for any week that a calculation of Liquidity is delivered for a week that is included in the 13-Week Cash Flow and (y) if for any week that a calculation of Liquidity is delivered, the 13-Week Cash Flow is more than 4 weeks old, an updated 13-Week Cash Flow shall also be delivered; (xxii) all Security Breaches, all investigations by a Governmental Authority or other Person regarding an actual or possible material violation of any applicable laws regarding the privacy or security of any Loan Party Data, and all notices, allegations, complaints, and other communications relating to any of the foregoing; (xxiii) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party (including, without limitation, any Environmental, Social, and Corporate Governance information) as any Agent may from time to time may reasonably request; (xxiv) promptly after the execution thereof or receipt thereof by any Loan Party, copies of any material notices, amendments, waiver, consents, forbearances and notices of default or termination delivered or received with respect to any Indebtedness (excluding Indebtedness evidence by this Agreement) having an aggregate amount outstanding in excess of $500,000; and (xxv) promptly, and in any event within ten (10) days after, a notice of (i) the commencement of, or any material developments in, any threatened action, suit or proceeding with, by or before any Governmental Authority affecting any Loan Party, Subsidiary or PC Entity or any property of any Loan Party, Subsidiary or PC Entity that if adversely determined would have a Material Adverse Effect, (ii) the institution of any investigation, review or proceeding against any Loan Party or Subsidiary to suspend, revoke or terminate (or that may result in the termination of) any Program agreement, and (iii) any Loan Party, Subsidiary or PC Entity having become subject to any federal, state, local governmental or private payor civil or criminal investigations or audits involving and/or related to licensing violations or its compliance with Healthcare Laws, except such investigations or audits that would not, in the aggregate reasonably be expected to result in obligations and/or loss of revenue in excess of $500,000. (b) Additional Borrowers, Guarantors and Collateral Security. Cause: (i) each Subsidiary (other than an Excluded Subsidiary) of any Loan Party not in existence on the Effective Date, and each Subsidiary that ceases to be an Excluded Subsidiary to execute and deliver to the Collateral Agent promptly and in any event within 15 days after the formation, acquisition or change in status thereof, (A) a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement as a Borrower or a Guarantor,

126 DM_US 605062461-16.116680.0023 (B) a supplement to the Security Agreement (in form reasonably acceptable to the Required Lenders and the Agent), together with (1) certificates evidencing all of the Equity Interests of any Person owned by such Subsidiary required to be pledged under the terms of the Security Agreement, (2) undated stock powers for such Equity Interests executed in blank with signature guaranteed, and (3) such opinions of counsel as the Collateral Agent may reasonably request, (C) to the extent required under the terms of this Agreement, one or more Mortgages creating on the real property of such Subsidiary a perfected, first priority Lien (in terms of priority, subject only to Permitted Specified Liens) on such real property and such other Real Property Deliverables as may be required by the Collateral Agent with respect to each such real property, (D) [Reserved], (E) if the respective Subsidiary owns registrations of or applications for U.S. Patents, Trademarks and/or Copyrights that constitute Collateral, an Intellectual Property Security Agreement and (F) such other agreements, instruments, approvals or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Mortgage or other Collateral Document or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and the Collateral Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations; and (ii) each owner of the Equity Interests of any such Subsidiary to execute and deliver promptly and in any event within 15 days after the formation or acquisition of such Subsidiary or of such Subsidiary ceasing to be an Excluded Subsidiary a Pledge Amendment (as defined in the Security Agreement), together with (A) certificates evidencing all of the Equity Interests of such Subsidiary required to be pledged under the terms of the Security Agreement, (B) undated stock powers or other appropriate instruments of assignment for such Equity Interests executed in blank with signature guaranteed, (C) such opinions of counsel as the Collateral Agent may reasonably request and (D) such other agreements, instruments, approvals or other documents requested by the Collateral Agent. Notwithstanding the foregoing, no Excluded Subsidiary shall be required to become a Guarantor hereunder (and, as such, shall not be required to deliver the documents required by clause (i)

127 DM_US 605062461-16.116680.0023 above); provided, however, that if the Equity Interests of a Foreign Subsidiary that is an Excluded Subsidiary are owned by a Loan Party, such Loan Party shall deliver all such documents, instruments, agreements (including, without limitation, at the reasonable request of the Collateral Agent, a pledge agreement governed by the laws of the jurisdiction of the organization of such Excluded Subsidiary) and certificates described in clause (ii) above to the Collateral Agent, and take all commercially reasonable actions reasonably requested by the Collateral Agent or otherwise necessary to grant and to perfect a first-priority Lien (subject to Permitted Specified Liens) in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, in 65% of the voting Equity Interests of such Foreign Subsidiary (or, if no material adverse tax consequence would result, 100% of the voting Equity Interests of such Foreign Subsidiary) and 100% of all other Equity Interests of such Foreign Subsidiary owned by such Loan Party. (c) Compliance with Laws; Payment of Taxes. (i) Comply, and cause each of its Subsidiaries to comply, in all material respects, with all Requirements of Law, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing). (ii) Pay, and cause each of its Subsidiaries to pay, in full before delinquency or before the expiration of any extension period, all Taxes imposed upon any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries, except (i) unpaid Taxes in an aggregate amount at any one time not in excess of $25,000, and (ii) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP. (d) Preservation of Existence, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect. (e) Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP. (f) Inspection Rights. Permit, and cause each of its Subsidiaries to permit, the agents, advisors and representatives of any Agent at any time and from time to time during normal business hours, at the expense of the Borrowers, to examine and make copies of and abstracts from its records and books of account, to examine and make copies of the Loan Party Systems and Loan Party Data, and make copies thereof or abstracts therefrom and to discuss its affairs (including the Loan Party Systems and Loan Party Data), to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other

128 DM_US 605062461-16.116680.0023 representatives. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of any Agent in accordance with this Section 7.01(f). (g) Maintenance of Properties, Etc. (i) Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear and casualty excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder, except to the extent the failure to so maintain and preserve or so comply could not reasonably be expected to have a Material Adverse Effect. (ii) Each Loan Party shall, and shall cause its Subsidiaries to, (A) maintain adequate administrative, physical, and technical security measures and procedures to protect the confidentiality, integrity, and security of the Loan Party Systems and the Loan Party Data in all material respects, in all cases including from theft, corruption, loss or unauthorized use, access, interruption, deletion, or modification by any Person, and (B) keep all Loan Party Systems operational and maintain adequate backups and disaster recovery arrangements that are at least reasonable and at least consistent with, as protective as, and no less rigorous than, industry standards for companies and businesses of similar size in similar industries. Without limiting the generality of the foregoing, each Loan Party shall, and shall cause its Subsidiaries to, (x) maintain applicable equipment and software in physically secure premises, (y) utilize industry-accepted virus and intrusion checking software and firewalls, and (z) limit access to Loan Party Data to only those employees and agents who need such access for the conduct of the business of the Loan Parties and their Subsidiaries. (h) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries and each PC Entity to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, flood, rent, worker’s compensation and business interruption insurance) with respect to the Collateral and its other properties (including all real property leased or owned by it) and business, in such amounts and covering such risks as is (i) carried generally in accordance with sound business practice by companies in similar businesses similarly situated, (ii) required by any Requirement of Law, (iii) required by any Material Contract and (iv) in any event in amount, adequacy and scope reasonably satisfactory to the Collateral Agent. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Agents and the Lenders, as their interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as the Collateral Agent may require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Collateral Agent for the benefit of the Agents and the Lenders, as their respective interests may appear, and such other

129 DM_US 605062461-16.116680.0023 Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days’ (10 days’ in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrowers’ expense and without any responsibility on the Collateral Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. (i) Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements, accreditations and other clearances necessary to use and occupy such properties and assets (including the Loan Party Systems), in each case that are necessary or useful in the proper conduct of its business, in each case, except to the extent the failure to obtain, maintain, preserve or take such action could not reasonably be expected to have a Material Adverse Effect. (j) Environmental. (i) Keep the Collateral free of any Environmental Lien; (ii) Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all Environmental Permits that are necessary in the conduct of its business, and comply, and cause each of its Subsidiaries to comply, with all Environmental Laws and Environmental Permits in all material respects; (iii) Take all commercially reasonable steps to prevent any Release or threatened Release of Hazardous Materials in violation of any Environmental Law or Environmental Permit at, in, on, under or from any property owned, leased or operated by any Loan Party or its Subsidiaries that could reasonably be expected to result in material Environmental Liabilities; (iv) Provide the Collateral Agent with written notice within ten (10) days of any of the following: (A) discovery of any Release of a Hazardous Material or environmental condition at, in, on, under or from any property currently or formerly owned, leased or operated by any Loan Party, Subsidiary or predecessor in interest or any violation of Environmental Law or Environmental Permit that in any case could reasonably be expected to result in any material Environmental Claim or Environmental Liability; (B) notice that an Environmental Lien has been filed against any Collateral; or (C) a material Environmental Claim or Environmental Liabilities; and provide such reports, documents and information as the Collateral Agent may reasonably request from time to time with respect to any of the foregoing.

130 DM_US 605062461-16.116680.0023 (k) Fiscal Year. Cause the Fiscal Year of the Parent and its Subsidiaries to end on December 31 of each calendar year unless the Agents consent to a change in such Fiscal Year (and appropriate related changes to this Agreement). (l) Landlord Waivers; Collateral Access Agreements. At any time any Collateral with a book value in excess of $50,000 (when aggregated with all other Collateral at the same location) is located on any real property of a Loan Party (whether such real property is now existing or acquired after the Effective Date) which is not owned by a Loan Party, or is stored on the premises of a landlord, bailee, warehouseman, or similar party, use commercially reasonable efforts to obtain written subordinations or waivers or collateral access agreements, as the case may be, in form and substance reasonably satisfactory to the Collateral Agent. (m) After Acquired Real Property. Upon the acquisition by any Loan Party after the date hereof of any interest (whether fee or leasehold) in any real property (wherever located) (each such interest being a “New Facility”) with a Current Value (as defined below) in excess of $1,000,000 in the case of a fee interest, immediately so notify the Collateral Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and, in the case of a fee interest, either an appraisal or such Loan Party’s good-faith estimate of the current value of such real property (for purposes of this Section, the “Current Value”). The Collateral Agent shall notify such Loan Party whether it intends to require, with respect to fee interest in real property, a Mortgage (and any other Real Property Deliverables). Upon receipt of such notice requesting a Mortgage (and any other Real Property Deliverables) with respect to fee interest in real property, the Person that has acquired such New Facility shall within 60 days after the acquisition thereof furnish the same to the Collateral Agent. The Borrowers shall pay all reasonable and out-of-pocket fees and expenses, including, without limitation, reasonable, out-of-pocket and documented attorneys’ fees and expenses, and all title insurance charges and premiums (if applicable), in connection with each Loan Party’s obligations under this Section 7.01(m). (n) Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions. (i) Maintain, and cause each of its Subsidiaries to maintain, policies and procedures designed to promote compliance by each Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws and Anti-Money Laundering Laws. (ii) Comply, and cause each of its Subsidiaries to comply, with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (iii) Neither Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee or any Person acting on behalf of any Loan Party will engage in any activity that would breach any Anti-Corruption Law. (iv) Promptly notify the Administrative Agent of any action, suit or investigations by any court or Governmental Authority in relation to an alleged breach of the Anti-Corruption Law.

131 DM_US 605062461-16.116680.0023 (v) Not directly or indirectly use, lend or contribute the proceeds of any Loan for any purpose that would breach any Anti-Corruption Law. (vi) Each Loan Party and Affiliate, officer, employee or director, acting on behalf of the Loan Party is (and will take no action which would result in any such Person not being) in compliance with (A) all applicable OFAC rules and regulations, (B) all applicable United States of America, United Kingdom, United Nations, European Union, German, Canadian, Australian and all other reasonable internationally respected national autonomous sanctions, embargos and trade restrictions and (C) all applicable provisions of the USA Patriot Act. In addition, none of the activities or business of any Loan Party includes any kind of activities or business of or with any Person or in any country or territory that is subject to any Sanctions. (vii) In order to comply with the “know your customer/borrower” requirements of the Anti-Money Laundering Laws, promptly provide to the Administrative Agent upon its reasonable request from time to time (A) information relating to individuals and entities affiliated with any Loan Party that maintain a business relationship with the Administrative Agent, and (B) such identifying information and documentation as may be available for such Loan Party in order to enable the Administrative Agent or any Lender to comply with Anti-Money Laundering Laws. (o) Lender Meetings. Upon the request of any Agent or the Required Lenders (which request, so long as no Default or Event of Default shall have occurred and be continuing and/or in the preceding twelve months, shall not be made more than once during each fiscal quarter), participate in a meeting with the Agents and the Lenders at the Borrowers’ corporate offices (or at such other location as may be agreed to by the Administrative Borrower and such Agent or the Required Lenders) at such time as may be agreed to by the Administrative Borrower and such Agent or the Required Lenders to discuss the financial condition and results of operation of the Parent and its Subsidiaries for the most recently ended fiscal quarter, and such other matters as the Agent or Required Lenders may request. (p) [Reserved]. (q) [Reserved.] (r) [Reserved] (s) Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as any Agent may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral or any other property of any Loan Party and its Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, (iv) to expressly acknowledge and reaffirm in writing the Loan Parties’ obligations under Section 12.04 hereof, including, without limitation, executing any acknowledgment of such obligations or counter-signing relevant documentation in connection

132 DM_US 605062461-16.116680.0023 with the engagement by any Agent or Lender of any third party advisor(s) described in Section 12.04 hereof, and (v) to better assure, convey, grant, assign, transfer and confirm unto each Secured Party the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document (including without limitation, upon the occurrence of an Event of Default, causing each Credit Card Issuer to direct all payments (due to any Loan Party) of all credit card charges submitted by any Loan Party or PC Entity to such Credit Card Issuer to the Cash Management Accounts). In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes each Agent to execute any such agreements, instruments or other documents in such Loan Party’s name (and the name of each Subsidiary thereof) and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes each Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party or Subsidiary, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party or Subsidiary prior to the date hereof. (t) Healthcare Matters. Each Loan Party and Subsidiary will obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all Healthcare Permits that are necessary or useful in the proper conduct of its business, and comply, and cause each of its Subsidiaries to comply, with all Healthcare Laws and Healthcare Permits, except to the extent the failure to so obtain, maintain, preserve or comply could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. Each Loan Party and Subsidiary, as applicable and as legally required, will maintain a healthcare regulatory compliance program, except to the extent the failure to so obtain, maintain, preserve or comply could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. Each Loan Party and Subsidiary of Parent, as applicable, will keep and maintain all records required to be maintained under applicable Healthcare Laws for the period of time in which they are required to be maintained, except to the extent the failure to so obtain, maintain, preserve or comply could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. No Loan Party shall, and no Loan Party shall permit any Subsidiary or PC Entity to, apply for or obtain enrollment, certification, accreditation, or participation in, or bill or seek or accept reimbursement from, any Government Payor Program, in each case without the prior written consent of the Required Lenders. Each Loan Party shall, and shall cause each Subsidiary and PC Entity to, promptly, and in any event within five (5) Business Days, notify the Administrative Agent in writing if any Loan Party, Subsidiary, or PC Entity begins or proposes to begin participating in, contracting with, or seeking reimbursement from, any Government Payor Program. (u) PC Entities. (i) Subject to Section 7.01(s), not, and not permit any other Loan Party or Subsidiary to enter into any Management Services Agreement and the related PC Documents with any PC Entity unless: (A) the Borrowers shall have given Administrative Agent at least five (5) Business Days’ prior written notice (or such lesser notice as Administrative Agent may agree in its reasonable discretion) of the entering into of such

133 DM_US 605062461-16.116680.0023 Management Services Agreement and, as applicable, related PC Documents and the Borrowers shall have delivered to Administrative Agent copies of the draft Management Services Agreement and such related PC Documents prior to their execution and delivery; (B) the form of such Management Services Agreement shall comply with the definition of “Management Services Agreement”; (C) such PC Entity shall have granted to the applicable Management Entity a continuing Lien on the deposit accounts and substantially all other assets of such PC Entity, wheresoever located and whether then existing or thereafter arising or acquired, to the extent not prohibited by applicable Requirements of Law, as collateral security for the full and punctual payment of all fees and other amounts and obligations from time to time owing to the applicable Management Entity pursuant to a Deficit Funding Agreement and the applicable Management Entity shall promptly file appropriate UCC-1 financing statements to perfect a security interest on substantially all of the assets of the applicable PC Entity, to the extent not prohibited by applicable Requirements of Law, in favor of the applicable Management Entity to secure the repayment of obligations owing to the applicable Management Entity under such Deficit Funding Agreement; (D) the applicable Management Entity shall have collaterally assigned to Administrative Agent, for the benefit of the Lenders, such Lien granted by the applicable PC Entity in favor of such Management Entity (including, without limitation, any Uniform Commercial Code financing statement filed in favor of such Management Entity) and its rights, title and interest under such Deficit Funding Agreement (if any), which assignment shall be on terms and conditions and pursuant to documentation satisfactory to Agent in its reasonable discretion; (E) the applicable Management Entity shall have delivered copies of the Governing Documents of such PC Entity to the Administrative Agent; (F) to the extent permissible or advisable under applicable Requirements of Law (as reasonably determined by the applicable Management Entity and its outside legal counsel), the applicable Management Entity, such PC Entity and the member(s) or other equityholder(s) of such PC Entity shall have entered into a Continuity Agreement, and the applicable Management Entity shall have delivered a copy of such Continuity Agreement to Administrative Agent; (G) the applicable Management Entity and such PC Entity and the member(s) or other equityholder(s) of such PC Entity shall have executed and delivered to Collateral Agent a Collateral Assignment of PC Documents with respect to such Management Services Agreement and all other related PC Documents; and (H) the Loan Parties shall perform, or cause to be performed, all actions necessary to, and otherwise reasonably required by the Administrative Agent to,

134 DM_US 605062461-16.116680.0023 cause such PC Entity to become a Qualified PC Entity to the extent such required actions do not violate any Requirements of Law (as reasonably determined by the applicable Management Entity and its outside legal counsel). (ii) (A) Not, and not permit any other Loan Party, without the consent of Administrative Agent, to provide any Management Services to any other Person other than to PC Entities pursuant to Management Services Agreements in accordance with the terms hereof; provided, that the foregoing restriction shall not prohibit Parent from engaging in the organizational management of any of the other Loan Parties, and (B) to the extent permitted by applicable Requirements of Law, not permit any PC Entity to incur Indebtedness or encumber its assets with Liens. Section 7.02. Negative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not and shall cause each Subsidiary thereof to not, unless the Required Lenders shall otherwise consent in writing: (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any Requirement of Law of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof) other than, as to all of the above, Permitted Liens. (b) Indebtedness, Etc.. (i) Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to (A) any Indebtedness other than Permitted Indebtedness or (B) any Off Balance Sheet Liabilities or (ii) permit any Subsidiary of Parent to create or issue any Equity Interests other than common Equity Interests. (c) Fundamental Changes; Dispositions. (i) Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, including any disposition of property through a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, or permit any of its Subsidiaries to do (or agree to do) any of the foregoing; provided, however, that any wholly-owned Subsidiary of any Loan Party (other than a Borrower) may be merged into such Loan Party (other than Parent and Intermediate Parent) or another wholly-owned Subsidiary of such Loan Party, or may consolidate or amalgamate with another wholly-owned Subsidiary of such Loan Party, so long as (A) no other provision of this Agreement would be violated thereby,

135 DM_US 605062461-16.116680.0023 (B) such Loan Party gives the Agents at least 30 days’ prior written notice of such merger, consolidation or amalgamation accompanied by true, correct and complete copies of all material agreements, documents and instruments relating to such merger, consolidation or amalgamation, including, without limitation, the certificate or certificates of merger or amalgamation to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing), (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders’ rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, consolidation or amalgamation and (E) the surviving Subsidiary, if any, if not already a Loan Party, is joined as a Loan Party hereunder pursuant to a Joinder Agreement and is a party to a Security Agreement and the Equity Interests of such Subsidiary is the subject of a Security Agreement, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation; and (ii) Make any Disposition, whether in one transaction or a series of related transactions, of all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that any Loan Party and its Subsidiaries may make Permitted Dispositions. Notwithstanding anything herein to the contrary in this clause (c), in no event shall any Person other than a Loan Party (other than Parent and Intermediate Parent) own, hold or exclusively license any Material Asset. (d) Change in Nature of Business. (i) Make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in Section 6.01(l). (ii) Permit the Parent or the Intermediate Parent to have any material liabilities (other than liabilities arising under the Loan Documents), own any material assets (other than the Equity Interests of its Subsidiaries) or engage in any operations or business (other than the ownership of its Subsidiaries) or to have any direct Subsidiaries other than the Borrowers. (e) Loans, Advances, Investments, Etc. Make or commit or agree to make, or permit any of its Subsidiaries make or commit or agree to make, any Investment in any other Person except for Permitted Investments. Notwithstanding anything herein to the contrary in this clause (e), in no event shall any Affiliate of a Loan Party that is not a Borrower or a Subsidiary thereof that is a Loan Party own, hold or exclusively license any Material Asset.

136 DM_US 605062461-16.116680.0023 (f) Sale and Leaseback Transactions. Enter into, or permit any of its Subsidiaries to enter into, any Sale and Leaseback Transaction. Notwithstanding anything herein to the contrary in this clause (f), no Material Asset may be the subject of any Sale and Leaseback Transaction. (g) [Reserved]. (h) Restricted Payments. Make or permit any of its Subsidiaries to make any Restricted Payment other than Permitted Restricted Payments. Notwithstanding anything herein to the contrary in this clause (h), in no event may a Loan Party or Subsidiary thereof make a Restricted Payment in respect of any Material Asset other than to a Borrower or a Subsidiary of a Borrower that is a Loan Party. (i) Federal Reserve Regulations. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Board. (j) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except: (i) transactions consummated in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, and that are fully disclosed to the Agents prior to the consummation thereof, if they involve one or more payments by the Parent or any of its Subsidiaries in excess of $500,000 for any single transaction or series of related transactions, (ii) transactions with another Loan Party (other than Parent and Intermediate Parent), (iii) transactions permitted by Section 7.02(h), (iv) sales of Qualified Equity Interests of the Parent to Affiliates of the Parent not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith, and (v) reasonable and customary director and officer compensation (including bonuses and stock option programs), benefits and indemnification arrangements, in each case approved by the Board of Directors (or a committee thereof) of such Loan Party or such Subsidiary. (k) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary

137 DM_US 605062461-16.116680.0023 of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Equity Interests of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 7.02(k) shall prohibit or restrict compliance with: (A) this Agreement and the other Loan Documents; (B) any agreement in effect on the date of this Agreement and described on Schedule 7.02(k), or any extension, replacement or continuation of any such agreement; provided, that, any such encumbrance or restriction contained in such extended, replaced or continued agreement is no less favorable to the Agents and the Lenders than the encumbrance or restriction under or pursuant to the agreement so extended, replaced or continued; (C) any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances); (D) in the case of clause (iv), (1) customary restrictions on the subletting, assignment or transfer of any specified property or asset set forth in a lease, license, asset sale agreement or similar contract for the conveyance of such property or asset and (2) any instrument or other document evidencing a Permitted Lien (or the Indebtedness secured thereby) from restricting on customary terms the transfer of any property or assets subject thereto; (E) customary restrictions on dispositions of real property interests in reciprocal easement agreements; (F) customary restrictions in agreements for the sale of assets on the transfer or encumbrance of such assets during an interim period prior to the closing of the sale of such assets; (G) customary restrictions in contracts that prohibit the assignment of such contract; (H) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with a Permitted Disposition; (I) customary restrictions on the assignment of leases, licenses and other agreements, in each case, that are permitted under this Agreement; or (J) restrictions under agreements governing Permitted Purchase Money Indebtedness.

138 DM_US 605062461-16.116680.0023 (l) Limitations on Negative Pledges. Enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Loan Party or any Subsidiary of any Loan Party to create, incur or permit to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except the following: (i) this Agreement and the other Loan Documents, (ii) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 7.02(b) if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iii) any customary restrictions and conditions contained in agreements relating to the sale or other disposition of assets or of a Subsidiary pending such sale or other disposition; provided that such restrictions and conditions apply only to the assets or Subsidiary to be sold or disposed of and such sale or disposition is permitted hereunder, (iv) customary provisions in leases, licenses and other agreements restricting the assignment or, if applicable, sublet thereof, and (v) any restriction pursuant to any document, agreement or instrument governing or relating to any Permitted Lien if such restrictions or conditions apply only to the property or assets subject to such Lien. (m) Modifications of Indebtedness, Governing Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries’ Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would add any covenant or event of default, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Lenders or the issuer of such Indebtedness in any respect; (ii) except for the Obligations, (A) make, or permit any Subsidiary to make, any voluntary or optional payment (including, without limitation, any payment of interest in cash that, at the option of the issuer, may be paid in cash or in kind), prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries’ Indebtedness (including, without limitation, by way of depositing

139 DM_US 605062461-16.116680.0023 money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due) or any Off Balance Sheet Liabilities, (B) refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (other than with respect to Permitted Refinancing Indebtedness), (C) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of (I) any Subordinated Indebtedness in violation of the subordination provisions thereof or any subordination agreement with respect thereto or otherwise, (II) any unsecured Indebtedness, (III) any Indebtedness secured by a Lien junior to the Lien securing the Obligations, or (IV) any Off Balance Sheet Liabilities, (D) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing; (iii) (A) amend, modify or otherwise change, or permit any Subsidiary to amend, modify or otherwise change, any of its Governing Documents (including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it) with respect to any of its Equity Interests (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Equity Interests, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate could not reasonably be expected to be materially adverse to the Secured Parties, provided that no such amendment, modification or change or new agreement or arrangement shall provide for any plan of division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or other comparable event under any jurisdiction’s law); (B) amend, modify or otherwise change the tax designation (i.e. corporation, partnership, etc.) of Parent or its Subsidiaries (or any direct or indirect parent of Parent) in a manner that would cause an adverse tax consequence to the Parent or any of its Subsidiaries; or (C) amend, modify or otherwise change or permit any Subsidiary to amend, modify or otherwise change, the definitive documentation in respect of any unsecured Indebtedness, any Subordinated Indebtedness, any Indebtedness secured by a Lien junior to the Liens securing the Obligations or any Off Balance Sheet Liabilities, in each case, in a manner that either individually or in the aggregate could reasonably be expected to be materially adverse to the Secured Parties; (iv) agree to, or permit any PC Entity to agree to, any amendment, modification or other change to, waiver of any of its rights under or termination of any Material Contract,

140 DM_US 605062461-16.116680.0023 in each case, in a manner that either individually or in the aggregate could reasonably be expected to be materially adverse to the Secured Parties. (n) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act. (o) ERISA. Cause, fail to prevent or suffer to exist, or permit any of its ERISA Affiliates to cause, fail to prevent or suffer to exist, an ERISA Event. (p) Environmental. Permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials on, in, at, under or from any property owned, leased or operated by it or any of its Subsidiaries, except in material compliance with Environmental Laws. (q) Accounting Methods. Modify or change, or permit any of its Subsidiaries to modify or change, its method of accounting or accounting principles from those utilized in the preparation of the Financial Statements (other than as may be required to conform to GAAP). (r) Sanctioned Persons; Anti-Corruption Laws; Anti-Money Laundering Laws. (i) Conduct, nor permit any of its Subsidiaries to conduct, any business or engage in any transaction or deal with or for the benefit of any Sanctioned Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Sanctioned Person; or (ii) Use, nor permit any of its Subsidiaries to use, directly or indirectly, any of the proceeds of any Loan, (A) to fund any activities or business of or with any Sanctioned Person or in any other manner that would result in a violation of any Sanctions by any Person (including by any Person participating in any Loan, whether as underwriter, advisor, investor or otherwise), or (B) for the purpose of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Law. (s) [Reserved]. (t) Parent and Intermediate Parent as Holding Company. Permit Parent and/or Intermediate Parent to incur any liabilities (other than liabilities arising or permitted under the Loan Documents), own or acquire any assets (other than the Equity Interests of other Loan Parties, dividends and distributions made on such Equity Interests and other de minimis assets) or engage itself in any operations or business (other than actions required for compliance with, or are expressly permitted under, the Loan Documents). Section 7.03. Financial Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity

141 DM_US 605062461-16.116680.0023 Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not and shall cause each Subsidiary thereof to not, unless the Required Lenders shall otherwise consent in writing: (a) [Reserved]. (b) Leverage Ratio. Permit the Leverage Ratio of the Parent and its Subsidiaries for any period of 12 consecutive fiscal months of the Parent and its Subsidiaries for which the last month ends on a date set forth below to be greater than the ratio set forth opposite such date: Fiscal Quarter End Leverage Ratio December 31, 2026 through and including September 30, 2027 4.50:1.00 December 31, 2027 through and including March 31, 2028 3.75:1.00 June 30, 2028 and September 30, 2028 3.25:1.00 December 31, 2028 and March 31, 2029 3.00:1.00 June 30, 2029 and September 30, 2029 2.75:1.00 December 31, 2029 through and including September 30, 2030 2.25:1.00 December 31, 2030 and each Fiscal Quarter ending thereafter 2.00:1.00 (c) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries for any period of 12 consecutive fiscal months of the Parent and its Subsidiaries for which the last month ends on a date set forth below to be less than the ratio set forth opposite such date: Fiscal Quarter End Fixed Charge Coverage Ratio December 31, 2026 through and including September 30, 2027 1.00:1.00 December 31, 2027 through and including September 30, 2028 1.10:1.00 December 31, 2028 and each Fiscal Quarter ending thereafter 1.20:1.00

142 DM_US 605062461-16.116680.0023 (d) [Reserved]. (e) Liquidity. Permit the average weekly Liquidity to be less than (i) $7,500,000 as of the close of business on the last Business Day of each calendar week ending after the Effective Date and prior to September 30, 2027 and (ii) $5,000,000 as of the close of business on the last Business Day of each calendar week ending thereafter. ARTICLE VIII. CASH MANAGEMENT ARRANGEMENTS AND OTHER COLLATERAL MATTERS Section 8.01. Cash Management Arrangements. (a) The Loan Parties and their Subsidiaries shall (i) establish and maintain cash management services of a type and on terms reasonably satisfactory to the Agents at one or more of the banks set forth on Schedule 8.01 (each a “Cash Management Bank”) and (ii) except as otherwise provided under Section 8.01(b), deposit or cause to be deposited promptly, and in any event no later than the next Business Day after the date of receipt thereof, all proceeds in respect of any Collateral, all Collections (of a nature susceptible to a deposit in a bank account) and all other amounts received by any Loan Party or any Subsidiary thereof (including payments made by Account Debtors directly to any Loan Party and remittances on credit card sales) into a Cash Management Account. (b) Within 60 days after the Effective Date, the Loan Parties shall, with respect to each Cash Management Account (other than Excluded Accounts), deliver to the Collateral Agent a Control Agreement with respect to such Cash Management Account. From and after the date that is 60 days following the Effective Date, the Loan Parties shall not maintain cash, Cash Equivalents or other amounts in any deposit account or securities account (other than Excluded Accounts), unless (A) the Collateral Agent shall have received a Control Agreement in respect of each such Cash Management Account and (B) the Collateral Agent shall have received an updated Schedule 8.01 reflecting all such new deposit accounts or securities accounts. (c) The Loan Parties shall (i) with respect to any deposit account of a PC Entity, cause such PC Entity to enter into a PC Entity Sweep Agreement with respect to such deposit account and (ii) cause such PC Entity to direct all customers and other payors of such PC Entity to remit all cash payments to a deposit account that is subject to a PC Entity Sweep Agreement. From and after the Effective Date, the Loan Parties shall not permit any of the PC Entities to maintain cash, Cash Equivalents or other amounts in any deposit account or securities account, unless (A) the Collateral Agent shall have received a PC Entity Sweep Agreement in respect of each such deposit or securities account; provided that, notwithstanding anything to the contrary herein and in the definition of “PC Entity Sweep Agreement”, the deposit and sweep arrangements required herein shall not apply to the PC Entity Retained Amount and (B) the Collateral Agent shall have received an updated Schedule 8.01 reflecting all such new deposit accounts or securities accounts. (d) Upon the terms and subject to the conditions set forth in a Control Agreement with respect to a Cash Management Account, all amounts received in such Cash Management Account

143 DM_US 605062461-16.116680.0023 shall at the Administrative Agent’s direction be wired each Business Day into the Administrative Agent’s Accounts, except that, so long as no Event of Default has occurred and is continuing, the Administrative Agent will not direct the Cash Management Bank to transfer funds in such Cash Management Account to the Administrative Agent’s Accounts. (e) So long as no Default or Event of Default has occurred and is continuing, the Borrowers may amend Schedule 8.01 to add or replace a Cash Management Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be reasonably satisfactory to the Collateral Agent and (ii) concurrent with the opening of such Cash Management Account, each Loan Party and such prospective Cash Management Bank shall have executed and delivered to the Collateral Agent a Control Agreement. Each Loan Party and each Subsidiary thereof shall close any of its Cash Management Accounts concurrent with the establishment and replacement cash management accounts in accordance with the foregoing sentence, following notice from the Collateral Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in the Collateral Agent’s reasonable credit judgment, or that the operating performance, funds transfer, or availability procedures or performance of such Cash Management Bank with respect to Cash Management Accounts or the Collateral Agent’s liability under any Control Agreement with such Cash Management Bank is no longer acceptable in the Collateral Agent’s reasonable credit judgment. ARTICLE IX. EVENTS OF DEFAULT Section 9.01. Events of Default. Each of the following events shall constitute an event of default (each, an “Event of Default”): (a) any Borrower or any Loan Party shall fail to pay, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (i) any interest on any Loan, any Collateral Agent Advance or any fee, indemnity or other amount payable under this Agreement (other than any portion thereof constituting principal of the Loans) or any other Loan Document, and such failure continues for a period of 2 days or (ii) all or any portion of the principal of the Loans; (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary thereof or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any certificate or other writing delivered to any Secured Party pursuant to any Loan Document shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or “Material Adverse Effect” in the text thereof) when made or deemed made; (c) any Loan Party or Subsidiary thereof shall fail to perform or comply with any covenant or agreement contained in Section 5.03, Section 7.01(a), Section 7.01(c), Section 7.01(d), Section 7.01(f), Section 7.01(h), Section 7.01(k), Section 7.01(m), Section 7.01(o), Section 7.01(t), Section 7.02 or Section 7.03 or Article VIII, or any Loan Party or Subsidiary thereof shall fail to perform or comply with any covenant or agreement contained in any Security Agreement to which it is a party or any Mortgage to which it is a party;

144 DM_US 605062461-16.116680.0023 (d) any Loan Party or Subsidiary thereof shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 30 days after the earlier of the date a senior officer of any Loan Party or Subsidiary thereof has knowledge of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party or Subsidiary; (e) the Parent or any of its Subsidiaries shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any principal, interest or other amount payable in respect of Indebtedness (excluding Indebtedness evidenced by this Agreement) having an aggregate amount outstanding in excess of $500,000, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof; (f) the Parent or any of its Subsidiaries (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f); (g) any proceeding shall be instituted against the Parent or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

145 DM_US 605062461-16.116680.0023 (h) any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document; (i) any Security Agreement, any Mortgage or any other Collateral Document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders on any Collateral purported to be covered thereby; (j) one or more judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of money exceeding $500,000 in the aggregate (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has been notified and has not denied coverage) shall be rendered against the Parent or any of its Subsidiaries and remain unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of 10 consecutive days after entry thereof during which (A) a stay of enforcement thereof is not be in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal; (k) the Parent or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting, or otherwise ceases to conduct for any reason whatsoever, all or any material part of its business for more than 20 days; (l) any material damage to, or loss, theft or destruction of, any Collateral or other property, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 20 consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Loan Party or Subsidiary thereof, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; (m) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Parent or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; (n) the indictment of the Parent or any of its Subsidiaries or any “Named Executive Officer” (with the meaning of the applicable rules of the SEC) thereof under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against the Parent or any of its Subsidiaries or any “Named Executive Officer” (with the meaning of the applicable rules of the SEC) thereof, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of Parent or any of its Subsidiaries;

146 DM_US 605062461-16.116680.0023 (o) there shall occur one or more ERISA Events that would reasonably be expected to result in a Material Adverse Effect or there is an imposition of a Lien pursuant to Section 430(k) of the Code or Section 4068 of ERISA upon the property or rights to property of any Loan Party or any of its ERISA Affiliates; (p) (i) there shall occur and be continuing any “Event of Default” (or any comparable term) under, and as defined in the documents evidencing or governing any Subordinated Indebtedness, (ii) any of the Obligations for any reason shall cease to be “Senior Indebtedness” or “Designated Senior Indebtedness” (or any comparable terms) under, and as defined in the documents evidencing or governing any Subordinated Indebtedness, (iii) any Indebtedness other than the Obligations shall constitute “Designated Senior Indebtedness” (or any comparable term) under, and as defined in, the documents evidencing or governing any Subordinated Indebtedness, (iv) any holder of Subordinated Indebtedness shall fail to perform or comply with any of the subordination provisions of the documents evidencing or governing such Subordinated Indebtedness, or (v) the subordination provisions of the documents evidencing or governing any Subordinated Indebtedness shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness; (q) [Reserved]; (r) a Change of Control shall have occurred; (s) [Reserved]; (t) any PC Entity shall fail to deposit cash, checks, drafts and other items, including cash and Cash Equivalents, received or held by or on behalf of such PC Entity (other than amounts not exceeding the greater of: (1) $250,000 or (2) such amounts required for such PC Entity to meet its applicable payroll and associated obligations, at any one time (such amounts, collectively, the “PC Entity Retained Amount”) into a deposit account of a Loan Party subject to a Control Agreement or a deposit account of such PC Entity subject to a PC Entity Sweep Agreement if such breach remains uncured for more than five (5) Business Days after the earlier of the date a senior officer of any Loan Party or Subsidiary thereof has knowledge of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party or Subsidiary; (u) (i) any Governmental Authority shall issue a final, non-appealable order that invalidates any material provision of any Management Services Agreement and the resulting loss of economic benefits from all affected Management Services Agreements would exceed seven and half percent (7.5%) of the aggregate net revenues of the Loan Parties for the immediately preceding Fiscal Year; (ii) any PC Entity shall obtain a final non-appealable judgment declaring invalid or

147 DM_US 605062461-16.116680.0023 unenforceable any material provision of, or the validity or enforceability of, any Management Services Agreement if, in the aggregate, such judgment could reasonably be expected to result in the loss of economic benefits from the affected Management Services Agreement in excess of seven and half percent (7.5%) of the immediately preceding Fiscal Year’s aggregate net revenues of the Loan Parties; or (iii) any PC Entity or any Loan Party is in material default under any Management Services Agreement to which it is a party if, in the aggregate, such default could reasonably be expected to result in the loss of economic benefits from the affected Management Services Agreements in excess of seven and half percent (7.5%) of the immediately preceding Fiscal Year’s aggregate net revenues of the Loan Parties; (v) any Loan Party or any PC Entity is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business for more than ten (10) consecutive Business Days and with respect to which such order would reasonably be expected to have a Material Adverse Effect; or (w) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party or any PC Entity, if such loss, suspension, revocation or failure to renew would reasonably be expected to have a Material Adverse Effect; then, and in any such event, the Collateral Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Loans then outstanding to be accelerated and due and payable, whereupon all or such portion of the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, together with the payment of the Applicable Premium with respect to the Commitments so terminated and the Loans so repaid, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f)(i) – (iii) or (g) of this Section 9.01 with respect to any Loan Party or Subsidiary thereof, without any notice to any Loan Party or any Subsidiary thereof or any other Person or any act by any Agent or any Lender, all Commitments shall automatically terminate and all Loans then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents, including, without limitation, the Applicable Premium, shall be accelerated and become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

148 DM_US 605062461-16.116680.0023 Section 9.02. Cure Right. In the event that the Borrowers fail to comply with the requirements of the financial covenants set forth in Section 7.03(b) and Section 7.03(c), until the expiration of ten (10) Business Days after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder (the “Financials Delivery Date”) (the “Cure Period”) (provided that the Cure Period will be twenty (20) Business Days after the Financials Delivery Date if the Administrative Borrower has provided written notice to the Administrative Agent of its intent to exercise the Cure Right on or prior to the Financials Delivery Date), the Parent shall have the right to issue Permitted Cure Equity for cash or otherwise receive cash contributions to the capital of the Parent, and, in each case, to contribute any such cash to the capital of the Borrowers, and apply the amount of the proceeds thereof to increase Consolidated EBITDA with respect to such applicable quarter (the “Cure Right”); provided that (a) such proceeds are actually received by the Borrowers no later than the expiration of the Cure Period with respect to such fiscal quarter hereunder, (b) such proceeds do not exceed the aggregate amount necessary to cure (by addition to Consolidated EBITDA) such Event of Default under Section 7.03(b) or Section 7.03(c) for such period, (c) the Cure Right shall not be exercised more than five times during the term of the Loans, (d) in each period of four fiscal quarters, there shall be at least two consecutive fiscal quarters during which the Cure Right is not exercised and the Cure Right may not be exercised in consecutive fiscal quarters, (e) [reserved], (f) there shall be no pro forma reduction in Indebtedness with the proceeds of the Cure Right for purposes of determining compliance with the financial covenants in Section 7.03(b) and Section 7.03(c) or for determining any pricing, financial covenant-based conditions or baskets with respect to the covenants contained in this Agreement, in each case in the fiscal quarter in which the Cure Right is used or subsequent periods that include such fiscal quarter, and (g) such proceeds shall be applied to prepay the Loans in accordance with Section 2.05(c)(v). If, after giving effect to the foregoing pro forma adjustment (but not, for the avoidance of doubt, giving pro forma adjustment to any repayment of Indebtedness in connection therewith), the Borrowers are in compliance with the financial covenants set forth in Section 7.03(b) and Section 7.03(c), the Borrowers shall be deemed to have satisfied the requirements of such Section as of the relevant date of determination with the same effect as though there had been no failure to comply on such date, and the applicable breach or default of such Section 7.03(b) and Section 7.03(c) that had occurred shall be deemed cured for purposes of this Agreement. The parties hereby acknowledge that this Section may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.03(b) and Section 7.03(c) and shall not result in any adjustment to any amounts other than the amount of the Consolidated EBITDA referred to in the

149 DM_US 605062461-16.116680.0023 immediately preceding sentence. The parties hereby acknowledge that this Section 9.02 may not be relied on for purposes of calculating any financial ratios other than as applicable to this Section 9.02 and shall not result in any adjustment to any amounts other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence. Notwithstanding the foregoing, no Loan Party or any of its Subsidiaries shall be permitted during the Cure Period to obtain any Loan, take any action or consummate any transaction, under this Agreement and the other Loan Documents that, in each case, is conditioned on the absence of any Default or Event of Default unless and until the proceeds of the Cure Right are actually received by the Borrowers. So long as the Administrative Borrower has provided written notice to Administrative Agent of its intent to exercise the Cure Right, neither the Agents nor any Lender shall impose interest at the Post-Default Rate, accelerate the Obligations or otherwise exercise any remedies available to it during the continuance of a Default or Event of Default, in each case, arising solely as a result of, or solely with respect to, the failure to comply with the financial covenant contained in Section 7.03(b) or Section 7.03(c), as applicable, subject to such Cure Right until the expiration of the applicable Cure Period or the date on which the Administrative Borrower has withdrawn such notice of intent to exercise the Cure Right. ARTICLE X. AGENTS Section 10.01. Appointment. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints, authorizes and empowers the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.02, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for any Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document;

150 DM_US 605062461-16.116680.0023 (v) to make the Loans and Collateral Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; (viii) subject to Section 10.03, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations); and (ix) to act with respect to all Collateral under the Loan Documents, including for purposes of acquiring, bidding (including credit bidding), disposing (including pursuant to the applicable provision of the Bankruptcy Code), holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations. Each Secured Party agrees that no Agent is under any obligation to credit bid any part of the Obligations or to purchase or retain or acquire any portion of the Collateral. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Lenders and all makers of Loans; provided, however, that the Agents shall not be required to take any action which, in the reasonable opinion of any Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. The Agents may perform any and all of their duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Agents and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent. Section 10.02. Nature of Duties; Delegation.

151 DM_US 605062461-16.116680.0023 (a) The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral without reliance upon the Administrative Agent or any other Lender or any of their Related Parties, and neither the Agents nor any of their Related Parties shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If any Agent seeks the consent or approval of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) have instructed such Agent to act or refrain from acting pursuant hereto. (b) Each Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any of its Related Parties or any other trustee, co-agent or other Person (including any Lender). Any such Related Party, trustee, co- agent or other Person shall benefit from this Article X to the extent provided by the applicable Agent. Section 10.03. Rights, Exculpation, Etc. The Agents and their Related Parties shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Loan as the owner thereof until the Collateral Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Collateral Agent; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts;

152 DM_US 605062461-16.116680.0023 (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.03, and if any such apportionment or distribution is subsequently determined to have been made in error, and the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). If any Lender acquires knowledge of a Default or Event of Default, it shall promptly notify the Agents and the other Lenders thereof in writing. Each Lender agrees that, except with the written consent of an Agent, it will not take any enforcement action hereunder or under any other Loan Document, accelerate the Obligations under any Loan Document, or exercise any right that it might otherwise have under applicable law or otherwise to credit bid at any foreclosure sale, UCC sale, any sale under Section 363 of the Bankruptcy Code or other similar Dispositions of Collateral. Notwithstanding the foregoing, however, a Lender may take action to preserve or enforce its rights against a Loan Party where a deadline or limitation period is applicable that would, absent such action, bar enforcement of the Obligations held by such Lender, including the filing of a proof of claim in a case under the Bankruptcy Code.

153 DM_US 605062461-16.116680.0023 Section 10.04. Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any oral communication or telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. Section 10.05. Indemnification. To the extent that any Agent or any Related Party of the foregoing is not reimbursed and indemnified by any Loan Party, and whether or not such Agent has made demand on any Loan Party for the same, the Lenders will, within five days of written demand by such Agent, reimburse such Agent and such Related Parties for and indemnify such Agent and such Related Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor (including, without limitation, any financial advisor or investment banker) to such Agent and such Related Parties), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent and the Related Parties in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent and such Related Parties under this Agreement or any of the other Loan Documents, in proportion to each Lender’s Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from such Agent’s or such Related Party’s gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement. Section 10.06. Agents Individually. With respect to its Pro Rata Share of the Total Commitment hereunder and the Loans made by it, each Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of a Loan. The terms “Lenders” or “Required Lenders” or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required Lenders. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders. Section 10.07. Successor Agent. (a) Any Agent may at any time give at least 30 days prior written notice of its resignation to the Lenders and the Administrative Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor Agent. If no such successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor

154 DM_US 605062461-16.116680.0023 Agent. Whether or not a successor Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) With effect from the Resignation Effective Date, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by such Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time, if any, as a successor Agent shall have been appointed as provided for above. Upon the acceptance of a successor’s Agent’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights (other than any rights of reimbursement for any costs, expenses, indemnities or other amounts due and owing to the Agent prior to the resignation thereof), powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article, Section 12.04 and Section 12.15 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by it while the retiring Agent was acting as Agent. Section 10.08. Collateral Matters. (a) The Collateral Agent may from time to time make such disbursements and advances (“Collateral Agent Advances”) which the Collateral Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Collateral Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to Revolving Loans that are Reference Rate Loans. The Collateral Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.01. The Collateral Agent shall notify each Lender and the Administrative Borrower in writing of each such Collateral Agent Advance, which notice shall include a description of the purpose of such Collateral Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Collateral Agent, upon the Collateral Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of each such Collateral Agent Advance. If such funds are not made available to the Collateral Agent by such Lender, the Collateral Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Collateral Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

155 DM_US 605062461-16.116680.0023 (b) The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to (1) release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans and all other Obligations (other than Contingent Indemnity Obligations) in accordance with the terms hereof; or constituting property being sold or disposed of in the ordinary course of any Loan Party’s business or otherwise in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if the property subject to such Lien is owned by a Guarantor, upon the release of such Guarantor from its Guarantee otherwise in accordance with a transaction expressly permitted by the Loan Documents; or that constitutes Excluded Property; or if approved, authorized or ratified in writing by the Lenders in accordance with Section 12.02 and (2) release any Guarantor (other than the Parent or any Borrower (except as otherwise permitted hereunder)) from its obligations under the Guarantee if such Person ceases to be a Guarantor (or becomes an Excluded Subsidiary) as a result of a transaction or designation expressly permitted hereunder. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.08(b). (c) Without in any manner limiting the Collateral Agent’s authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.08(b). Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Agents and the Lenders upon such Collateral; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent’s opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party. (d) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, each Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral under any Loan Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Collateral Agent for the benefit of the Lenders in accordance with the terms thereof, (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent, the Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and

156 DM_US 605062461-16.116680.0023 (iii) the Collateral Agent, as agent for and representative of the Agents and the Lenders (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled (either directly or through one or more acquisition vehicles) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral to be sold (A) at any public or private sale, (B) at any sale conducted by the Collateral Agent under the provisions of the Uniform Commercial Code (including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code), (C) at any sale or foreclosure conducted by the Collateral Agent (whether by judicial action or otherwise) in accordance with applicable law or (D) any sale conducted pursuant to the provisions of any Debtor Relief Law (including Section 363 of the Bankruptcy Code), to use and apply all or any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. The Collateral Agent shall have its own independent right to demand payment of the amounts payable by the Borrowers under the Loan Documents, irrespective of any discharge of the Borrower’s obligations to pay those amounts to the other Lenders resulting from failure by them to take appropriate steps in insolvency proceedings affecting the Borrowers to preserve their entitlement to be paid those amounts. Section 10.09. Agency for Perfection. Each Agent and each Lender hereby appoints each other Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agents and the Lenders as secured party. Should the Administrative Agent or any Lender obtain possession or control of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing. Section 10.10. No Reliance on any Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on any Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other requirements imposed by the USA PATRIOT Act or the regulations issued thereunder, including the regulations set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced (“CIP Regulations”), or any other Anti-Money Laundering Laws, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated

157 DM_US 605062461-16.116680.0023 hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or other regulations issued under the USA PATRIOT Act. Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations. Section 10.11. No Third Party Beneficiaries. The provisions of this Article are solely for the benefit of the Secured Parties, and no Loan Party nor any Subsidiary or Affiliate thereof shall have rights as a third-party beneficiary of any of such provisions. Section 10.12. No Fiduciary Relationship. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 10.13. Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that each Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to the Parent or any of its Subsidiaries (each, a “Report”) prepared by or at the request of such Agent, and each Agent shall so furnish each Lender with each such Report, (b) expressly agrees and acknowledges that the Agents (i) do not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports, (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any Agent or other party performing any audit or examination will inspect only specific information regarding the Parent and its Subsidiaries and will rely significantly upon the Parent’s and its Subsidiaries’ books and records, as well as on representations of their personnel, (d) agrees to keep all Reports and other material, non-public information regarding the Parent and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 12.19, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold any Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the

158 DM_US 605062461-16.116680.0023 Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrowers, and (ii) to pay and protect, and indemnify, defend and hold any Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. Section 10.14. Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Collateral Agent or its designee may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Collateral Agent or its designee who shall have full authority to do all acts necessary to protect the Agents’ and the Lenders’ interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Collateral Agent or its designee may reasonably request to preserve the Collateral. All costs and expenses incurred by the Collateral Agent or its designee by reason of the employment of the custodian shall be the responsibility of the Borrowers and charged to the Loan Account. Section 10.15. [Reserved]. Section 10.16. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners or Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents in their capacities as such. If any Bookrunner or Arranger resigns as such, no successor shall be required to be appointed. Section 10.17. Collateral Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law, the Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments

159 DM_US 605062461-16.116680.0023 to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel, and any other amounts due the Collateral Agent hereunder and under the other Loan Documents. Section 10.18. Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 10.18 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

160 DM_US 605062461-16.116680.0023 (ii) such Lender shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.18(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 10.18(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 10.18(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender, as the case may be) under the Loan Documents with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower; provided that this Section 10.18 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), the Borrowers for the purpose of a payment on the Obligations. (e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. Each party’s obligations, agreements and waivers under this Section 10.18 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the applicable Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

161 DM_US 605062461-16.116680.0023 ARTICLE XI. GUARANTY Section 11.01. Guaranty. Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees, as a primary obligor and not as a surety to each Secured Party and their respective permitted successors and assigns, the punctual payment in cash when due, without any demand or notice whatsoever, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers and the other Loan Parties now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding) fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under the guaranty set forth in this Article XI. The Guarantors hereby jointly and severally agree that the Guaranteed Obligations shall be promptly paid in full, when and as the same shall become due (whether at stated maturity, by acceleration or otherwise), in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers or any other Loan Party to the Secured Parties under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower or any other Loan Party. Notwithstanding any of the foregoing, Guaranteed Obligations shall not include any Excluded Swap Obligations. Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Article XI shall be limited to the maximum amount that can be guaranteed by such Guarantor without rendering such Guarantor’s obligations under Article XI hereof void or voidable under applicable law, including, without limitation, any Debtor Relief Law, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law, in each case after giving full effect to the liability under such guarantee set forth in Section 11.06 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Article XI hereof will be deemed to be enforceable and payable after the guaranty under Article XI hereof. To the fullest extent permitted by applicable law, the provisions of this paragraph shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor. Section 11.02. Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. Each

162 DM_US 605062461-16.116680.0023 Guarantor agrees that this Article XI constitutes a guaranty of payment and performance when due and not of collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any extension of the time for any performance of or compliance with the Guaranteed Obligations, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise; (c) the acceleration of maturity of any of the Obligations, or any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (d) the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Secured Party; (e) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; (f) any failure, omission or delay in enforcement (by agreement or otherwise), or the stay or enjoining (by court order, operation of law or otherwise) of the exercise of enforcement, of any claim or demand or any right, power or remedy (whether arising under any Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any guaranty, agreement, Collateral or other security relating thereto; or (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Parties that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety. This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Loan Party or Subsidiary thereof or otherwise, all as though such payment had not been made. Section 11.03. Waiver. Each Guarantor hereby waives

163 DM_US 605062461-16.116680.0023 (i) presentment, protest, promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Secured Parties exhaust any right or take any action against any Loan Party or any other Person or any Collateral or proof of reliance by any Secured Party upon this Guaranty, (iii) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Article XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the Secured Parties shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. Section 11.04. Continuing Guaranty; Assignments. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, its Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07. Section 11.05. Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until the Termination Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such

164 DM_US 605062461-16.116680.0023 amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article XI thereafter arising. Any of the foregoing to the contrary notwithstanding, effective upon any sale, registration, assignment or transfer of or foreclosure on, or any other disposition or remedial action in respect of, any Equity Interests of any Borrower or any other Loan Party by the Collateral Agent or the Secured Parties pursuant to the Loan Documents and/or applicable law, all such rights and claims of subrogation, reimbursement, exoneration, contribution or indemnification and enforcement against the Borrowers and any Loan Party shall be, and hereby are, forever extinguished and indefeasibly waived and released by the Guarantors. Section 11.06. Contribution. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to any Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Contribution Amount” means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Guarantor for purposes of this Section 11.06, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 11.06), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 11.06. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 11.06 shall not be construed in any way to limit the liability of any Guarantor hereunder. Each Guarantor is a third party beneficiary to the

165 DM_US 605062461-16.116680.0023 contribution agreement set forth in this Section 11.06. The right of contribution provided in this Section 11.06 is subject to Section 11.05. Section 11.07. Subordination of Other Obligations. Any Indebtedness of the Borrowers or any other Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”), whether as original creditor, assignee, or by way of contribution, subrogation, restitution or otherwise, is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor shall be held in trust for the Administrative Agent on behalf of the Secured Parties and shall forthwith be paid over to the Administrative Agent for the benefit of the Secured Parties to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof. ARTICLE XII. MISCELLANEOUS Section 12.01. Notices, Etc. (a) Notices Generally. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier. In the case of notices or other communications to any Loan Party, Administrative Agent or the Collateral Agent, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01): AirSculpt Technologies, Inc. 2023 West Platt Street Tampa, Florida 33606 Attention: Michael Arthur Facsimile: N/A Telephone: 336-202-6954 E-Mail: marthur@airsculpt.com Website URL: www.investors.elitebodysculpture.com with a copy to: McDermott Will & Emery LLP 2049 Century Park East, Suite 3200 Los Angeles, California 90067-3206 Attention: Adam G. Spiegel Facsimile: 310-277-4730 Telephone: 310-277-4110 E-Mail: aspiegel@mwe.com Website URL: www.mwe.com

166 DM_US 605062461-16.116680.0023 if to the Administrative Agent or the Collateral Agent, to it at the following address: Blue Torch Finance LLC c/o Blue Torch Capital LP 599 Lexington Avenue, 27th Floor New York, New York 10022 Email: BlueTorchAgency@alterdomus.com with a copy to: SEI – Blue Torch Capital Loan Ops 1 Freedom Valley Drive Oaks, Pennsylvania 19456 Telecopier: (469) 709-1839 Email: bluetorch.loanops@seic.com in each case, with a copy to: Dechert LLP 1095 Avenue of the Americas New York, New York 10036 Attention: Avni Patel Telephone: (212) 698-3894 Email: avni.patel@dechert.com All notices or other communications sent in accordance with this Section 12.01, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by e-mail shall be deemed to have been given when sent, provided, further that notices to any Agent pursuant to Article II shall not be effective until received by such Agent. (b) Electronic Communications. (i) Each Agent and the Administrative Borrower hereby agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agents, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Agents that it is incapable of receiving notices under such Article by electronic communication. (ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon transmission, and (B) notices or communications posted to an Internet or intranet website shall be deemed

167 DM_US 605062461-16.116680.0023 received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (A), of notification that such notice or communication is available and identifying the website address therefor. Section 12.02. Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document (excluding the Fee Letter), and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien for the benefit of the Agents and the Lenders or extending an existing Lien over additional property, by the Agents and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), (y) in the case of any other waiver or consent, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and (z) in the case of any other amendment, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall: (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any scheduled date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case, without the written consent of such Lender (it being understood that (x) no amendment, modification, waiver of, deferral of, or consent to departure from any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments (other than any payment Default or Event of Default) shall constitute an increase of any Commitment of any Lender and (y) no amendment, modification or waiver of any condition precedent, representation, warranty, covenant, Default, Event of Default, the financial covenant definitions or financial ratios or any component thereof, default interest, “most favored nation” protection, mandatory prepayment or mandatory reduction of the Commitments (other than any payment Default or Event of Default) shall constitute a reduction or forgiveness in the interest rates or the fees or premiums for purposes of this clause (i)); (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender; (iii) amend the definition of “Required Lenders” or “Pro Rata Share” without the written consent of each Lender; (iv) release all or substantially all of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate or have the effect of subordinating any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders on all or substantially all of the Collateral (other than Liens permitted

168 DM_US 605062461-16.116680.0023 under this Agreement as in effect on the Effective Date) or subordinate or have the effect of subordinating the Obligations in right of payment or lien priority to any other Indebtedness (other than Indebtedness permitted to be incurred under this Agreement as in effect on the Effective Date) or release all of substantially all of the value of the Guarantees (except in connection with a Disposition of the Equity Interests thereof permitted by Section 7.02(c)(ii)), in each case, without the written consent of each Lender; provided, that the Required Lenders may elect to release all or a substantial portion of the Collateral without the requirement to obtain the written consent of each Lender if such release is in connection with (x) an exercise of remedies by the Collateral Agent at the direction of the Required Lenders pursuant to Section 9.01 or (y) any Disposition of all or a substantial portion of the Collateral by one or more of the Loan Parties with the consent of the Required Lenders after the occurrence and during the continuance of an Event of Default so long as such Disposition is conducted in a commercially reasonable manner as if such Disposition were a disposition of collateral by a secured creditor in accordance with Article 9 of the UCC; or (v) amend, modify or waive Section 4.02, Section 4.03 or this Section 12.02 without the written consent of each Lender directly and adversely affected thereby. (b) Notwithstanding anything to the contrary in Section 12.02(a): (i) no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents; (ii) any amendment, waiver or consent to any provision of this Agreement (including Sections 4.01 and 4.02) that permits any Loan Party, any Permitted Holder (or other equity holder of the Parent) or any of their respective Affiliates to purchase Loans on a non-pro rata basis, become an eligible assignee pursuant to Section 12.07 and/or make offers to make optional prepayments on a non-pro rata basis shall require the prior written consent of the Required Lenders rather than the prior written consent of each Lender directly affected thereby; (iii) any Control Agreement, Guaranty, Mortgage, Security Agreement, Intellectual Property Security Agreement, Collateral Assignment of PC Documents, Assignment of Business Interruption Insurance Policy, collateral access agreement, landlord waiver or other agreement or document purporting to create or perfect a security interest or grant a Lien in any of the Collateral, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (a “Collateral Document”) may be amended, waived or otherwise modified with the consent of the applicable Agent and the applicable Loan Party without the need to obtain the consent of any Lender or any other Person if such amendment, modification, supplement or waiver is delivered in order (A) to comply with local Requirements of Law (including foreign law or regulatory requirements) or advice of local counsel,

169 DM_US 605062461-16.116680.0023 (B) to cure any ambiguity, inconsistency, omission, mistake or defect, or (C) to cause such Collateral Document to be consistent with this Agreement and the other Loan Documents, and if the Administrative Agent and the Administrative Borrower shall have jointly identified an ambiguity, inconsistency, omission, mistake or defect, in each case, in any provision of any Loan Document (other than a Collateral Document) ; any amendment, waiver or modification pursuant to this Section 12.02(b)(iii) shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof; (iv) no consent of any Loan Party shall be required to change any order of priority set forth in Section 2.05(d) and Section 4.03; (v) the Administrative Agent and the Administrative Borrower may enter into an amendment to this Agreement pursuant to Section 2.07(g) to reflect an alternate service or index rate and such other related changes to this Agreement as may be applicable; and (vi) no Defaulting Lender, Loan Party, Permitted Holder (or other equity holder of the Parent) or any of their respective Affiliates that is a Lender shall have any right to approve or disapprove any amendment, waiver or consent under the Loan Documents and any Loans held by such Person for purposes hereof shall be automatically deemed to be voted pro rata according to the Loans of all other Lenders in the aggregate (other than such Defaulting Lender, Loan Party, Permitted Holder (or other equity holder of the Parent) or Affiliate). (c) If any action to be taken by the Lenders hereunder requires the consent, authorization, or agreement of all of the Lenders or any Lender affected thereby, and a Lender other than the Collateral Agent and the Administrative Agent and their respective Affiliates and Related Funds (the “Holdout Lender”) fails to give its consent, authorization, or agreement, then the Collateral Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute lenders (each, a “Replacement Lender”), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 12.07. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the

170 DM_US 605062461-16.116680.0023 other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make its Pro Rata Share of Loans. Section 12.03. No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person. Section 12.04. Expenses; Taxes; Attorneys’ Fees. The Borrowers and each other Loan Party will pay on demand, all costs and expenses incurred by or on behalf of each Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, fees, costs, client charges and expenses of counsel for each Agent (and, in the case of clauses (b) through (m) below, each Lender) and any advisor (including without limitation, any financial advisor or investment banker) retained by or on behalf of each Agent, accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, the rating of the Loans, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of the Agents’ or any of the Lenders’ rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents’ or the Lenders’ claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document,

171 DM_US 605062461-16.116680.0023 (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) any Environmental Claim, Environmental Liability or Remedial Action arising from or in connection with the past, present or future operations of, or any property currently, formerly or in the future owned, leased or operated by, any Loan Party, any of its Subsidiaries or any predecessor in interest, (k) any Environmental Lien, (l) the rating of the Loans by one or more rating agencies in connection with any Lender’s Securitization, or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers and other Loan Parties agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents and (y) if the Borrowers, any Loan Party or any Subsidiary thereof fail to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers, the other Loan Parties and their Subsidiaries, on a joint and several basis. The obligations of the Borrowers and the other Loan Parties under this Section 12.04 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents. Section 12.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender or any of their respective Affiliates to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agents and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable

172 DM_US 605062461-16.116680.0023 detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set- off. Each Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender or any of their respective Affiliates provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise. Section 12.06. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 12.07. Assignments and Participations. (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and the Administrative Agent and any such assignment without the Lenders’ and the Administrative Agent’s prior written consent shall be null and void. (b) Subject to the conditions set forth in clause (c) below, each Lender may assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to: (i) all or a portion of its Term Loan Commitment and any Term Loan made by it with the written consent of the Collateral Agent and, so long as no Event of Default shall have occurred and be continuing, the Administrative Borrower (such consent not to be unreasonably withheld, conditioned or delayed), and (ii) all or a portion of its Revolving Credit Commitment and the Revolving Loans made by it with the written consent of each Agent and, so long as no Event of Default shall have occurred and be continuing, the Administrative Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that (x) no written consent of the Collateral Agent or the Administrative Agent shall be required (A) in connection with any assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender and (y) notwithstanding the foregoing, unless an Event of Default under Section 9.01(a), Section 9.01(c) (as a result of failure to perform or comply with any covenant or agreement contained in Section 7.01(a) or Section 7.03), Section 9.01(f) or Section 9.01(g) has occurred and is continuing, assignments to Disqualified Institutions shall require consent of the Administrative Borrower (such consent not to be unreasonably withheld, conditioned or delayed).

173 DM_US 605062461-16.116680.0023 (c) Assignments shall be subject to the following additional conditions: (i) Each such assignment shall be in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender’s Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (A) a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $5,000,000 or a multiple of $1,000,000 in excess thereof); (ii) The parties to each such assignment shall execute and deliver to the Collateral Agent (and the Administrative Agent, if applicable), for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Collateral Agent, for the benefit of the Collateral Agent, a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender) and all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering or terrorist financing rules and regulations, including the USA PATRIOT Act; (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent, applicable tax forms (as required under Section 2.09(d)) and all requested “know your customer” documentation; and (iv) No such assignment shall be made to (A) any Loan Party, any Permitted Holder (or other equity holder of the Parent) or any of their respective Affiliates or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (d) Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance and recordation on the Register, which effective date shall be at least 3 Business Days after the delivery thereof to the Collateral Agent (or such shorter period as shall be agreed to by the Collateral Agent and the parties to such assignment), (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto). (e) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:

174 DM_US 605062461-16.116680.0023 (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender. (f) The Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans (and stated interest thereon) (the “Registered Loans”) owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. (g) Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, and subject to any consent required from the Administrative Agent or the Collateral Agent pursuant to Section 12.07(b) (which consent of the applicable Agent must be evidenced by such Agent’s execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register (as

175 DM_US 605062461-16.116680.0023 adjusted to reflect any principal payments on or amounts capitalized and added to the principal balance of the Loans and/or Commitment reductions made subsequent to the effective date of the applicable assignment, as confirmed in writing by the corresponding assignor and assignee in conjunction with delivery of the assignment to the Administrative Agent) and provide to the Collateral Agent a copy of the fully executed Assignment and Acceptance. (h) A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). (i) If any Lender sells participations in a Registered Loan, such Lender shall, acting for this purpose as a non-fiduciary agent on behalf of the Borrowers, maintain, or cause to be maintained, a register, on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the “Participant Register”). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. Neither the Administrative Agent nor any Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, no Agent (in its capacity as an Agent) shall have responsibility for maintaining a Participant Register or for ensuring that the Lenders observe the provisions of this clause (i). The entries in the Participant Register shall be conclusive and binding for all purposes, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement. This Section 12.07(i) shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury Regulations (or any other relevant, successor or amended provisions of the Code or of such Treasury Regulations). (j) Any Non-U.S. Lender who purchases or is assigned or participates in any portion of such Registered Loan shall comply with Section 2.09(d).

176 DM_US 605062461-16.116680.0023 (k) Each Lender may sell participations (without the consent of any Borrower, any Agent or any other Lender) to one or more banks or other entities (other than a natural person or the Parent or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans made by it); provided, that: (i) such Lender’s obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents; (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document); and (iv) a participant shall not be entitled to receive any greater payment under Article II or Article IV than the applicable Lender would have been entitled to receive absent the sale of such the participation sold to such participant, except for with the prior written consent of the Agents and the Administrative Borrower. The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.09 and Section 2.10 of this Agreement with respect to its participation in any portion of the Commitments and the Loans as if it was a Lender. (l) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or loans made to, or other indebtedness issued by, such Lender pursuant to a securitization transaction (including any structured warehouse credit facility, collateralized loan obligation transaction or similar facility or transaction, and including any further securitization of the indebtedness or equity issued under such a transaction) (a “Securitization”); provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. The Loan Parties shall cooperate with such Lender and its Affiliates to effect a Securitization, including, without limitation, by providing such information as may be reasonably requested by such Lender in connection with the rating of its Loans or any Securitization. (m) Subject to Section 12.19, each Borrower authorizes each Lender to disclose to any participant, secured creditor of such Lender or assignee (each, a “Transferee”) and any prospective Transferee any and all financial information in such Lender’s possession concerning

177 DM_US 605062461-16.116680.0023 each Borrower and its Affiliates that has been delivered to such Lender by or on behalf of each Borrower and its Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of each Borrower and its Affiliates in connection with such Lender’s credit evaluation of each Borrower and its Affiliates prior to becoming a party to this Agreement. Section 12.08. Counterparts. (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis. (b) The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents, including any Assignment and Acceptance shall be deemed to include electronic signatures or electronic records each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signature in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 12.09. Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. Section 12.10. Consent to Jurisdiction; Service of Process and Venue. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY ANY MEANS PERMITTED BY APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADMINISTRATIVE BORROWER AT ITS

178 DM_US 605062461-16.116680.0023 ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. THE LOAN PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. (b) Each Loan Party irrevocably and unconditionally agrees that it will not commence any action or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof. Section 12.11. Waiver of Jury Trial, Etc. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

179 DM_US 605062461-16.116680.0023 Section 12.12. Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary or in any other Loan Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith. Section 12.13. No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement. Section 12.14. Reinstatement; Certain Payments. If any claim is ever made upon any Secured Party for repayment or recovery of any amount or amounts received by such Secured Party in payment or on account of any of the Obligations, such Secured Party shall give prompt notice of such claim to each other Agent and Lender and the Administrative Borrower, and if such Secured Party repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Party or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party. Section 12.15. Indemnification; Limitation of Liability for Certain Damages. (a) In addition to each Loan Party’s other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Secured Party and all of their respective Related Parties (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document, of any Environmental Claim or any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent’s or any Lender’s furnishing of funds to the Borrowers under this Agreement or the other Loan Documents, including, without limitation, the management of any such Loans or the Borrowers’ use of the proceeds thereof,

180 DM_US 605062461-16.116680.0023 (iii) the Agents and the Lenders relying on any instructions of the Administrative Borrower or the handling of the Loan Account and Collateral of the Borrowers as herein provided, (iv) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (v) any claim, litigation, investigation or proceeding relating to or arising out of any of the foregoing, whether or not any Indemnitee is a party thereto and whether or not brought by or against any Indemnitee or any Loan Party, Subsidiary thereof or any Affiliate thereof (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final non- appealable judgment of a court of competent jurisdiction. (b) The indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees set forth in this Section 12.15 are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. (c) No Loan Party shall assert, and each Loan Party hereby waives, any claim against the Indemnitees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Loan Party hereby waives, releases and agrees not to sue upon any such claim or seek any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. (d) The indemnities and waivers set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents. Section 12.16. Records. The unpaid principal of and interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error.

181 DM_US 605062461-16.116680.0023 Section 12.17. Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Agent and each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof. Section 12.18. Highest Lawful Rate. It is the intention of the parties hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender, as applicable, to the Borrowers); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall, subject to the last sentence of this Section 12.18, be canceled automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender to the Borrowers). All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (x) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would be less than the amount of interest payable to such Agent or such Lender computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the

182 DM_US 605062461-16.116680.0023 Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18. For purposes of this Section 12.18, the term “applicable law” shall mean that law in effect from time to time and applicable to the loan transaction between the Borrowers, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America. The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration. Section 12.19. Confidentiality. Each Agent and each Lender agrees (on behalf of itself and its Related Parties) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure by any Agent or any Lender of any such information (i) to its Affiliates, its Related Parties or the Related Parties of any Person described in clause (ii) or (iii) below) (it being understood that the Persons to whom such disclosure is made either will be informed of the confidential nature of such information and instructed to keep such information confidential in accordance with this Section 12.19 or is subject to other customary confidentiality obligations); (ii) to any other party hereto; (iii) to any assignee or participant (or prospective assignee or participant) or any party to a Securitization, so long as such assignee or participant (or prospective assignee or participant) or party to a Securitization agrees, in writing, to be bound by or is otherwise subject to customary confidentiality obligations (including, without limitation, confidentiality provisions similar in substance to this Section 12.19); (iv) to the extent required by any Requirement of Law or judicial process or as otherwise requested by any Governmental Authority; (v) to the National Association of Insurance Commissioners or any similar organization, any examiner, auditor or accountant or any nationally recognized rating agency;

183 DM_US 605062461-16.116680.0023 (vi) in connection with any litigation to which any Agent or any Lender is a party; (vii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (viii) to any other Person if such information is general portfolio information that does not identity the Loan Parties, or (ix) with the consent of the Administrative Borrower. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to any Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents and the Commitments. Section 12.20. Public Disclosure. Each Loan Party agrees that neither it nor any of its Affiliates will now or in the future issue any press release or other public disclosure using the name of an Agent, any Lender or any of their respective Affiliates or referring to this Agreement or any other Loan Document without the prior written consent of such Agent or such Lender, except to the extent that such Loan Party or such Affiliate is required to do so under applicable law (in which event, such Loan Party or such Affiliate will consult with such Agent or such Lender before issuing such press release or other public disclosure). Each Loan Party hereby authorizes each Agent and each Lender, after consultation with the Borrowers, to advertise the closing of the transactions contemplated by this Agreement, and to make appropriate announcements of the financial arrangements entered into among the parties hereto, as such Agent or such Lender shall deem appropriate, including, without limitation, on a home page or similar place for dissemination of information on the Internet or worldwide web, or in announcements commonly known as tombstones, in such trade publications, business journals, newspapers of general circulation and to such selected parties as such Agent or such Lender shall deem appropriate. Section 12.21. Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. Section 12.22. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing the Borrowers, which information includes the name and address of each such entity and other information that will allow such Lender to identify the entities composing the Borrowers in accordance with the USA PATRIOT Act. Each Loan Party agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as any Lender may reasonably require from time to time in order to enable such Lender to comply with the USA PATRIOT Act.

184 DM_US 605062461-16.116680.0023 Section 12.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (c) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[Signature Page Blue Torch ‒ Financing Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWERS: EBS ENTERPRISES LLC By: Name: Michael Arthur Title: Chief Financial Officer GUARANTORS: AIRSCULPT TECHNOLOGIES, INC. By: Name: Michael Arthur Title: Chief Financial Officer EBS INTERMEDIATE PARENT LLC By: Name: Michael Arthur Title: Chief Financial Officer Docusign Envelope ID: C61BAA53-D6F9-8D8E-81AB-B9F2FF7BD6F8

[Signature Page Blue Torch ‒ Financing Agreement] COLLATERAL AGENT AND ADMINISTRATIVE AGENT: BLUE TORCH FINANCE LLC By: Name: Kevin Genda Title: Authorized Signatory Docusign Envelope ID: B0EFAEAD-7C29-8772-8344-78B4202BDD7C

[Signature Page Blue Torch ‒ Financing Agreement] LENDERS: BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Name: Kevin Genda Title: Managing Member BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Name: Kevin Genda Title: Managing Member BLUE TORCH CREDIT OPPORTUNITIES FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Name: Kevin Genda Title: Managing Member Docusign Envelope ID: B0EFAEAD-7C29-8772-8344-78B4202BDD7C

[Signature Page Blue Torch ‒ Financing Agreement] BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner By: KPG BTC Management LLC, its managing member By: ___________________________________ Name: Kevin Genda Title: Managing Member BLUE TORCH CREDIT OPPORTUNITIES FUND IV LP By: Blue Torch Credit Opportunities GP IV LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Name: Kevin Genda Title: Managing Member BLUE TORCH CREDIT OPPORTUNITIES NJDOI FUND LP By: Blue Torch Credit Opportunities NJDOI GP LLC, its General Partner By: KPG BTC Management LLC, its managing member By: ___________________________________ Name: Kevin Genda Title: Managing Member BLUE TORCH CREDIT OPPORTUNITIES STRUCTURED UNLEVERED MASTER FUND LP By: Blue Torch Credit Opportunities Structured Fund GP LLC, its General Partner By: KPG BTC Management LLC, its managing member By: ___________________________________ Name: Kevin Genda Title: Managing Member Docusign Envelope ID: B0EFAEAD-7C29-8772-8344-78B4202BDD7C

[Signature Page Blue Torch ‒ Financing Agreement] BTC HOLDINGS SBAF FUND LLC By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Name: Kevin Genda Title: Managing Member BTC HOLDINGS KRS FUND LLC By: Blue Torch Credit Opportunities KRS Fund LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Name: Kevin Genda Title: Managing Member BTC HOLDINGS FUND IV LLC By: Blue Torch Credit Opportunities Fund IV LP, its Sole Member By: Blue Torch Credit Opportunities GP IV LLC, its General Partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Name: Kevin Genda Title: Managing Member Docusign Envelope ID: B0EFAEAD-7C29-8772-8344-78B4202BDD7C

DM_US 605487711-6.116680.0023 Schedule 1.01(A) Lenders and Lenders’ Commitments Initial Term Loan Commitment Lender Initial Term Loan Commitment Blue Torch Credit Opportunities SBAF Fund LP $2,065,401.18 Blue Torch Credit Opportunities Fund III LP $13,068,113.42 Blue Torch Credit Opportunities Unlevered Fund III LP $881,866.59 Blue Torch Credit Opportunities Fund IV LP $10,316,573.35 Blue Torch Credit Opportunities NJDOI Fund LP $3,084,990.56 Blue Torch Credit Opportunities Structured Unlevered Master Fund LP $661,069.41 BTC Holdings SBAF Fund LLC $3,098,101.77 BTC Holdings KRS Fund LLC $1,550,207.76 BTC Holdings Fund IV LLC $4,273,675.98 Total $39,000,000.00 Revolving Credit Commitment Lender Revolving Credit Commitment Blue Torch Credit Opportunities SBAF Fund LP $661,987.56 Blue Torch Credit Opportunities KRS Fund LP $198,744.58 Blue Torch Credit Opportunities Fund III LP $1,675,399.16 Blue Torch Credit Opportunities Unlevered Fund III LP $113,059.82 Blue Torch Credit Opportunities Fund IV LP $1,870,544.79 Blue Torch Credit Opportunities NJDOI Fund LP $395,511.61 Blue Torch Credit Opportunities Structured Unlevered Master Fund LP $84,752.49 Total $5,000,000.00

Schedule 1.01(B)

Facilities; Real Estate; Mortgages

Loan Party	Location	Real Property Asset	Lessor or Mortgagee
EBS Enterprises LLC	3495 Piedmont Road, Suite 100, Atlanta, GA 30305	Leasehold	TAC Fountains, LLC
EBS Enterprises LLC	3807 Cleghorn Ave, Suite 901, Nashville, TN 37215	Leasehold	CHGL Cleghorn Hotel Partners LLC
EBS Enterprises LLC	157 Steele Street, Suite 100, Cherry Creek, CO 80206	Leasehold	157 N Steele LLC (successor to Cherry Creek Res, LLC)
EBS Enterprises LLC	1111 Lincoln Road, Suite 800, Miami Beach, FL 33139	Leasehold	1111 Lincoln LLC (c/o UIA Management)
EBS Enterprises LLC	10920 Moss Park Rd Suite 230, Orlando, FL 32832	Leasehold	Primemed Lake Nona LLC
EBS Enterprises LLC	900 N Michigan Ave, Suite 1400, Chicago, IL 60611	Leasehold	900 NORTH MICHIGAN, L.L.C.
EBS Enterprises LLC	720 Waukegan Rd Suite 200 Deerfield, IL 60015	Leasehold	Kirby Limited Partnership d/b/a Deerfield Square Limited Partnership
EBS Enterprises LLC	7701 France Ave, Suite 425, Edina, MN 55435	Leasehold	Centennial Lakes I L.L.C. (c/o Cushman & Wakefield)
EBS Enterprises LLC	6060 Piedmont Row Drive S, Suite 450, Charlotte, NC 28210	Leasehold	Southpark 6060 Medical Properties LLC
EBS Enterprises LLC	500 Crescent Ct #138, Dallas, TX 75201	Leasehold	GPIF TC Owner LLC
EBS Enterprises LLC	1919 Gallows Road, 1st Floor, Vienna, VA 22182	Leasehold	FORT CRE TYS LLC (successor to TIP Owner, L.L.C.)
EBS Enterprises LLC	500 108th Ave NE, Suite 1F2, Bellevue, WA 98004	Leasehold	American Assets Trust (City Center Bellevue) (d/b/a AAT CC)
EBS Enterprises LLC	436 N Bedford Drive, Suite 448B, Beverly Hills, CA 90210	Leasehold	G&L 436 Bedford LLC

DM_US 605487711-6.116680.0023

Loan Party	Location	Real Property Asset	Lessor or Mortgagee
EBS Enterprises LLC	4 West 58th Street, 11th Floor, New York, NY 10019	Leasehold	SOLOW BUILDING COMPANY, L.L.C.
EBS Enterprises LLC	9500 E Ironwood Square Dr, Suite 108/110, Scottsdale, AZ 85258	Leasehold	Atul P. Lalani and Leina Abraham-Lalani, Trustees of the Lalani Family Trust dated December 17, 2009
EBS Enterprises LLC	6440 S Wasatch Blvd, Suite 235, Salt Lake City, UT 84121	Leasehold	COTTONWOOD CANYON PLAZA, LLC
EBS Enterprises LLC	901 N Green Valley Pkwy, Suite 250, Henderson, NV 89074	Leasehold	Brentwood Green Valley 2, LLC (c/o Cushman & Wakefield)
EBS Enterprises LLC	4510 Executive Dr, Suite 100, San Diego, CA 92121	Leasehold	CPI/AHP Chancellor Park MOB Owner LLC
EBS Enterprises LLC	17877 Von Karman Ave Ste 350, Irvine, CA 92614	Leasehold	Quintana Office Property LLC
EBS Enterprises LLC	6200 Bridge Point Pkwy Bldg IV, Suite 150, Austin, TX 78730	Leasehold	EQC Operating Trust
EBS Enterprises LLC	20 Ashburton Pl, 1st Floor, Boston, MA 02108	Leasehold	FAROS 20 ASHBURTON LLC
EBS Enterprises LLC	460 E Swedesford Rd, Suite 1010, Wayne, PA 19087	Leasehold	IPX East Swedesford Road Investors LLC
EBS Enterprises LLC	9415 Nall Avenue Suite 201, Prairie Village, KS 66207	Leasehold	Meadowbrook Office LLC (c/o Waterford Property Co)
EBS Enterprises LLC	555 S. Old Woodward Avenue, Suite 500, Birmingham, MI 48009	Leasehold	The New 555 COMMERCIAL LLC
EBS Enterprises LLC	4100 Regent St 4 H, Columbus, OH 43219	Leasehold	Easton Town Center II, LLC
EBS Enterprises LLC	7400 Fannin Street, Houston, Texas 77504	Leasehold	Texas HCP Holding, L.P.
EBS Enterprises LLC	1200 Broadway, Suite No. 715, Nashville, Tennessee 37203	Leasehold	1200 Broadway LLC
EBS Enterprises LLC	550 S. Winchester Blvd, San Jose, California, 95128	Leasehold	CG-Muller 550 Winchester, LLC

DM_US 605487711-6.116680.0023

DM_US 605487711-6.116680.0023 Loan Party Location Real Property Asset Lessor or Mortgagee EBS Enterprises LLC 8510 Colonnade Center Drive, Suite 100, Raleigh, North Carolina Leasehold REVA Raleigh Colonnade LLC

DM_US 605487711-6.116680.0023 Schedule 1.01(C) Immaterial Subsidiaries 1. Elite Body Sculpture Canada, LTD

DM_US 605487711-6.116680.0023 Schedule 1.01(D) PC Entities 1. EBS Arizona, LLC 2. Elite Body Sculpture, Inc. 3. EBS Colorado, PLLC 4. EBS Florida, PLLC 5. EBS Georgia, LLC 6. EBS Illinois, LLC 7. EBS Kansas, LLC 8. EBS Massachusetts, PLLC 9. EBS Michigan, PLLC 10. EBS Minnesota, PLLC 11. EBS Nevada, PLLC 12. Madison Avenue Medical, PLLC 13. EBS North Carolina, PLLC 14. EBS Ohio, LLC 15. EBS Pennsylvania, PLLC 16. EBS Tennessee, PLLC 17. EBS Texas, PLLC 18. EBS Utah, LLC 19. EBS Virginia, LLC 20. EBS Washington, PLLC

Schedule 6.01(e)

Capitalization; Subsidiaries

Company Name	Equity Holder Name	Class of Interest	Percentage Owned
AirSculpt Technologies, Inc.	Publicly held company	Common Shares	100%
EBS Intermediate Parent LLC	AirSculpt Technologies, Inc.	Membership Units	100%
EBS Enterprises LLC	EBS Intermediate Parent LLC	Membership Units	100%
Elite Body Sculpture Canada, LTD	EBS Enterprises LLC	Common Shares	100%

DM_US 605487711-6.116680.0023

DM_US 605487711-6.116680.0023 Schedule 6.01(f) Litigation 1. Pabon v. EBS Florida, PLLC & Emily Anne Devol Webster, D.O.: Wrongful death and medical malpractice claims; an answer and motion to dismiss have been filed; the exposure is not reasonably determinable at this time but the claim is fully covered by insurance. 2. Kristina Togia v. Susan Yang, M.D. & EBS Washington, PLLC: Infection and negligence claims; aggressively defended, with the carrier seeking mediation; the exposure is not reasonably determinable at this time but the claim is fully covered by insurance. 3. Gavin Easley v. EBS Virginia, L.L.C. & Dare Ajibade, M.D.: Wrongful death lawsuit; currently in the discovery process; the exposure is not reasonably determinable at this time but the claim is fully covered by insurance. 4. Rowley v. Robert J. Paresi, Jr., M.D. & EBS Illinois, L.L.C.: Medical malpractice claim currently in discovery; corporate structure and pleadings are being clarified; the exposure is not reasonably determinable at this time but the claim is fully covered by insurance.

DM_US 605487711-6.116680.0023 Schedule 6.01(i) ERISA None.

DM_US 605487711-6.116680.0023 Schedule 6.01(l) Nature of Business Providers of minimally invasive body contouring and sculpting medical procedures.

DM_US 605487711-6.116680.0023 Schedule 6.01(p) Employee and Labor Matters None.

DM_US 605487711-6.116680.0023 Schedule 6.01(q) Environmental Matters None.

Schedule 6.01(r)

Insurance

Policy	Insurer	Insured	Policy No.	Limits
Commercial Property Insurance	Century Surety Company	AirSculpt Technologies, Inc.*	CCP-1321537	$374,996
COMMERCIAL PROPERTY	Hartford Casualty Ins Co	AirSculpt Technologies, Inc.*	33SBABE7ED3	$ 16,681,448
Workers Comp	Hartford Accident & Indemnity	AirSculpt Technologies, Inc.*	33WECAC0LJL 33WECBK7YHY	$1,000,000
General Liability	Hartford Casualty Ins Co.	AirSculpt Technologies, Inc.*	33SBABE7ED3	$1,000,000 each occurrence/ $2,000,000 aggregate
Auto Liability	Hartford Casualty Ins Co	AirSculpt Technologies, Inc.*	33SBABE7ED3	$1,000,000
Umbrella liability	The Hartford Insurance Group	AirSculpt Technologies, Inc.*	33XHUWZ5139	$6,000,000
Workers Comp	Trumbull Insurance Company	AirSculpt Technologies, Inc.*	33WECBK7XSB 33WECBL0GUV	$1,000,000 $1,000,000
Workers Comp	Hartford Fire Insurance Co	AirSculpt Technologies, Inc.*	33WECBK7XT7	$1,000,000
Workers Comp	Nutmeg Insurance Company	AirSculpt Technologies, Inc.*	33WECBK7XYB 33WECBK7YL8	$1,000,000

*Named and Additional Insureds include: AirSculpt Technologies, Inc., Elite Body Sculpture, Inc., EBS Enterprises LLC, EBS Intermediate Parent LLC, Elite Body Sculpture, Inc, EBS Washington, PLLC, EBS Minnesota, PLLC, EBS Tennessee, PLLC, Madison Avenue Medical, PLLC, EBS Texas, PLLC, EBS Virginia, LLC, EBS Illinois, LLC, EBS Georgia, LLC, EBS Utah, LLC, EBS Nevada, PLLC, EBS Colorado, PLLC, EBS North Carolina, PLLC, EBS Massachusetts, PLLC, EBS Pennsylvania, PLLC, EBS Florida, PLLC, EBS Michigan, PLLC, EBS Ohio, LLC, EBS Kansas, LLC, EBS Arizona, LLC

DM_US 605487711-6.116680.0023

DM_US 605487711-6.116680.0023 Schedule 6.01(u) Intellectual Property (i) Registered Intellectual Property Trademarks: Company Country Trademark Application and Registration No. Filing Date Registration Date Assignees EBS Enterprises LLC U.S. CANKCURE App: 90390453 Reg: 6890354 12/17/2020 11/1/2022 None. EBS Enterprises LLC U.S. AIRTITE Cross References: AIR TIGHT App: 99036680 Reg: 8394872 2/11/2025 8/11/2026 None EBS Enterprises LLC U.S. THE 48 HOUR DIFFERENCE App: 98338333 1/2/2024 N/A None EBS Enterprises LLC U.S. AIRSCULPTING App: 97452583 Reg: 7644970 6/10/2022 1/7/2025 None

DM_US 605487711-6.116680.0023 EBS Enterprises LLC U.S AIRSCULPT+ Cross References: AIR SCULPT PLUS App: 90799441 Reg: 7013515 6/28/2021 3/28/2023 None EBS Enterprises LLC U.S. AIRSCULPT PLUS Cross References: AIR SCULPT PLUS App: 90799445 Reg: 7523710 6/28/2021 10/1/2024 None EBS Enterprises LLC U.S. CURE FOR THE HIP DIP App: 90052747 Reg: 6585098 7/14/2020 12/7/2021 None. EBS Enterprises LLC U.S. HIP FLIP App: 90052748 Reg: 6660603 7/14/2020 3/1/2022 None. EBS Enterprises LLC U.S. STUBBORN FAT, IT'S ALL WE DO Cross References: STUBBORN FAT ITS ALL WE DO, STUBBORN FAT IT IS ALL WE DO App: 88507952 Reg: 6555723 7/10/2019 11/9/2021 None.

DM_US 605487711-6.116680.0023 EBS Enterprises LLC U.S. POWER BBL App: 87553930 Reg: 5686968 8/2/2017 2/26/2019 EBS Enterprises LLC (Change of Name, Reel/Frame 6689/0702) EBS Enterprises LLC U.S. AIRSCULPT Cross References: AIR SCULPT App: 86139934 Reg: 4778054 12/10/2013 7/21/2015 EBS Enterprises LLC (Change of Name, Reel/Frame 6689/0702) EBS Enterprises LLC U.S. TINY TUCK App: 86130878 Reg: 4860286 11/27/2013 11/24/2015 EBS Enterprises LLC (Change of Name, Reel/Frame 6689/0702) EBS Enterprises LLC U.S. NO NEEDLE, NO SCALPEL, NO STITCHES App: 85927501 Reg: 4476359 5/9/2013 1/28/2014 EBS Enterprises LLC (Change of Name, Reel/Frame 6689/0702) EBS Enterprises LLC U.S. Design Only App: 85764280 Reg: 4357821 10/26/2012 6/25/2013 EBS Enterprises LLC (Change of Name, Reel/Frame 6689/0702) EBS Enterprises LLC U.S. ELITE BODY SCULPTURE App: 85653500 Reg: 4308158 6/15/2012 3/26/2013 EBS Enterprises LLC (Change of Name, Reel/Frame 6689/0702)

DM_US 605487711-6.116680.0023 EBS Enterprises LLC U.S. 48 HOUR SIX PACK Cross References: 48 HOUR 6 PACK App: 85653513 Reg: 4308159 6/15/2012 3/26/2013 EBS Enterprises LLC (Change of Name, Reel/Frame 6689/0702) EBS Enterprises LLC U.S. IF YOU CAN PINCH IT, WE CAN TAKE IT App: 85525520 Reg: 4273356 1/25/2012 1/8/2013 EBS Enterprises LLC (Change of Name, Reel/Frame 6689/0702)

DM_US 605487711-6.116680.0023 Patents: Company Country Title Application and Patent No. Filing Date Issue Date Assignees EBS Enterprises LLC US LASER NIL LIPOSUCTION SYSTEM AND METHOD US 10,517,638 B2 July 6, 2017 Dec. 31, 2019 None EBS Enterprises LLC US LASER NIL LIPOSUCTION SYSTEM AND METHOD US 9,700,375 B2 June 24, 2013 July 11, 2017 None. AirSculpt Technologies, Inc. US Lipectomy handle US D1141124 March 1, 2025 August 11, 2026 None. AirSculpt Technologies, Inc. UK HELIUM PLASMA NUTATIONAL INFRASONIC LIPOSCULPTURE SYSTEM AND METHOD GB202504832 September 27, 2023 None. (ii) Material Works of Authorship None. (iii) Material Intellectual Property Contracts None.

DM_US 605487711-6.116680.0023 Schedule 6.01(v) Material Contracts 1. The PC Documents.

DM_US 605487711-6.116680.0023 Schedule 7.02(a) Existing Liens None.

DM_US 605487711-6.116680.0023 Schedule 7.02(b) Existing Indebtedness None.

DM_US 605487711-6.116680.0023 Schedule 7.02(e) Existing Investments 1. Investments consisting of, or related to, the opening and startup of the de novo existing facility of Elite Body Sculpture Canada, LTD, made before the Effective Date by the Borrower.

DM_US 605487711-6.116680.0023 Schedule 7.02(k) Limitations on Dividends and Other Payment Restrictions None.

Schedule 8.01

Cash Management Accounts; PC Entity Accounts

Company	Bank or Broker	Address	Last 4 Digits of Account No.	Account Type
EBS Enterprises LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	4957	Operating Account
EBS Enterprises LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	2385	Money Market Account
EBS Enterprises LLC	Silicon Valley Bank	2625 Augustine Drive #301, Santa Clara, CA 95054	2915	Operating Account
EBS Enterprises LLC	Silicon Valley Bank	2625 Augustine Drive #301, Santa Clara, CA 95054	6606	BACA Account
EBS Enterprises LLC	Silicon Valley Bank	2625 Augustine Drive #301, Santa Clara, CA 95054	0402	Money Market Account
EBS Arizona, LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7115	Revenue Account
EBS Colorado, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	6984	Revenue Account
EBS Florida, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5171	Revenue Account
EBS Florida, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5236	Revenue Account
EBS Georgia, LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7131	Revenue Account
EBS Illinois, LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7166	Revenue Account
EBS Illinois, LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7647	Revenue Account
EBS Kansas, LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	2874	Revenue Account
EBS Massachusetts, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7697	Revenue Account
EBS Michigan, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	0230	Revenue Account
EBS Minnesota, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	8073	Revenue Account
EBS Nevada, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7034	Revenue Account
Madison Avenue Medical, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7255	Revenue Account
Madison Avenue Medical, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	4711	Revenue Account

DM_US 605487711-6.116680.0023

EBS North Carolina, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7883	Revenue Account
EBS North Carolina, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7891	Revenue Account
EBS Ohio, LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7892	Revenue Account
EBS Pennsylvania, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	7441	Revenue Account
EBS Tennessee, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5147	Revenue Account
EBS Texas, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5333	Revenue Account
EBS Texas, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5341	Revenue Account
EBS Texas, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5376	Revenue Account
EBS Utah, LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5139	Revenue Account
EBS Virginia, LLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5163	Revenue Account
EBS Washington, PLLC	City National Bank	3484 Central Avenue, Riverside, CA 92506	5155	Revenue Account
Elite Body Sculpture, Inc.	City National Bank	3484 Central Avenue, Riverside, CA 92506	5309	Revenue Account
Elite Body Sculpture, Inc.	City National Bank	3484 Central Avenue, Riverside, CA 92506	5295	Revenue Account
Elite Body Sculpture, Inc.	City National Bank	3484 Central Avenue, Riverside, CA 92506	5287	Revenue Account
Elite Body Sculpture, Inc.	City National Bank	3484 Central Avenue, Riverside, CA 92506	5325	Revenue Account
Elite Body Sculpture, Inc.	City National Bank	3484 Central Avenue, Riverside, CA 92506	5317	Revenue Account

DM_US 605487711-6.116680.0023

NA_DECHERT.97052651.5 EXHIBIT A FORM OF JOINDER AGREEMENT1 This JOINDER AGREEMENT (this “Agreement”), is entered into as of __________, 20__, by and among ___________, a ________ ([“New Borrower”][“New Guarantor”]), and BLUE TORCH FINANCE LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). W I T N E S S E T H: WHEREAS, pursuant to that certain Financing Agreement, dated as of November 5, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among the lenders identified on the signature pages thereto (each of such lenders, together with its successor and permitted assigns, a “Lender”), Agents, AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company, and the other Subsidiaries of the Parent party to the Financing Agreement as Borrowers (together with [New Borrower and] those additional Persons that are joined as a party to the Financing Agreement by executing the form of Joinder attached thereto as Exhibit A, each, a “Borrower” and, individually and collectively, jointly and severally, the “Borrowers”) and Guarantors (together with [New Guarantor,] the Parent, the Intermediate Parent and those additional Persons that are joined as a party to the Financing Agreement by executing the form of Joinder attached thereto as Exhibit A, each, a “Guarantor” and, individually and collectively, jointly and severally, the “Guarantors”), the Secured Parties have agreed to extend such credit to the Borrowers subject to the terms and conditions set forth in the Financing Agreement; WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Financing Agreement; WHEREAS, pursuant to that certain Intercompany Subordination Agreement, dated as of November 5, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercompany Subordination Agreement”), by and among the Loan Parties and each of the Loan Parties’ Subsidiaries from time to time party thereto as an obligor (such Subsidiaries, together with the Loan Parties, are referred to hereinafter each individually as an “Obligor”, and individually and collectively, jointly and severally, as “Obligors”) and Agents, each Obligor has agreed to the subordination of indebtedness of each other Obligor owed to such Obligor on the terms set forth therein; 1 Subject in all respects to local counsel review with respect to any New Borrower or New Guarantor that constitutes a Foreign Subsidiary

NA_DECHERT.97052651.5 WHEREAS, [New Borrower][New Guarantor] is required to become a party to the Financing Agreement and the Intercompany Subordination Agreement by, among other things, executing and delivering this Agreement to Agents; and WHEREAS, [New Borrower][New Guarantor] has determined that the execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, [New Borrower][New Guarantor], by virtue of the financial accommodations available to [New Borrower][New Guarantor] from time to time pursuant to the terms and conditions of the Financing Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows: Article I. Joinder of [New Borrower][New Guarantor] to the Financing Agreement. By its execution of this Agreement, [New Borrower][New Guarantor] hereby (a) agrees that from and after the date of this Agreement it shall be a party to the Financing Agreement as a [“Borrower”][“Guarantor”] and shall be bound by all of the terms, conditions, covenants, agreements and obligations set forth in the Financing Agreement, (b) accepts joint and several liability for the Obligations pursuant to the terms of the Loan Documents, and (c) confirms that, after giving effect to the supplement to the Schedules to the Financing Agreement provided for in Article II below, the representations and warranties contained in Section 6.01 of the Financing Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof) as they relate to [New Borrower][New Guarantor] as of the date of this Agreement (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date). [New Borrower][New Guarantor] hereby agrees that each reference to a [“Borrower”][“Guarantor”] or the [“Borrowers”][“Guarantors”] in the Financing Agreement and the other Loan Documents shall include [New Borrower][New Guarantor]. [New Borrower][New Guarantor] acknowledges that it has received a copy of the Financing Agreement and the other Loan Documents. Article II. Updated Schedules. Attached as Exhibit A hereto are supplements of each applicable Schedule to the Financing Agreement with all information required to be provided therein with respect to, and only with respect to, the [New Borrower][New Guarantor]. Each such supplemental Schedule shall be attached to the Financing Agreement, and on and after the date hereof all references in any Loan Document to any such Schedule to the Financing Agreement shall mean such Schedule as so amended; provided, that any use of the term “as of the date hereof” or any term of similar import, in any provision of the Financing Agreement relating to [New Borrower][New Guarantor] or any of the information amended by such supplemental Schedule hereby, shall be deemed to refer to the date of this Agreement. Article III. Joinder of [New Borrower][New Guarantor] to the Intercompany Subordination Agreement. By its execution of this Agreement, [New Borrower][New Guarantor] hereby (a) agrees that from and after the date of this Agreement it shall be an Obligor under the Intercompany Subordination Agreement as if it were a signatory thereto and shall be bound by all

NA_DECHERT.97052651.5 of the provisions thereof, and (b) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth in the Intercompany Subordination Agreement. [New Borrower][New Guarantor] hereby agrees that each reference to an “Obligor” or the “Obligors” in the Intercompany Subordination Agreement shall include [New Borrower][New Guarantor]. [New Borrower][New Guarantor] acknowledges that it has received a copy of the Intercompany Subordination Agreement. Article IV. [Reserved]. Article V. Representations and Warranties of [New Borrower][New Guarantor]. [New Borrower][New Guarantor] hereby represents and warrants to Agents for the benefit of the Secured Parties as follows: Section 5.01 [New Borrower][New Guarantor] (i) is duly organized, incorporated or formed, validly existing and in good standing under the laws of the state or jurisdiction of its organization, incorporation or formation (to the extent such concept exists in such jurisdiction), (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings contemplated under the Financing Agreement, and to execute and deliver this Agreement and each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary (to the extent such concept exists in such jurisdiction), except (solely for the purposes of subclauses (i) and (iii)) where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. Section 5.02 The execution, delivery and performance by [New Borrower][New Guarantor] of this Agreement and each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary corporate or other organizational action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document or to the extent a Permitted Lien) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect. Section 5.03 No material authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any [New Borrower][New Guarantor] of this Agreement or any Loan Document to which it is or will be a party other than (i) filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation (or release existing Liens), on the date hereof, (ii) those authorizations, approvals, actions, notice and filings that have been duly obtained, taken, given or made and are in full force

NA_DECHERT.97052651.5 and effect and (iii) those authorizations, approvals, actions, notice and filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect. Section 5.04 Each other representation and warranty applicable to [New Borrower][New Guarantor] as a [Borrower][Guarantor] under the Loan Documents is true, correct and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date). Article VI. Additional Requirements.2 Concurrent with the execution and delivery of this Agreement (or within such later period as the Collateral Agent may agree in its sole discretion) Agents shall have received the following, each in form and substance reasonably satisfactory to Agents: (a) a Joinder No. __ to the Security Agreement, dated as of the date hereof, by and among [New Borrower][New Guarantor] and Agents (“Joinder No. __”), together with the original Equity Interest certificates, if any, representing all of the Equity Interests of the Subsidiaries of [New Borrower][New Guarantor] required to be pledged under the Security Agreement and any original promissory notes of [New Borrower][New Guarantor], accompanied by undated Equity Interest powers/transfer forms executed in blank, and the same shall be in full force and effect; (b) a Pledged Interests Addendum by __________, a _________, dated as of the date hereof, with respect to the pledge of Equity Interest of [New Borrower][New Guarantor], owned by _______, together with the original stock certificates, if any, representing all of the Equity Interests of [New Borrower][New Guarantor] held by [__], accompanied by undated stock powers executed in blank and other proper instruments of transfer, and the same shall be in full force and effect; (c) appropriate financing statement to be filed in the office of the _______ Secretary of State against [New Borrower][New Guarantor] to perfect the Collateral Agent’s Liens in and to the Collateral of [New Borrower][New Guarantor]; (d) a certificate from the Secretary of [New Borrower][New Guarantor], dated as of the date hereof, (i) attesting to the resolutions of [New Borrower][New Guarantor] [Board of Directors][Managers] authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which [New Borrower][New Guarantor] is or will become a party, (ii) authorizing officers of [New Borrower][New Guarantor] to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of [New Borrower][New Guarantor]; (e) a certificate of status with respect to [New Borrower][New Guarantor], dated as of a recent date, such certificate to be issued by the appropriate officer of the jurisdiction of 2 For the avoidance of doubt, the Agents may elect to omit (or otherwise extend the timeframe for completion) with respect to any of the items in this Article VI.

NA_DECHERT.97052651.5 organization of [New Borrower][New Guarantor], which certificate shall indicate that [New Borrower][New Guarantor]is in good standing in such jurisdiction (or the substantive equivalent thereof in such jurisdiction); (f) certificates of status with respect to [New Borrower][New Guarantor], dated as of a recent date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of [New Borrower][New Guarantor]) in which the failure to be duly qualified or licensed could reasonably be expected to have a Material Adverse Effect, which certificates shall indicate that [New Borrower][New Guarantor] is in good standing in such jurisdictions (or the substantive equivalent thereof in such jurisdictions); (g) copies of [New Borrower’s][New Guarantor’s] Governing Documents, as amended, modified or supplemented to the date hereof, certified by the Secretary of [New Borrower][New Guarantor]; (h) evidence that [New Borrower][New Guarantor] has been added to the Loan Parties’ existing insurance policies required by Section 7.01(h) of the Financing Agreement; (i) a customary opinion of counsel regarding such matters as to [New Borrower][New Guarantor] as the Collateral Agent may reasonably request, and which is otherwise in form and substance reasonably satisfactory to the Collateral Agent (it being understood that such opinion shall be limited to this Agreement, and the documents executed or delivered in connection herewith (including the financing statement filed against [New Borrower][New Guarantor])); and (j) such other agreements, instruments, approvals or other documents reasonably requested by Agents prior to the date hereof in order to create, perfect and establish the first priority (subject to Permitted Liens) of, or otherwise protect, any Lien purported to be covered by any Loan Document or otherwise to effect the intent that [New Borrower][New Guarantor] shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that, to the extent set forth in the Financing Agreement and the Security Agreement, all property and assets of [New Borrower][New Guarantor] shall become Collateral for the Obligations. Article VII. Further Assurances. At any time upon the reasonable request of any Agent, [New Borrower][New Guarantor] shall promptly execute and deliver to Agents such additional agreements as such Agent shall reasonably request pursuant to the Financing Agreement and the other Loan Documents, in each case in form and substance reasonably satisfactory to Agents. Article VIII. Notices. Notices to [New Borrower][New Guarantor] shall be given in the manner set forth for [Borrowers][Guarantors] in Section 12.01 of the Financing Agreement. Article IX. Governing Law; Consent to Jurisdiction; Service of Process and Venue; Waiver of Jury Trial. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, CONSENT TO JURISDICTION, SERVICE OF PROCESS, VENUE, AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 12.09, 12.10 AND 12.11 OF THE FINANCING AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

NA_DECHERT.97052651.5 Article X. Binding Effect. This Agreement shall be binding upon [New Borrower][New Guarantor], and the other Loan Parties and shall inure to the benefit of the Agents and the Lenders, together with their respective successors and permitted assigns. Article XI. Effect on Loan Documents. Section 11.01 Except as contemplated to be supplemented hereby, the Financing Agreement, the Intercompany Subordination Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Except as expressly contemplated hereby, this Agreement shall not be deemed to be a waiver of, or consent to, or a modification or amendment of any other term or condition of the Financing Agreement, the Intercompany Subordination Agreement or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time. Section 11.02 (a) Each reference in the Financing Agreement and the other Loan Documents to [“Borrower”][“Guarantor”], “Obligor” or words of like import referring to a [Borrower][Guarantor] or an Obligor shall include and refer to [New Borrower][New Guarantor] and (b) each reference in the Financing Agreement, Intercompany Subordination Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Financing Agreement, the Fee Letter, Intercompany Subordination Agreement or any other Loan Document shall mean and refer to such agreement as supplemented by this Agreement. Article XII. Miscellaneous. Section 12.01 This Agreement is a Loan Document. For the avoidance of doubt, this Agreement shall be subject to the provisions regarding counterparts and electronic signatures set forth in Section 12.08 of the Financing Agreement and such provisions are incorporated herein by this reference mutatis mutandis. Section 12.02 Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. Section 12.03 Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement. Section 12.04 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Secured Parties or [New Borrower][New Guarantor], whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

NA_DECHERT.97052651.5 Section 12.05 The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto. Section 12.06 This Agreement shall be subject to the rules of construction set forth in Section 1.03 of the Financing Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis. [remainder of this page intentionally left blank].

NA_DECHERT.97052651.5 IN WITNESS WHEREOF, [New Borrower][New Guarantor] and Agents have caused this Agreement to be duly executed by its authorized officer as of the day and year first above written. [NEW BORROWER][NEW GUARANTOR]: ______________________________, a ____________________ By: ______________________________________ Name: ___________________________________ Title:

NA_DECHERT.97052651.5 COLLATERAL AGENT AND ADMINISTRATIVE AGENT: BLUE TORCH FINANCE LLC a Delaware limited liability company By: ______________________________________ Name: ___________________________________ Title: ____________________________________

NA_DECHERT.97052651.5 Exhibit A to Joinder Agreement

NA_DECHERT.97052651.5 EXHIBIT B FORM OF ASSIGNMENT AND ACCEPTANCE This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]3 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]4 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]5 hereunder are several and not joint.]6 Capitalized terms used but not defined herein shall have the meanings given to them in the Financing Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Financing Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Financing Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the Financing Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Financing Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor. 3 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 4 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 5 Select as appropriate. 6 Include bracketed language if there are either multiple Assignors or multiple Assignees.

NA_DECHERT.97052651.5 1. Assignor[s]: _________________________________________ _________________________________________ 2. Assignee[s]: _________________________________________ _________________________________________ [Assignee is an [Affiliate][Related Fund] of [identify Lender]] 3. Borrowers: EBS Enterprises LLC, a Delaware limited liability company (together with each other subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder) 4. Administrative Agent: Blue Torch Finance LLC, as Administrative Agent under the Financing Agreement 5. Financing Agreement: The Financing Agreement, dated as of November 5, 2026 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time), among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and Blue Torch Finance LLC, as Administrative Agent and Collateral Agent 6. Assigned Interest[s]: Assignor[s] 7 Assignee[s] 8 Aggregate Amount of [Term Loan][Revolving Credit Commitments/Revolvi ng Loans] for all Lenders9 Amount of [Term Loan][Revolving Credit Commitment/Revolvi ng Loans] Assigned Percentage Assigned of [Term Loan][Revolving Credit Commitment/Revolvi ng Loans]10 $ $ % $ $ % $ $ % 7 List each Assignor, as appropriate. 8 List each Assignee, as appropriate. 9 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 10 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

NA_DECHERT.97052651.5 [7. Trade Date: ______________]11 Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] [Remainder of this Page Intentionally Left Blank. Signature Pages Follow.] 11 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

NA_DECHERT.97052651.5 The terms set forth in this Assignment and Acceptance are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Name: Title: [Consented to and]12 Accepted: BLUE TORCH FINANCE LLC, as Administrative Agent By: _________________________________ Name: Title: [Consented to:]13 EBS ENTERPRISES LLC, as Administrative Borrower By: _________________________________ Name: Title: 12To be added only if the consent of the Administrative Agent is required by the terms of the Financing Agreement. 13 To be added if the consent of the Administrative Borrower is required pursuant to Section 12.07(b) of the Financing Agreement.

NA_DECHERT.97052651.5 ANNEX 1 TO ASSIGNMENT STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Financing Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Financing Agreement, (ii) it meets all the requirements to be an assignee under Section 12.07 of the Financing Agreement (subject to such consents, if any, as may be required thereunder)14, (iii) from and after the Effective Date, it shall be bound by the provisions of the Financing Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Financing Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01(a) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Financing Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it 14By confirming that it meets all the requirements to be an assignee under such provision of the Financing Agreement, the assignee is also confirming that it is not a Disqualified Institution.

NA_DECHERT.97052651.5 will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts that have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts that have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflict of laws principles thereof that would result in the application of any law other than the law of the State of New York. [Remainder of Page Intentionally Left Blank.]

NA_DECHERT.97052651.5 EXHIBIT C FORM OF NOTICE OF BORROWING Date: , 20__ To: BLUE TORCH FINANCE LLC c/o Blue Torch Capital LP as Administrative Agent under the Financing Agreement referred to below 599 Lexington Avenue 27th Floor New York, New York 10022 Email: BlueTorchAgency@alterdomus.com; erackear@bluetorchcapital.com Ladies and Gentlemen: Reference is made to that certain Financing Agreement, dated as of November 5, 2026 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company (the “Administrative Borrower” and, together with each other subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Blue Torch Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Financing Agreement. The Administrative Borrower hereby gives you notice, pursuant to Section 2.02(a) of the Financing Agreement of its request of a proposed [Revolving Loan][Term Loan] (the “Proposed Borrowing”) under the Financing Agreement and, in that connection, sets forth the following information: A. The date of the Proposed Borrowing is __________, 20__15 (the “Funding Date”). 15 Must be a Business Day, and with respect to the Initial Term Loan, must be the Effective Date.

NA_DECHERT.97052651.5 B. The aggregate principal amount of the Proposed Borrowing is $_________, of which $________ consists of Reference Rate Loans and $________ consists of SOFR Loans, [having an initial Interest Period of [1][3] months16]. C. The Proposed Borrowing constitutes [____] Loans. D. The Administrative Borrower’s wire instructions for the Proposed Borrowing are set forth on Schedule I hereto. Delivery of an executed signature page of this Notice of Borrowing by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Notice of Borrowing. [Remainder of Page Intentionally Left Blank. Signature Page Follows.] 16 Applicable to the SOFR Loans.

NA_DECHERT.97052651.5 Yours truly, EBS ENTERPRISES LLC, as Administrative Borrower By: _____________________________ Name: Title:

NA_DECHERT.97052651.5 SCHEDULE I Administrative Borrower’s Wire Instructions

NA_DECHERT.97052651.5 EXHIBIT D FORM OF SOFR NOTICE Date: , 20__ To: BLUE TORCH FINANCE LLC c/o Blue Torch Capital LP as Administrative Agent under the Financing Agreement referred to below 599 Lexington Avenue 27th Floor New York, New York 10022 Email: BlueTorchAgency@alterdomus.com; erackear@bluetorchcapital.com Ladies and Gentlemen: Reference is made to that certain Financing Agreement, dated as of November 5, 2026 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company (the “Administrative Borrower” and, together with each other subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Blue Torch Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement. The Administrative Borrower hereby gives you notice, pursuant to Section 2.07(a) of the Financing Agreement, of its request for the following: (i) a continuation, on ________, 20__, as SOFR Loans having an Interest Period of [1][3] months, of [Revolving Loans][Term Loans] outstanding on the date hereof in an aggregate principal amount of $__________ having an Interest Period ending on the proposed date for such continuation; (ii) a conversion of Reference Rate Loans, on ________, 20__, to SOFR Loans having an Interest Period of [1][3] months of [Revolving Loans][Term Loans] outstanding on the date hereof in an aggregate principal amount of $ _______; and

NA_DECHERT.97052651.5 (iii) a conversion of SOFR Loans, on ________, 20__, to Reference Rate Loans, of [Revolving Loans][Term Loans] outstanding on the date hereof in an aggregate principal amount of $ _________. [In connection herewith, the undersigned hereby certifies that, as of the date hereof, no Default or Event of Default has occurred and is continuing.]17 [Remainder of Page Intentionally Left Blank. Signature Page Follows.] 17Applicable only to a continuation of, or conversion into, SOFR Loans pursuant to clause (i) or (ii) above. Pursuant to Section 2.07(b) of the Financing Agreement, at any time that a Default or Event of Default has occurred and is continuing, the Borrowers shall not have the option to request that any portion of the Loans bear interest at Term SOFR.

NA_DECHERT.97052651.5 Yours truly, EBS ENTERPRISES LLC, as Administrative Borrower By: _____________________________ Name: Title:

NA_DECHERT.97052651.5 EXHIBIT E FORM OF COMPLIANCE CERTIFICATE __________, 20__ This certificate is delivered pursuant to Section 7.01(a)(iv) of that certain Financing Agreement, dated as of November 5, 2026 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company (the “Administrative Borrower” and together with each other subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Blue Torch Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement. The undersigned, solely in his/her capacity as an Authorized Officer of the Parent and not in any individual capacity, hereby certifies as follows: 1. The undersigned has reviewed the provisions of the Financing Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries, as applicable, during the period covered by the financial statements for the [fiscal month][fiscal quarter][Fiscal Year] ended [__________], 20[__] delivered concurrently herewith pursuant to Section 7.01(a)[(i)][(ii)][(iii)] of the Financing Agreement with a view to determining whether such Persons were in compliance with all of the provisions of the Financing Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of (i) any Event of Default which has occurred and is continuing[, except for the Events of Default as set forth on Annex A hereto, in each case, with a description of the nature and period of existence thereof and the action which such Persons propose to take or have taken with respect thereto]18, (ii) any changes to any PC Entity or Subsidiary of the Parent as a Loan Party or an Excluded Subsidiary [except for the changes to such information listed on Annex A hereto]19, (iii) any (A) Off Balance Sheet Liabilities whether or not reflected in such financial statements or (B) sale, factoring or other disposition by any Loan Party of any accounts receivables or other assets as part of any financing, 18 Delete if not applicable. 19 Delete if not applicable.

NA_DECHERT.97052651.5 including supply chain financings, which is not reflected in such financial statements[, except as set forth on Annex A hereto, in each case]20 and (iv) any material non-routine audits involving and/or related to its past or ongoing compliance with Healthcare Laws during the applicable reporting period[, except for the audits as set forth on Annex A hereto]21. 2. [Attached hereto as Annex B is a schedule showing the calculation of the financial covenants specified in Section 7.03 of the Financing Agreement and the calculation of the Leverage Ratio for the applicable period for purposes of determining the Applicable Margin.]22 3. [Attached hereto as Annex C is a discussion and analysis of the financial condition and results of operations of the Parent and its Subsidiaries for the portion of the Fiscal Year then elapsed and discussing the reasons for any significant variations from the Projections for such period and the figures for the corresponding period in the previous Fiscal Year.]23 4. [Attached hereto as Annex D is a calculation of any actual unpaid Tax liability of the Parent and its Subsidiaries.]24 5. [Attached hereto as Annex E is a summary of changes to any material insurance coverage maintained as of the date hereof by the Loan Parties, Subsidiaries and PC Entities, if any.]25 6. [Attached hereto as Annex F is the calculation of the Excess Cash Flow in accordance with the terms of Section 2.05(c)(i) of the Financing Agreement.]26 7. [[The undersigned hereby confirms that there have been no changes to the information contained in the Perfection Certificate delivered on the Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to Section 7.01(a)(iv) of the Financing Agreement.][Attached hereto as Annex G is the updated Perfection Certificate identifying the changes to the information contained in the Perfection Certificate delivered on the Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to Section 7.01(a)(iv) of the Financing Agreement.]]27 [Remainder of Page Intentionally Left Blank. Signature Page Follows.] 20 Delete if not applicable. 21 Delete if not applicable. 22 Only required for Compliance Certificates that are delivered with quarterly and annual financials. 23 Only required for Compliance Certificates that are delivered with quarterly and annual financials. 24 Only required for Compliance Certificates that are delivered with quarterly and annual financials. 25 Only required for Compliance Certificates that are delivered with annual financials. 26 Only required for Compliance Certificates that are delivered with annual financials. 27 Only required for Compliance Certificates that are delivered with annual financials.

NA_DECHERT.97052651.5 IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above. AIRSCULPT TECHNOLOGIES, INC. By: _____________________________ Name: Title:

NA_DECHERT.97052651.5 [ANNEX A to COMPLIANCE CERTIFICATE Description of Event of Default or Other Matters]28 28 Delete if not applicable.

NA_DECHERT.97052651.5 [ANNEX B to COMPLIANCE CERTIFICATE Calculation of Financial Covenants and Leverage Ratio] 29 29 Delete if not applicable.

NA_DECHERT.97052651.5 [ANNEX C to COMPLIANCE CERTIFICATE Management Discussion and Analysis] 30 30 Delete if not applicable.

NA_DECHERT.97052651.5 [ANNEX D to COMPLIANCE CERTIFICATE Description of Unpaid Tax Liability]31 31 Delete if not applicable.

NA_DECHERT.97052651.5 [ANNEX E to COMPLIANCE CERTIFICATE Changes to Material Insurance]32 32 Delete if not applicable.

NA_DECHERT.97052651.5 [ANNEX F to COMPLIANCE CERTIFICATE Calculation of Excess Cash Flow]33 33 Delete if not applicable.

NA_DECHERT.97052651.5 [ANNEX G to COMPLIANCE CERTIFICATE Perfection Certificate]34 34 Delete if not applicable.

NA_DECHERT.97052651.5 EXHIBIT F FORM OF [TERM][REVOLVING] LOAN NOTE New York, New York $___________ ___________, 20__ FOR VALUE RECEIVED, EBS Enterprises LLC, a Delaware limited liability company (the “Administrative Borrower”), and each other subsidiary of Parent (as defined below) listed as a “Borrower” on the signature pages to the Financing Agreement (as defined below) and each other subsidiary of the Parent that executes a Joinder Agreement and becomes a “Borrower” to the Financing Agreement (together with the Administrative Borrower, the “Borrowers”), hereby jointly and severally unconditionally promise to pay to the order of [NAME OF LENDER] [or its registered assigns] (the “Lender”) the principal amount of [________ $(________)] or, if less, the aggregate unpaid principal amount of the [Term Loan][Revolving Loans] made by the Lender to the Borrowers under the Financing Agreement, dated as of November 5, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), the Borrowers, each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto and Blue Torch Finance LLC, a Delaware limited liability company, as collateral agent for such lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent for such lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). This [Term][Revolving] Loan Note (this “Note”) is one of the promissory notes referred to in the Financing Agreement. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Financing Agreement. Interest shall accrue and be payable on the outstanding principal balance hereof at the per annum rates of interest set forth in the Financing Agreement. In accordance with the provisions of the Financing Agreement, upon the occurrence and during the continuance of an Event of Default, interest shall accrue on the outstanding unpaid principal balance hereof from the date of such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance with the Financing Agreement, at a rate per annum equal at all times to the Post-Default Rate. All amounts payable by the Borrowers hereunder shall be paid in accordance with the terms and conditions of the Financing Agreement in immediately available funds. Each Borrower hereby waives the requirements of demand, presentment, protest and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or a consent thereto; nor shall a single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. This Note may be executed in any number of counterparts and by different parties hereto or thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

NA_DECHERT.97052651.5 This Note is secured by the Collateral described in the Financing Agreement and the other Loan Documents, which describe the terms and conditions under which the [Term Loan][Revolving Loans] evidenced hereby [is][are] made and [is][are] to be prepaid or accelerated. The Lender is hereby entitled to all the benefits and rights of the Financing Agreement and such other Loan Documents (including, without limitation, any guarantees delivered in connection therewith). To the extent of any inconsistency between any of the terms and conditions of this Note and the terms and conditions of the Financing Agreement, the terms and conditions of the Financing Agreement shall control. The provisions of Sections 12.09, 12.10, 12.11, 12.12, 12.13, 12.14, 12.15 and 12.21 of the Financing Agreement are hereby incorporated by reference herein, mutatis mutandis, as to apply to this Note. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. [Signature page follows]

NA_DECHERT.97052651.5 IN WITNESS WHEREOF, and intending to be legally bound hereby, each Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written. EBS ENTERPRISES LLC, as Borrower By: Name: Title: [BORROWERS] By: Name: Title:

NA_DECHERT.97052651.5 EXHIBIT 2.09(d)-1 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Financing Agreement, dated as of November 5, 2026 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company (the “Administrative Borrower” and, together with each other subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Blue Torch Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Financing Agreement. Pursuant to the provisions of Section 2.09(d) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan or Loans (as well as any note evidencing any such Loan) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of a Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to a Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Administrative Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W- 8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Administrative Borrower and the Administrative Agent in writing and deliver promptly to the Administrative Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Administrative Borrower or the Administrative Agent) or promptly notify the Administrative Borrower and the Administrative Agent in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished the Administrative Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

NA_DECHERT.97052651.5 [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

NA_DECHERT.97052651.5 EXHIBIT 2.09(d)-2 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Financing Agreement, dated as of November 5, 2026 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company (the “Administrative Borrower” and, together with each other subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Blue Torch Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Financing Agreement. Pursuant to the provisions of Section 2.09(d) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of a Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to a Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with a certificate of its non- U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

NA_DECHERT.97052651.5 [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

NA_DECHERT.97052651.5 EXHIBIT 2.09(d)-3 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Financing Agreement, dated as of November 5, 2026 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company (the “Administrative Borrower” and, together with each other subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Blue Torch Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Financing Agreement. Pursuant to the provisions of Section 2.09(d) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners or members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners or members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners or members is a ten percent shareholder of a Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners or members is a controlled foreign corporation related to a Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal inability to do so, and (2) the

NA_DECHERT.97052651.5 undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

NA_DECHERT.97052651.5 EXHIBIT 2.09(d)-4 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Financing Agreement, dated as of November 5, 2026 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among AirSculpt Technologies, Inc., a Delaware corporation (the “Parent”), EBS Intermediate Parent LLC, a Delaware limited liability company (the “Intermediate Parent”), EBS Enterprises LLC, a Delaware limited liability company (the “Administrative Borrower” and, together with each other subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, the Intermediate Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and Blue Torch Finance LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition are used as defined in the Financing Agreement. Pursuant to the provisions of Section 2.09(d) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan or Loans (as well as any note evidencing any such Loan) in respect of which it is providing this certificate, (ii) its direct or indirect partners or members are the sole beneficial owners of such Loan or Loans (as well as any note evidencing such Loan), (iii) with respect to the extension of credit pursuant to this Financing Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners or members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners or members is a ten percent shareholder of a Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners or members is a controlled foreign corporation related to a Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Administrative Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Administrative Borrower and the Administrative Agent in writing and deliver promptly to the Administrative Borrower and the

NA_DECHERT.97052651.5 Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Administrative Borrower or the Administrative Agent) or promptly notify the Administrative Borrower and the Administrative Agent in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished the Administrative Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]